                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY


================================================================================


                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                           dated as of April 12, 2001

                                  by and among

                       NET2000 COMMUNICATIONS GROUP, INC.,
                                  as Borrower,

                         TORONTO DOMINION (TEXAS), INC.,
                            as Administrative Agent,

                            TD SECURITIES (USA) INC.,
                       as Lead Arranger and Book Manager,

                              ROYAL BANK OF CANADA,
                              as Syndication Agent,

                       GOLDMAN SACHS CREDIT PARTNERS L.P.
                             as Documentation Agent,

                          FIRST UNION SECURITIES, INC.
                           as Co-Documentation Agent,

                                       and

                            THE LENDERS NAMED HEREIN


                   $325,000,000 SENIOR SECURED CREDIT FACILITY


================================================================================

                                TABLE OF CONTENTS

                                                                                             Page

ARTICLE 1   DEFINITIONS.........................................................................1
         Section 1.1  Definitions...............................................................1
         Section 1.2  Other Definitional Provisions............................................32
         Section 1.3  Accounting Terms and Determinations......................................32

ARTICLE 2   LOANS..............................................................................33
         Section 2.1  Commitments..............................................................33
         Section 2.2  Issuance of Letters of Credit and Purchase of Participations Therein.....35
         Section 2.3  Notes....................................................................38
         Section 2.4  Scheduled Repayment of Loans/Commitment Reductions.......................39
         Section 2.5  Interest.................................................................43
         Section 2.6  Borrowing Procedure......................................................44
         Section 2.7  Optional Prepayments, Conversions and Continuations of Loans.............45
         Section 2.8  Mandatory Prepayments....................................................45
         Section 2.9  Minimum Amounts..........................................................47
         Section 2.10 Certain Notices..........................................................47
         Section 2.11 Use of Proceeds..........................................................48
         Section 2.12 Fees.....................................................................48
         Section 2.13 Computations.............................................................50
         Section 2.14 Termination or Reduction of Commitments..................................50

ARTICLE 3   PAYMENTS...........................................................................50
         Section 3.1  Method of Payment........................................................50
         Section 3.2  Pro Rata Treatment.......................................................51
         Section 3.2  Sharing of Payments......................................................52
         Section 3.4  Non-Receipt of Funds by the Administrative Agent.........................52
         Section 3.5  Taxes....................................................................52
         Section 3.6  Withholding Tax Exemption................................................54
         Section 3.7  Reinstatement of Obligations.............................................54
         Section 3.8  No Force Majeure, Disputes...............................................54

ARTICLE 4   YIELD PROTECTION AND ILLEGALITY....................................................55
         Section 4.1  Additional Costs.........................................................55
         Section 4.2  Limitaion on Types of Loans..............................................56
         Section 4.3  Illegality...............................................................57
         Section 4.4  Treatment of Affected Loans..............................................57
         Section 4.5  Compensation.............................................................58
         Section 4.6  Capital Adequacy.........................................................58
         Section 4.7  Additional Interest on Eurodollar Loans..................................59
         Section 4.8  Replacement of Lenders...................................................59

ARTICLE 5   SECURITY...........................................................................59
         Section 5.1  Collateral...............................................................59
         Section 5.2  Guaranties...............................................................60

         Section 5.3  New Subsidiaries; Additional Capital Stock...............................60
         Section 5.4  New Mortgaged Properties; Landlord Waivers...............................61
         Section 5.5  Setoff...................................................................62

ARTICLE 6   CONDITIONS PRECEDENT...............................................................62
         Section 6.1  Restatement Effective Date...............................................62
         Section 6.2  All Extensions of Credit.................................................65
         Section 6.3  Closing Certificate......................................................66

ARTICLE 7   REPRESENTATIONS AND WARRANTIES.....................................................67
         Section 7.1  Existence................................................................67
         Section 7.2  Financial Statements.....................................................67
         Section 7.3  Corporate Action; No Breach..............................................67
         Section 7.4  Operation of Business....................................................68
         Section 7.5  Intellectual Property....................................................68
         Section 7.6  Litigation and Judgments.................................................69
         Section 7.7  Rights in Properties; Liens..............................................69
         Section 7.8  Enforceability...........................................................69
         Section 7.9  Approvals................................................................69
         Section 7.10 Debt.....................................................................70
         Section 7.11 Taxes....................................................................70
         Section 7.12 Margin Securities........................................................70
         Section 7.13 ERISA....................................................................70
         Section 7.14 Disclosure...............................................................71
         Section 7.15 Subsidiaries.............................................................71
         Section 7.16 Compliance with Laws.....................................................71
         Section 7.17 Investment Company.......................................................71
         Section 7.18 Public Utility Holding Company...........................................71
         Section 7.19 Environmental Matters....................................................72
         Section 7.20 Labor Disputes and Acts of God...........................................73
         Section 7.21 Material Contracts.......................................................73
         Section 7.22 Bank of Accounts.........................................................73
         Section 7.23 Outstanding Securities...................................................73
         Section 7.24 Solvency.................................................................73
         Section 7.24 Employee Matters.........................................................74
         Section 7.26 Insurance................................................................74
         Section 7.27 Common Enterprise........................................................74
         Section 7.28 No Material Adverse Change...............................................74

ARTICLE 8   AFFIRMATIVE COVENANTS..............................................................74
         Section 8.1  Reporting Requirements...................................................74
         Section 8.2  Maintenance of Existence; Conduct of Business............................77
         Section 8.3  Maintenance of Properties and Permits....................................78
         Section 8.4  Taxes and Claims.........................................................78
         Section 8.5  Insurance................................................................78
         Section 8.6  Inspection Rights........................................................80
         Section 8.7  Keeping Books and Records................................................80
         Section 8.8  Compliance with Laws.....................................................80

         Section 8.9  Compliance with Agreements...............................................80
         Section 8.10 Further Assurances.......................................................80
         Section 8.11 ERISA....................................................................81
         Section 8.12 Interest Rate Protection.................................................81
         Section 8.13 Miscellaneous Business Covenants.........................................81
         Section 8.14 Trade Accounts Payable...................................................82
         Section 8.15 Delivery of Certain Amendments and Material Contracts....................82
         Section 8.16 Regulatory Approvals.....................................................82

ARTICLE 9   NEGATIVE COVENANTS.................................................................82
         Section 9.1  Debt ....................................................................82
         Section 9.2  Limitation on Liens......................................................84
         Section 9.1  Mergers..................................................................84
         Section 9.4  Restricted Payments......................................................84
         Section 9.5  Investments..............................................................85
         Section 9.6  Limitation on Issuance of Capital Stock of the Borrower..................86
         Section 9.7  Transactions with Affiliates.............................................86
         Section 9.8  Disposition of Property..................................................86
         Section 9.9  Sale and Leaseback.......................................................87
         Section 9.10 Lines of Business........................................................87
         Section 9.11 Environmental Protection.................................................88
         Section 9.12 Intercompany Transactions................................................88
         Section 9.13 Management Fees..........................................................88
         Section 9.14 Modification of Other Agreements.........................................88
         Section 9.15 ERISA....................................................................89
         Section 9.16 Financial Covenants......................................................89
         Section 9.17 No Payment of Debt.......................................................94

ARTICLE 10  DEFAULT............................................................................95
         Section 10.1 Event of Default.........................................................95
         Section 10.2 Remedies.................................................................98
         Section 10.3 Performance by the Administrative Agent..................................99
         Section 10.4 Payments Subsequent to Event of Default..................................99

ARTICLE 11  THE AGENTS.........................................................................99
         Section 11.1 Appointment, Powers and Immunities......................................100
         Section 11.2 Rights of each Agent as a Lender........................................101
         Section 11.3 Defaults................................................................101
         Section 11.4 Indemnification.........................................................101
         Section 11.5 Independent Credit Decisions............................................102
         Section 11.6 Several Commitments.....................................................103
         Section 11.7 Successor Administrative Agent..........................................103
         Section 11.8 Security Documents and Guaranties.......................................103

ARTICLE 12  MISCELLANEOUS.....................................................................104
         Section 12.1 Expenses................................................................104
         Section 12.2 Indemnification.........................................................105
         Section 12.3 Limitation of Liability.................................................105

         Section 12.4 No Duty.................................................................106
         Section 12.5 No Fiduciary Relationship...............................................106
         Section 12.6 Equitable Relief........................................................106
         Section 12.7 No Waiver, Cumulative Remedies..........................................106
         Section 12.8 Successors and Assigns..................................................106
         Section 12.9 Survival................................................................110
         Section 12.10 Entire Agreement.......................................................110
         Section 12.11 Amendments.............................................................111
         Section 12.12 Maximum Interest Rate..................................................111
         Section 12.13 Notices................................................................112
         Section 12.14 Governing Law; Submission to Jurisdiction; Service of Process..........113
         Section 12.15 Counterparts...........................................................113
         Section 12.16 Severability...........................................................113
         Section 12.17 Headings...............................................................113
         Section 12.18 Construction...........................................................113
         Section 12.19 Independence of Covenants..............................................114
         Section 12.20 Confidentiality........................................................114
         Section 12.21 Waiver of Jury Trial...................................................114
         Section 12.22 Approvals and Consent..................................................114
         Section 12.23 Service of Process.....................................................115
         Section 12.24 Amendment and Restatement..............................................115

                               INDEX TO APPENDICES

Appendix
--------
A-1               Term Loan Commitments and outstanding Term Loans
A-2               Revolving Credit Commitments
A-3               Incremental Facility Commitments


                                INDEX TO EXHIBITS

Exhibit           Description
-------           -----------
A        -        Form of Assignment and Acceptance
B-1      -        Form of Term Loan Note
B-2      -        Form of Revolving Loan Note
B-3      -        Form of Incremental Facility Loan Note
C-1      -        Form of Notice of Borrowings, Conversions, Continuations
                  and Prepayments
C-2      -        Form of Issuance Notice
D        -        Form of Compliance Certificate
E        -        Form of Guaranty Agreement
F        -        Form of Pledge and Security Agreement


                               INDEX TO SCHEDULES

Schedule                   Description
--------                   -----------
Schedule 1.1(a)   -        Certain Permitted Holders
Schedule 1.1(b)   -        Certain Permitted Liens
Schedule 6.1(j)   -        Projections
Schedule 7.4      -        Permits, Franchises, Licenses and Authorizations required by
                           Governmental Requirements or issued by Governmental
                           Authorities
Schedule 7.5      -        Intellectual Property
Schedule 7.6      -        Litigation, Etc.
Schedule 7.7      -        Real Property
Schedule 7.10     -        Existing Debt
Schedule 7.13     -        Plans
Schedule 7.15     -        Subsidiaries and Capitalization
Schedule 7.21     -        Material Contracts
Schedule 7.22     -        Bank Accounts
Schedule 7.25     -        Employee Matters
Schedule 7.26     -        Insurance
Schedule 8.16     -        Required Additional Approvals
Schedule 9.5      -        Certain Investments

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         THIS THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 12, 2001, is by and among NET2000 COMMUNICATIONS GROUP, INC., a Delaware corporation (the "Borrower"), each of the lending entities which is a party hereto (as evidenced by the signature pages of this Agreement) or which may from time to time become a party hereto as a lender, issuing bank or any successor or assignee thereof (individually, a "Lender" and, collectively, the "Lenders"), TORONTO DOMINION (TEXAS), INC. ("TD Texas"), as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"), TD SECURITIES (USA) INC. ("TDSI"), as lead arranger (in such capacity, the "Lead Arranger") and book manager (in such capacity, the "Book Manager"), ROYAL BANK OF CANADA ("RBC"), as syndication agent (in such capacity, the "Syndication Agent"), and Goldman Sachs Credit Partners L.P. ("GSCP"), as documentation agent, First Union Securities, Inc. ("First Union Securities"), as co-documentation agent (GSCP and First Union Securities, in their respective capacities as documentation agent and co-documentation agent, the "Documentation Agents").

                                R E C I T A L S:

         WHEREAS, the Borrower, the Administrative Agent and certain of the Lenders (the "Existing Lenders") are parties to that certain Second Amended and Restated Credit Agreement dated as of June 28, 2000, as amended pursuant to that certain First Amendment thereto dated as of July 7, 2000, that certain Second Amendment thereto dated as of November 10, 2000 and that certain Third Amendment thereto dated as of December 1, 2000 (as amended, supplemented or otherwise modified through the date hereof, the "Existing Credit Agreement");

         WHEREAS, the Borrower has requested that the Existing Lenders amend and restate the Existing Credit Agreement as more fully described herein; and

         WHEREAS, subject to the terms and conditions of this Agreement, the Borrower, the Existing Lenders, the other Lenders and the Agents wish to amend and restate the Existing Credit Agreement in its entirety as provided herein;

         NOW, THEREFORE, subject to the satisfaction of the conditions set forth in Section 6.1, the Borrower, the Lenders and the Agents hereby agree to amend and restate the Existing Credit Agreement in its entirety to read as follows:


                              ARTICLE 1   Definitions

         Section 1.1 Definitions, etc. As used in this Agreement, the following terms shall have the following meanings:

         "Access Lines" means, at any time, the total number of telephone line equivalents, calculated on a 64 Kilobit per second per line basis, of business end-users connected to the

Network and for which the Borrower and its Consolidated Subsidiaries are providing local access at such time.

         "Additional Costs" means as specified in Section 4.1(a).

         "Adjusted Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of one percent) determined by the Administrative Agent to be equal to (a) the Eurodollar Rate for such Eurodollar Loan for such Interest Period divided by (b) one minus the Reserve Requirement for such Eurodollar Loan for such Interest Period.

         "Adjusted Net Income" means, as to any Person (the "subject Person") and its Consolidated Subsidiaries and for any period, Consolidated Net Income less the following (without duplication) to the extent that any of the following shall have been included in Consolidated Net Income for such period: (a) any net gain or loss arising from the sale of capital assets, (b) any net gain or loss arising from any write-up or write-down of assets, (c) earnings or losses of any other Person, substantially all of the assets of which have been acquired by the subject Person or a Consolidated Subsidiary of the subject Person in any manner, to the extent that such earnings or losses were realized by such other Person prior to the date of such acquisition, (d) earnings or losses of any Person (other than a Consolidated Subsidiary of the subject Person) in which the subject Person or a Consolidated Subsidiary of the subject Person has an ownership interest, unless such earnings have actually been received by the subject Person or such Consolidated Subsidiary in the form of cash distributions, and (e) any net gain or loss arising from the acquisition of any securities of the subject Person or a Consolidated Subsidiary of the subject Person.

         "Administrative Agent" means as specified in the initial paragraph of this Agreement.

         "Administrative Agent's Letter" means that certain letter agreement dated as of April 14, 2000, among TDSI, Toronto Dominion (Texas), Inc., and the Borrower.

         "Affected State" means as specified in Section 6.1(p).

         "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent" means each of the Administrative Agent, Lead Arranger, Book Manager, Syndication Agent and each Documentation Agent.

         "Agreement" means this Agreement and any and all amendments, modifications, supplements, renewals, extensions or restatements hereof.

         "Annualized EBITDA" means, as to any Person and its Consolidated Subsidiaries and for the applicable period, the product of (a) EBITDA for the two most recently completed fiscal quarters, multiplied by (b) two.

         "Applicable Commitment Fee Percentage" means a percentage, per annum, determined by reference to the separate average usage of Revolving Loans, Term Loans and Incremental Facility Loans, as applicable, as set forth below:

========================= =================================

AVERAGE USAGE              APPLICABLE COMMITMENT FEE
                           PERCENTAGE
------------------------- ---------------------------------

less than 33.33%           1.50%
------------------------- ---------------------------------

greater than or equal to
33.33%
less than 66.67%           1.00%
------------------------- ---------------------------------

greater than or equal to
66.67%                     0.75%
========================= =================================

         For purposes of this definition, "average usage" shall be determined for the relevant period (i) in the case of Revolving Loans, by dividing (x) the average of the daily aggregate principal amount of outstanding Revolving Loans plus the Letter of Credit Usage for such period, by (y) the average of the daily Revolving Credit Commitments for such period, (ii) in the case of Term Loans, by dividing (x) the average of the daily aggregate principal amount of outstanding Term Loans for such period, by (y) the average of the daily Term Loan Commitments for such period and (iii) in the case of Incremental Facility Loans, by dividing (x) the average of the daily aggregate principal amount of outstanding Incremental Facility Loans for such period, by (y) the average of the daily Incremental Facility Commitments for such period.

         "Applicable Lending Office" means for each Lender and each Type of Loan, the lending office of such Lender (or an Affiliate of such Lender) designated for such Type of Loan below its name on the signature pages hereof (or, with respect to a Lender that becomes a party to this Agreement pursuant to an assignment made in accordance with Section 12.8, in the Assignment and Acceptance executed by it) or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Borrower and the Administrative Agent as the office by which its Loans of such Type are to be made and maintained.

         "Applicable Margin" means a percentage, per annum, determined by reference to the Total Debt to Annualized EBITDA Ratio in effect from time to time as set forth below:

================================= =================================== ==============================
TOTAL DEBT TO ANNUALIZED EBITDA   APPLICABLE MARGIN                   APPLICABLE MARGIN
RATIO                             FOR EURODOLLAR LOANS                FOR PRIME RATE LOANS
================================= =================================== ==============================


================================= =================================== ==============================

TOTAL DEBT TO
ANNUALIZED EBITDA                  APPLICABLE MARGIN                   APPLICABLE MARGIN
RATIO                              FOR EURODOLLAR LOANS                FOR PRIME RATE LOANS
================================= =================================== ==============================

greater than or equal to           4.25%                               3.25%
10.00:1.00 or negative
--------------------------------- ----------------------------------- ------------------------------

less than 10.00:1.00
greater than or equal to
8.00:1.00 3.75%                    2.75%
--------------------------------- ----------------------------------- ------------------------------

less than 8.00:1.00
greater than or equal to
6.00:1.00                          3.50%                               2.50%
--------------------------------- ----------------------------------- ------------------------------

less than 6.00:1.00
greater than or equal to
4.00:1.00                          3.25%                               2.25%
--------------------------------- ----------------------------------- ------------------------------

less than 4.00:1.00                3.00%                               2.00%
================================= =================================== ==============================

         Until such time as the Total Debt to Annualized EBITDA Ratio is less than or equal to 10.00:1.00, the Applicable Margin will be 4.25% per annum, with respect to Eurodollar Loans, and 3.25% per annum, with respect to Prime Rate Loans. No change in the Applicable Margin shall be effective until three Business Days after the date on which the Administrative Agent shall have received the applicable financial statements pursuant to Sections 8.1(a) and
(b), as applicable, and a Compliance Certificate pursuant to Section 8.1(c) calculating the Total Debt to Annualized EBITDA Ratio. At any time the Borrower has not submitted to the Administrative Agent the applicable information as and when required under Section 8.1(c) and under Sections 8.1(a) and (b), as applicable, the Applicable Margin shall be determined as if the Total Debt to Annualized EBITDA Ratio were in excess of 10.00:1.00. Within one Business Day of receipt of the applicable information as and when required under Section 8.1(c) and under Sections 8.1(a) and (b), as applicable, the Administrative Agent shall give each Lender telefacsimile or telephonic notice (confirmed in writing) of the Applicable Margin in effect from such date.

         "Asset Disposition" means the disposition of any or all of the Property of the Borrower or any of its Restricted Subsidiaries or NCH, whether by sale, lease, transfer, assignment, condemnation or otherwise, but excluding (a) sales of inventory in the ordinary course of business, (b) the grant of a Lien as security, (c) any involuntary disposition resulting from casualty damage to Property, and (d) dispositions of equipment if and to the extent that the equipment disposed of is, concurrently therewith, exchanged or replaced by equipment of equal or greater value.

         "Assignee" means as specified in Section 12.8(b).

         "Assigning Lender" means as specified in Section 12.8(b).

         "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and its Assignee and accepted by the Administrative Agent pursuant to Section 12.8(e), in substantially the form of Exhibit A hereto.

         "Bankruptcy Code" means as specified in Section 10.1(e).

         "Basle Accord" means the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, supplemented and otherwise modified and in effect from time to time, or any replacement thereof.

         "Board of Directors" means the board of directors of the Borrower.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Borrower to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

         "Book Manager" means as specified in the initial paragraph of this Agreement.

         "Borrower" means as specified in the initial paragraph of this Agreement.

         "Borrower Security Agreement" means that certain Second Amended and Restated Pledge and Security Agreement dated as of the Restatement Effective Date by and between the Borrower and the Administrative Agent, which amends and restates the existing Security Agreement (as defined in the Existing Credit Agreement) of the Borrower.

         "Business Day" means (a) any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required by law to close in New York, New York or Houston, Texas, and (b) with respect to all borrowings, payments, Conversions, Continuations, Interest Periods and notices in connection with Eurodollar Loans, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

         "Business Plan" means the Borrower's marketing and Network build-out plans, budget and schedule, including financial projections (which, as of the Restatement Effective Date, will include the Projections), for NCI and its Consolidated Subsidiaries for the eight year period beginning on the Restatement Effective Date, certified as being prepared generally in accordance with GAAP (except for the absence of footnotes), such projections giving effect to the Debt to be incurred under this Agreement as well as the other Debt to be incurred by NCI, NCH, the Borrower and their respective Consolidated Subsidiaries during such period.

         "Capital Expenditures" means as to any Person and its Consolidated Subsidiaries, amounts paid or Debt incurred by such Persons in connection with the purchase or lease by any such Persons of Property that would be required to be capitalized and shown on the statement of cash flows of such Persons in accordance with GAAP.

         "Capital Lease Obligations" means, as to any Person and its Consolidated Subsidiaries, the obligations of such Persons to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal Property, which obligations are classified as a capital lease on a balance sheet of such Persons under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "Capital Stock" means corporate stock and any and all securities, shares, partnership interests, limited partnership interests, limited liability company interests, membership interests, equity interests, participations, rights or other equivalents (however designated) of corporate stock or any of the foregoing issued by any entity (whether a corporation, a partnership or another entity) and includes, without limitation, securities convertible into Capital Stock and rights or options to acquire Capital Stock.

         "Change in Control" means the existence or occurrence of any of the following: (a) any of the Capital Stock of the Borrower is owned by any Person other than NCH or any of the Capital Stock of NCH is owned by any Person other than NCI; (b) any Capital Stock of any Subsidiary of the Borrower is owned by any Person other than the Borrower or any Wholly-Owned Subsidiary of the Borrower, (c) any Person or two or more Persons (other than the Permitted Holders) acting as a group (as defined in Section 13d-3 of the Exchange Act) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act) of 25% or more of the outstanding shares of Voting Stock of NCI; or (d) individuals who, as of the Restatement Effective Date, constitute the Board of Directors of NCI (the "NCI Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of NCI; provided, however, that any individual becoming a director of NCI subsequent to the Restatement Effective Date whose election, or nomination for election by NCI's shareholders was approved by a vote of at least a majority of the directors then comprising the NCI Incumbent Board shall be considered as though such individual were a member of the NCI Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or contest by or on behalf of a Person other than the Board of Directors of NCI.

         "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

         "Collateral" means all Property of any Person of any nature whatsoever upon which a Lien is created or purported to be created by any Loan Document as security for the Obligations or any portion thereof.

         "Commitments" means the Term Loan Commitments, Revolving Loan Commitments and Incremental Facility Commitments.

         "Commitment Percentage" means, as to any Lender and its Commitment, the percentage equivalent of a fraction, the numerator of which is the amount of the Term Loan Exposure, the Revolving Credit Exposure and the Incremental Facility Exposure of such Lender and the denominator of which is the aggregate amount of the Term Loan Exposure, the Revolving Credit Exposure and the Incremental Facility Exposure of all Lenders.

         "Communications Act" means the Communications Act of 1934, and any successor federal statute, and the rules and regulations of the FCC thereunder, all as amended and as the same may be in effect from time to time.

         "Compliance Certificate" means a Compliance Certificate substantially in the form of Exhibit D.

         "Consolidated Interest Expense" means, as to any Person and its Consolidated Subsidiaries and for any period, all interest on Debt of such Person and its Consolidated Subsidiaries paid in cash during such period, including the cash interest portion of payments under capital lease obligations.

         "Consolidated Net Income" means, as to any Person and its Consolidated Subsidiaries and for any period, the net income (or loss) of such Person and its Consolidated Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

         "Consolidated Subsidiary" means, with respect to any Person, any Restricted Subsidiary the financial attributes of which are or would be consolidated with those of such Person in the consolidated financial statements of such Person in accordance with GAAP.

         "Continue", "Continuation" and "Continued" shall refer to the continuation pursuant to Section 2.7 of a Eurodollar Loan as a Eurodollar Loan of the same Type from one Interest Period to the next Interest Period.

         "Contract Rate" means as specified in Section 12.12(a).

         "Contributed Capital" means, as to any Person and its Consolidated Subsidiaries and as of any date of determination, the sum of (without duplication) net cash proceeds contributed as equity to such Persons as of such date (including equity contributed on or before the Restatement Effective Date).

         "Contribution Agreement" means that certain Second Amended and Restated Contribution Agreement dated as of the Restatement Effective Date by and between the Borrower, NII, NCC, NCH, NCO, NCRE, NCS, NCV, FreBon, Vision IT and the Administrative Agent.

         "Convert", "Conversion" and "Converted" shall refer to a conversion pursuant to Section 2.7 or Article 4 of one Type of Loan into the other Type of Loan.

         "Credit Extension" means the making of a Loan or the issuing of a Letter of Credit.

         "Current Date" means (a) a date occurring no more than 30 days prior to the Restatement Effective Date or other relevant date as may be specified herein (as applicable) or (b) such earlier date which is acceptable to the Administrative Agent.

         "Debt" means as to any Person at any time (without duplication): (a) all indebtedness, liabilities and obligations of such Person for borrowed money,
(b) all indebtedness, liabilities and obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (c) all indebtedness, liabilities and obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than 90 days, (d) all Capital Lease Obligations of such Person, (e) all Debt of others Guaranteed by such Person, (f) all indebtedness, liabilities and obligations secured by a Lien existing on Property owned by such Person, whether or not the indebtedness, liabilities or obligations secured thereby have been assumed by such Person or are non-recourse to such Person, (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments, (h) all indebtedness, liabilities and obligations of such Person to redeem or retire shares of Capital Stock of such Person, (i) all indebtedness, liabilities and obligations of such Person under Interest Rate Protection Agreements, and (j) all indebtedness, liabilities and obligations of such Person in respect of unfunded vested benefits under any pension plans.

         "Default" means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.

         "Default Rate" means, in respect of any principal of any Loan at all times during which any Event of Default has occurred and is continuing or in respect of any other amount payable by the Borrower under this Agreement or any other Loan Document which is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period of such Event of Default or during the period commencing on the due date of such other amount until such other amount is paid in full, respectively, equal to the lesser of
(a) the sum of two percent (2.00%) plus the Prime Rate as in effect from time to time plus the Applicable Margin for Prime Rate Loans or (b) the Maximum Rate; provided, however, that if such amount in default is principal of a Eurodollar Loan and the due date is a day other than the last day of an Interest Period therefor, the "Default Rate" for such principal shall be, for the period from and including the due date and to but excluding the last day of the Interest Period therefor, the lesser of the rate per annum equal to (i) the sum of two percent (2.00%) plus the interest rate for such Eurodollar Loan for such Interest Period as provided in clause (ii) of Section 2.5(a) hereof or (ii) the Maximum Rate and, thereafter, the rate provided for above in this definition.

         "Documentation Agents" means as specified in the initial paragraph of this Agreement.

         "Dollars" and "$" mean lawful money of the U.S.

         "EBITDA" means, as to any Person and its Consolidated Subsidiaries and for any period, without duplication, the sum of the following for such Person and its Consolidated Subsidiaries for such period determined on a consolidated basis in accordance with GAAP: (a) Adjusted Net Income, plus (b) Consolidated Interest Expense to the extent deducted in determining Adjusted Net Income, plus (c) income and franchise taxes to the extent deducted in determining Adjusted Net Income, plus (d) depreciation and amortization expense and other non-cash (including, without limitation, any non-cash deferred compensation expense arising out of the grant of stock options to employees), non-tax items to the extent deducted in determining Adjusted Net Income, minus (e) non-cash income (or losses) to the extent included in determining Adjusted Net Income.

         "Eligible Assignee" means (a) any Affiliate of a Lender, (b) any commercial bank, savings and loan association, savings bank, finance company, insurance company, pension fund, mutual fund or other financial institution (whether a corporation, partnership or other entity) which has been approved by the Administrative Agent as a Lender under this Agreement or (c) any other entity approved by the Administrative Agent which is (or which is managed by a manager which manages funds which are) primarily engaged in making, purchasing or otherwise investing in commercial loans or extending, or investing in extensions of, credit for its own account in the ordinary course of its business; provided, however, that (i) Eligible Assignee shall not include any Affiliate of the Borrower, (ii) Eligible Assignee shall not include any business competitor of the Borrower or any other Loan Party except after the occurrence and during the continuance of an Event of Default, and (iii) during any time when any Commitment remains in effect, each entity referred to in clauses (b) or
(c) preceding must, in order to constitute an Eligible Assignee of a portion of such outstanding Commitment, have capital surplus and undivided profits aggregating at least $500,000,000 in amount.

         "Environmental Law" means any federal, state, provincial, local or foreign law, statute, code or ordinance, principle of common law, rule or regulation, as well as any Permit, order, decree, judgment or injunction issued, promulgated, approved or entered thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or safety, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, discharge or disposal of Hazardous Materials, including, without limitation as to U.S. laws, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., the Superfund Amendment and Reauthorization Act of 1986, 99-499, 100 Stat. 1613, the Resource Conservation and Recovery Act of 1976, 42 U. S. C. Section 6901 et seq., the Occupational Safety and Health Act, 29 U S.C. Section 651 et seq., the Clean Air Act, 42 U.S.C. Section 7401 et seq., the Clean Water Act, 33 U. S. C. Section 1251 et seq., the Emergency Planning and Community Right to Know Act, 42 U. S.
C. Section 11001 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Section 136 et seq., and the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., and any state or local counterparts.

         "Environmental Liabilities" means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability or criminal, penal or civil statute, including, without limitation, any Environmental Law, Permit, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereunder.

         "ERISA Affiliate" means any corporation or trade or business which is a member of a group of entities, organizations or employers of which a Loan Party is also a member and which is treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the Code.

         "Eurodollar Loans" means Loans that bear interest at rates based upon the Eurodollar Rate or the Adjusted Eurodollar Rate.

         "Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars in the approximate amount of the proposed Eurodollar Loan at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If such rate ceases to be available from Telerate News Service, the Eurodollar Rate shall be determined by the Administrative Agent in good faith from another financial reporting service, which service shall be reasonably acceptable to the Borrower.

         "Event of Default" has the meaning specified in Section 10.1.

         "Excess Cash Flow" means, as to any Person and its Consolidated Subsidiaries and for any fiscal year, and without duplication, the remainder of
(a) EBITDA for such fiscal year minus (b) the sum of (i) taxes payable in cash for such fiscal year, plus (ii) all principal and cash interest payments on Debt made during such fiscal year whether optional, mandatory or scheduled payments (excluding repayments of Revolving Loans except to the extent the Revolving Credit Commitments are permanently reduced in connection with such repayments), plus (iii) Capital Expenditures (but only to the extent paid in cash and not financed) made during such fiscal year.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended (or any successor act), and the rules and regulations thereunder (or respective successors thereto).

         "Existing Credit Agreement" means as specified in recitals to this Agreement.

         "Existing Lenders" means as specified in the recitals to this Agreement.

         "Existing Loans" means the "Loans" as such term is defined in the Existing Credit Agreement.

         "FCC" means the Federal Communications Commission and any successor agency.

         "FCC Licenses" means all Licenses issued by the FCC.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest one-sixteenth of one percent (1/16 of 1%)) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published on such next succeeding Business Day, the Federal Funds Rate for any day shall be the average rate which would be charged to the Reference Bank on such day on such transactions as determined by the Administrative Agent.

         "First Union Securities" means as specified in the initial paragraph of this Agreement.

         "FreBon" means FreBon International Corporation, a Virginia corporation, an indirect Wholly-Owned Subsidiary of the Borrower.

         "FreBon Acquisition Agreement" means that certain Stock Purchase Agreement dated as of June 28, 2000 by and among the Borrower, FreBon and Bonnie
L. Horner and Fred J. Mueller.

         "FreBon Earnout" means the Earnout, if any, as defined in the FreBon Acquisition Agreement on the Earnout Payment Date (as defined thereunder).

         "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

         "Governmental Acts" means any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority.

         "Governmental Authority" means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Governmental Requirement" means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, Permit, certificate, license, authorization or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

         "Gross Revenues" means, as to any Person and its Consolidated Subsidiaries and for any period, gross revenues of such Person and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP for such period.

         "Gross Up Lender" means as specified in Section 4.8.

         "GSCP" means as specified in the initial paragraph of this Agreement.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any indebtedness, liability or obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other indebtedness, liability or obligation as to the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum anticipated liability in respect thereof (assuming such Person is required to perform thereunder).

         "Guaranties" means, the Master Subsidiary Guaranty, the NCH Guaranty and any additional Guaranty, and any and all amendments, modifications, supplements, renewals, extensions or restatements of any of the foregoing.

         "Guarantors" means each of NCH, NII, NCO, NCC, NCS, NCRE, NCV, FreBon, Vision IT, each other Restricted Subsidiary of NCH or the Borrower at any time existing and each other Person which has executed a Guaranty, and "Guarantor" means any of such Persons.

         "Guaranty" means a guaranty agreement guaranteeing payment and performance of the Obligations, substantially in the form of Exhibit E hereto or otherwise in form and substance satisfactory to the Administrative Agent, executed by a Guarantor in favor of the Administrative Agent and the Lenders, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

         "Hazardous Material" means any substance, product, liquid, waste, pollutant, chemical, contaminant, insecticide, pesticide, gaseous or solid matter, organic or inorganic matter, fuel, micro-organisms, ray, odor, radiation, energy, vector, plasma, constituent or material which (a) is or becomes listed, regulated or addressed under any Environmental Law or (b) is, or is deemed to be, alone or in any combination, hazardous, hazardous waste, toxic, a pollutant, a deleterious substance, a contaminant or a source of pollution or contamination under any Environmental

Law, including, without limitation, asbestos, petroleum, underground storage tanks (whether empty or containing any substance) and polychlorinated biphenyls.

         "ILEC" means an incumbent local exchange carrier.

         "Incremental Facility Commitment" means the Commitment of a Lender to make or otherwise fund an Incremental Facility Loan to the Borrower and "Incremental Facility Commitments" means such commitments of all Lenders in the aggregate. The amount of each Lender's Incremental Facility Commitment, if any, is set forth on Appendix A-3 or in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Incremental Facility Commitments as of the Restatement Effective Date is $125,000,000.

         "Incremental Facility Commitment Period" means the period from the Restatement Effective Date to but excluding the Incremental Facility Commitment Termination Date.

         "Incremental Facility Commitment Termination Date" means March 31,
2004.

         "Incremental Facility Exposure" means, with respect to any Lender, as of any date of determination, (i) prior to the Incremental Facility Commitment Termination Date, such Lender's Incremental Facility Commitment; and (ii) after the Incremental Facility Commitment Termination Date, the outstanding principal amount of the Incremental Facility Loans of such Lender.

         "Incremental Facility Loan" means a loan made by a Lender to the Borrower under an Incremental Facility Commitment.

         "Incremental Facility Loan Note" means a promissory note substantially in the form of Exhibit B-3 hereto and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof and all substitutions therefor (including Incremental Facility Loan Notes issued by the Borrower pursuant to Section 12.8).

         "Incremental Facility Maturity Date" means September 30, 2007, or such earlier date on which all Incremental Facility Loans shall become due and payable in full hereunder, whether by acceleration or otherwise.

         "Insurance Recovery" means, with respect to any Property of any Loan Party and any single occurrence or related occurrences with respect thereto, the receipt or constructive receipt by such Loan Party, or the payment by an insurance company to the Administrative Agent, of proceeds of any such Property or casualty insurance.

         "Intellectual Property" means any U.S. or foreign patents, patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, licenses, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

         "Interest Coverage Ratio" means the ratio as of the last day of any fiscal quarter of (i) EBITDA for the Borrower and its Consolidated Subsidiaries for the two most recently completed fiscal quarters then ended to (ii) the sum of (a) Consolidated Interest Expense, plus (b) Permitted Subordinated Debt Interest Distributions (other than any such distributions funded from the escrow account referred to in Section 9.4(a)), in each case for the Borrower and its Consolidated Subsidiaries for the two most recently completed fiscal quarters then ended.

         "Interest Period" means, with respect to any Eurodollar Loan, each period commencing on the date such Loan is made or Converted from a Prime Rate Loan or (if Continued) the last day of the next preceding Interest Period with respect to such Loan, and ending on the numerically corresponding day in the first, second, third or sixth (or, if available, ninth or twelfth) calendar month thereafter, as the Borrower may select as provided in Section 2.10 hereof, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (b) any Interest Period with respect to any portion of the Term Loans which would otherwise extend beyond the Term Loan Maturity Date shall end on the Term Loan Maturity Date; (c) any Interest Period with respect to any portion of the Revolving Loans which would otherwise extend beyond the Revolving Credit Commitment Termination Date shall end on the Revolving Credit Commitment Termination Date; (d) any Interest Period with respect to any portion of Incremental Facility Loans which would otherwise extend beyond the Incremental Facility Maturity Date shall end on the Incremental Facility Maturity Date; (e) no more than seven (7) Interest Periods for Eurodollar Loans shall be in effect at the same time; (f) no Interest Period shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loans would otherwise be a shorter period, such Loans shall not be available hereunder; (g) no Interest Period with respect to any portion of Term Loans shall extend beyond a date on which the Borrower is required to make a scheduled payment of principal of Term Loans, unless the sum of (1) the aggregate principal amount of Term Loans that are Prime Rate Loans, and (2) the aggregate principal amount of Term Loans that are Eurodollar Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount required to be paid on the Term Loans on such date; (h) no Interest Period with respect to any portion of Revolving Loans shall extend beyond a date on which the Borrower is required to make a scheduled reduction of Revolving Credit Commitments, unless the sum of (1) the aggregate principal amount of such Revolving Loans that are Prime Rate Loans, and (2) the aggregate principal amount of Revolving Loans that are Eurodollar Loans with Interest Periods expiring on or before such date or reduction equals or exceeds the amount required to be paid with respect to the Revolving Credit Commitments on such date; and (i) no Interest Period with respect to any portion of Incremental Facility Loans shall extend beyond a date on which the Borrower is required to make a scheduled payment of principal of Incremental Facility Loans, unless the sum of (1) the aggregate principal amount of Incremental Facility Loans that are Prime Rate Loans, and (2) the aggregate principal amount of Incremental Facility Loans that are Eurodollar Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount required to be paid on the Incremental Facility Loans on such date.

         "Interest Rate Protection Agreements" means, with respect to the Borrower, an interest rate swap, cap or collar agreement or similar arrangement between the Borrower and one or more Lenders providing for the transfer or mitigation of interest rate risks either generally or under specified contingencies.

         "Investments" means as specified in Section 9.5.

         "Issuance Notice" means an Issuance Notice substantially in the form of Exhibit C-2.

         "Issuing Bank" means The Toronto-Dominion Bank as issuing bank hereunder, together with its permitted successors and assigns in such capacity.

         "Lead Arranger" means as specified in the initial paragraph of this Agreement.

         "Lender" and "Lenders" means as specified in the initial paragraph of this Agreement.

         "Lender Counterparty" and "Lender Counterparties" means each Lender or any Affiliate thereof counterparty to an Interest Rate Protection Agreement.

         "Letter of Credit" means a commercial or standby letter of credit issued or to be issued by the Issuing Bank pursuant to this Agreement.

         "Letter of Credit Sublimit" means the lesser of (i) $25,000,000 and
(ii) the aggregate unused amount of the Revolving Credit Commitments then in effect.

         "Letter of Credit Usage" means, as at any date of determination, the sum of (i) the maximum aggregate amount which is, or at any time thereafter may become, available for drawing under all Letters of Credit then outstanding, and
(ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Bank and not theretofore reimbursed by or on behalf of the Borrower.

         "License" means any permit, certificate, approval, order, license or other authorization, including, without limitation, any FCC License.

         "Lien" means, with respect to any Property, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, hypothecation or other lien, charge, easement (other than any easement not materially impairing usefulness), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

         "Loan Documents" means this Agreement, the Notes, if any, the Guaranties, the Security Documents, any documents or certificates executed by the Borrower in favor of the Issuing Bank relating to Letters of Credit, the Administrative Agent's Letter, the Contribution Agreement, the Supplemental Agreement, the "Loan Documents," as such term is defined in the Original Credit Agreement (unless such Loan Documents have been amended and restated pursuant to the Existing Credit Agreement or pursuant to other Loan Documents), the "Loan Documents" as such term is defined in the Existing Credit Agreement (unless such Loan Documents have been amended and restated pursuant hereto or pursuant to other Loan Documents) and all other agreements, documents, instruments and certificates now or hereafter executed and/or delivered pursuant to or in connection with any of the foregoing, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

         "Loan Party" means NCI, the Borrower, any Guarantor or any Person who grants a Lien on any Property to secure the payment or performance of the Obligations or any portion thereof, and "Loan Parties" means all of such Persons.

         "Loan" means a Term Loan, a Revolving Loan or an Incremental Facility Loan.

         "Master Purchase Agreement" means, collectively, that certain Master Purchase Agreement dated as of November 2, 1998, by and among the Borrower and Nortel Networks as amended, or restated from time to time (for so long as such agreement remains outstanding) and the New Master Purchase Agreement.

         "Master Subsidiary Guaranty" means that certain Second Amended, Restated and Consolidated Subsidiary Guaranty Agreement dated as of the Restatement Effective Date by the Guarantors (except for NCH) in favor of the Administrative Agent, the Lenders and the Lender Counterparties, which amends and restates the existing Guaranties (as defined in the Existing Credit Agreement) of the Guarantors other than NCH.

         "Master Subsidiary Security Agreement" means that certain Second Amended, Restated and Consolidated Subsidiary Pledge and Security Agreement dated as of the Restatement Effective Date by and between NCC, NCS, NCRE, NCV, NCO, NII, Frebon, Vision IT and the Administrative Agent, which amends and restates the existing Security Agreements (as defined in the Existing Credit Agreement) of such Subsidiaries.

         "Material Adverse Effect" means any event, development or circumstance that has had or could reasonably be expected to have a material adverse effect on (a) the business, assets, financial condition, results of operations or prospects of NCI and its Restricted Subsidiaries taken as a whole, (b) the business, assets, financial condition, results of operations or prospects of the Borrower individually or of the Borrower and its Restricted Subsidiaries taken as a whole, (c) the validity or enforceability of any of the Loan Documents or the rights and remedies of the Administrative Agent, any other Agent and/or any Lender thereunder, (d) the ability of any Loan Party to pay and perform its indebtedness, liabilities and/or obligations under any of the Loan Documents, or
(e) the value of Collateral available to the Administrative Agent and the Lenders after giving effect to Liens in favor of other Persons.

         "Material Contracts" means the Master Purchase Agreement and, as to any Loan Party, any supply, purchase, service, employment, tax, indemnity, shareholder or other agreement or contract for which the aggregate amount or value of services performed or to be performed for or by, or funds or other Property transferred or to be transferred to or by, any Loan Party to such agreement or contract, or by which any Loan Party or any of its Properties is otherwise bound, during any fiscal year of the Borrower exceeds $2,000,000 (or the equivalent amount in any currency) and any and all amendments, modifications, supplements, renewals or restatements thereof.

         "Maximum Rate" means, with respect to any Lender, the maximum non-usurious interest rate or an amount computed in reference to such rate (as applicable), if any, that any time or from time to time may be contracted for, taken, reserved, charged or received with respect to the particular Obligations as to which such rate is to be determined, payable to such Lender pursuant to this Agreement or any other Loan Document, under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrower at the time of such change in the Maximum Rate.

         "Mortgage" means a mortgage, deed of trust or other appropriate agreement, document or instrument evidencing or creating a Lien on real Property (and any related personal Property) as security for the Obligations or any portion thereof in form and substance satisfactory to the Administrative Agent executed by any Loan Party in favor of the Administrative Agent for the benefit of the Agents, the Lenders and the Lender Counterparties, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

         "Mortgaged Properties" means Properties in which a Lien has been granted or purported to be granted pursuant to a Mortgage.

         "Multiemployer Plan" means a multiemployer plan defined as such in
Section 3(37) of ERISA to which contributions have been made by or are required from the Borrower or any ERISA Affiliate since 1974 and which is covered by Title IV of ERISA.

         "NCC" means Net2000 Communications Capital Equipment, Inc., a Delaware corporation, an indirect Wholly-Owned Subsidiary of the Borrower.

         "NCH" means Net2000 Communications Holdings, Inc., a Delaware corporation, the direct parent of the Borrower.

         "NCH Guaranty" means that certain Second Amended and Restated Guaranty Agreement dated as of the Restatement Effective Date by NCH in favor of the Administrative Agent, the

Lenders and the Lender Counterparties, which amends and restates the existing Guaranty (as defined in the Existing Credit Agreement) of NCH.

         "NCH Security Agreement" means that certain Second Amended and Restated Pledge and Security Agreement dated as of the Restatement Effective Date by and between NCH and the Administrative Agent, which amends and restates the existing Security Agreement (as defined in the Existing Credit Agreement) of NCH.

         "NCI" means Net2000 Communications, Inc., a Delaware corporation, the ultimate parent of the Borrower.

         "NCO" means Net2000 Communications Operations, Inc., a Delaware corporation, a direct Wholly-Owned Subsidiary of the Borrower.

         "NCRE" means Net2000 Communications Real Estate, Inc., a Delaware corporation, an indirect Wholly-Owned Subsidiary of the Borrower.

         "NCS" means Net2000 Communications Services, Inc., a Delaware corporation, an indirect Wholly-Owned Subsidiary of the Borrower.

         "NCV" means Net2000 Communications of Virginia, LLC, a Virginia limited liability company, an indirect Wholly-Owned Subsidiary of the Borrower.

         "NII" means Net2000 Investments, Inc., a Delaware corporation, a direct Wholly-Owned Subsidiary of the Borrower.

         "Net Proceeds" means, with respect to any Asset Disposition, (a) the gross amount of cash received by the Borrower or any of its Restricted Subsidiaries from such Asset Disposition, minus (b) the amount, if any, of all taxes paid or payable by the Borrower or any of its Restricted Subsidiaries directly resulting from such Asset Disposition (including the amount, if any, estimated by the Borrower in good faith at the time of such Asset Disposition for taxes payable by the Borrower or any of its Restricted Subsidiaries on or measured by net income or gain resulting from such Asset Disposition), minus (c) the reasonable out-of-pocket costs and expenses incurred by the Borrower or such Restricted Subsidiary in connection with such Asset Disposition (including reasonable brokerage fees paid to a Person other than an Affiliate of the Borrower) excluding any fees or expenses paid to an Affiliate of the Borrower, minus (d) amounts applied to the repayment of indebtedness (other than the Obligations) secured by any Permitted Lien (if any) on the Property subject to the Asset Disposition. "Net Proceeds" with respect to any Asset Disposition shall also include proceeds (after deducting any amounts specified in clauses
(b), (c) and (d) of the preceding sentence) of insurance with respect to any actual or constructive loss of Property, an agreed or compromised loss of Property or the taking of any Property under the power of eminent domain and condemnation awards and awards in lieu of condemnation for the taking of Property under the power of eminent domain.

         "Network" means the Borrower's network for the provision of integrated communications services, including long distance telephone service, local telephone service, internet service and other data or voice services to be constructed and operated in the U.S. as described in the Business Plan as updated as referred to in Section 8.1(j).

         "New Master Purchase Agreement" means that certain Purchase and License Agreement, dated as of March 28, 2001, by and among NCC and Nortel Networks, as amended, supplemented or restated from time to time.

         "Nortel Networks" means Nortel Networks Inc., a Delaware corporation.

         "Nortel Networks Equipment" means all hardware, software and equipment (including fixtures) manufactured, sold or otherwise provided to any Loan Party by Nortel Networks, Nortel Networks Corporation and/or their Affiliates, including, without limitation, all equipment sold to any Loan Party pursuant to the Master Purchase Agreement.

         "Nortel Networks Goods and Services" means (a) Nortel Networks Equipment and related software (including Nortel Networks Software), (b) sales, installation, provisioning and commissioning of Nortel Networks Equipment and related software (including Nortel Networks Software), and (c) project management, system design and installation services performed by personnel of Nortel Networks, Nortel Networks Corporation and/or their Affiliates and any sub-contractors thereof, and, in each case, any associated maintenance.

         "Nortel Networks Software" means any and all software sold or licensed by Nortel Networks, Nortel Networks Corporation and/or their Affiliates to any Loan Party, including, without limitation, all source code and object code and all manuals and other documentation relating thereto and each copy thereof regardless of the media in which they are stored and any associated maintenance and upgrades.

         "Note" means a Term Loan Note, a Revolving Loan Note or an Incremental Facility Loan Note.

         "Notice of Borrowing" means as specified in Section 2.10.

         "Obligations" means any and all (a) indebtedness, liabilities and obligations of the Borrower or any other Loan Party to the Agents and the Lenders or their Affiliates, or any of them (including, without limitation, all former Agents or Lenders), evidenced by and/or arising pursuant to any of the Loan Documents (including, without limitation, this Agreement and the Notes), now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, including, without limitation, (i) the obligations of the Borrower or any other Loan Party to repay the Loans, to pay interest on the Loans (including, without limitation, interest accruing after any, if any, bankruptcy, insolvency, reorganization or other similar filing) and to pay all fees, indemnities, costs and expenses (including attorneys' fees) provided for in the Loan Documents and (ii) the indebtedness constituting the Loans and such interest, fees, indemnities, costs and expenses, and (b) indebtedness, liabilities and obligations of the Borrower or any other Loan Party under any and all Interest Rate Protection Agreements that it may enter into with any Lender or its Affiliate with the prior written consent of the Administrative Agent.

         "Original Credit Agreement" means that certain Credit Agreement dated as of November 2, 1998, between the Borrower and Nortel Networks, as administrative agent and lender.

         "Payor" means as specified in Section 3.4.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

         "Pension Plan" means an employee pension benefit plan as defined in
Section 3(2) of ERISA (including a Multiemployer Plan) which is subject to the funding requirements under Section 302 of ERISA or Section 412 of the Code, in whole or in part, and which is maintained or contributed to currently or at any time within the six years immediately preceding the Restatement Effective Date or, in the case of a Multiemployer Plan, at any time since September 2, 1974, by any Loan Party or any ERISA Affiliate for employees of any Loan Party or any ERISA Affiliate.

         "Permit" means any permit, certificate, approval, order, License, right-of-way (whether an easement, contract or agreement in any form) or other authorization.

         "Permitted Holders" means (a) the Persons who are shareholders of NCI as of the Restatement Effective Date, which shareholders are identified on
Schedule 1.1(a) hereto and (b) any spouse, parent, sibling, child or grandchild of any of the aforesaid individuals (in each case, whether such relationship arises from birth or adoption or through marriage) or any trust established for the benefit of any such individuals or any spouse, parent, sibling, child or grandchild of any such individuals (in each case whether such relationship arises from birth, adoption or through marriage).

         "Permitted Liens" mean:

         (a)      Liens disclosed on Schedule 1.1(b) hereto;

         (b) Liens securing the Obligations in favor of the Administrative Agent (for the benefit of the Agents, the Lenders and the Lender Counterparties) pursuant to the Loan Documents;

         (c) Encumbrances consisting of easements, rights-of-way, zoning restrictions or other restrictions on the use of real Property or imperfections to title that do not (individually or in the aggregate) materially affect the value of the Property encumbered thereby or materially impair the ability of the Borrower or any of its Restricted Subsidiaries to use such Property in its businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

         (d) Liens for taxes, assessments or other governmental charges that are not delinquent or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves have been established;

         (e) Liens of mechanics, materialmen, warehousemen, carriers, landlords or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves have been established;

         (f) Liens resulting from good faith deposits to secure payment of worker's compensation or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, contracts (other than for payment of Debt) or leases, all in the ordinary course of business;

         (g) Purchase-money Liens on any Property acquired after June 28, 2000 or the assumption after June 28, 2000 of any Lien on Property existing at the time of such acquisition (and not created in contemplation of such acquisition), or a Lien incurred after June 28, 2000 in connection with any conditional sale or other title retention agreement or Capital Lease Obligation; provided that:

                  (i) any Property subject to the foregoing is acquired by the Borrower or any of its Restricted Subsidiaries in the ordinary course of its respective business;

                  (ii) the Lien on the Property attaches (A) concurrently or within 90 days after the acquisition thereof or (B) the Lien attaches more than 90 days after the acquisition thereof and the Debt secured by all such Liens under this subclause (ii)(B)shall not exceed $2,500,000 in the aggregate over the term of this Agreement;

                  (iii) the Debt secured by any Lien so created, assumed or existing shall not exceed the lesser of the cost or fair market value at the time of acquisition of the Property covered thereby (inclusive of the cost of engineering, furnishing and installation services directly relating to such Property) and shall not be less than 75% of the amortized value of the Property acquired with the proceeds of such Debt;

                  (iv) each such Lien shall attach only to the Property so acquired and the proceeds thereof; and

                  (v) the Debt secured by all such Liens, when aggregated with the Debt secured by all purchase-money Liens and all Liens in connection with any conditional sale or other title retention agreement or Capital Lease Obligation existing as of the Restatement Effective Date or at any other time, shall not exceed $40,000,000 at any time outstanding in the aggregate;

         (h) Any extension, renewal or replacement of any of the foregoing, provided that Liens permitted hereunder shall not be extended or spread to cover any additional indebtedness or Property; and

         (i) Liens on the cash and cash equivalents deposited in an escrow account in accordance with Section 9.4 from the proceeds of the Subordinated Debt incurred pursuant to Section 9.1(b) to pay interest in respect of such Subordinated Debt;

provided, however, that (A) none of the Permitted Liens (except those in favor of the Administrative Agent) may attach or relate to the Capital Stock of or any other ownership interest in the Borrower or any of its Subsidiaries and (B) except for the Liens disclosed on Schedule 1.1(b) which are expressly identified as constituting purchase money Liens, none of the Permitted Liens referred to in clause (a) preceding may have a priority equal or prior to the Liens in favor of the Administrative Agent as security for the Obligations.

         "Permitted Subordinated Debt Interest Distributions" means, as of any date of determination, the permitted Restricted Payments made by the Borrower to NCH under Section 9.4(a).

         "Person" means any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

         "Plan" means any employee benefit plan as defined in Section 3(3) of ERISA established or maintained or contributed to by any Loan Party or any ERISA Affiliate, including any Pension Plan.

         "Prime Rate" means, at any time, the greater of (a) the rate of interest per annum then most recently announced or established by the Reference Bank at its principal office in New York City as its highest commercial prime or base rate then in effect, or (b) the Federal Funds Rate then in effect plus one-half of one percent ( 1/2%). The Prime Rate may not necessarily be the lowest rate of interest charged by the Reference Bank to its commercial borrowers. Each change in any interest rate provided for herein based upon the Prime Rate or the Federal Funds Rate resulting from a change in the Prime Rate or the Federal Funds Rate, respectively, shall take effect without notice to the Borrower at the time of such change in the Prime Rate or the Federal Funds Rate, respectively.

         "Prime Rate Loans" means Loans that bear interest at rates based upon the Prime Rate.

         "Principal Office" means the principal office for each of the Administrative Agent and the Issuing Bank in Houston, Texas, presently located at 909 Fannin Street, Houston, Texas 77010 or such other office as any such Person may from time to time designate in writing to the Borrower, the Administrative Agent and each Lender.

         "Pro Forma Consolidated Debt Service" means, as of any date of determination, the sum, without duplication, of (a) Consolidated Interest Expense, plus (b) Permitted Subordinated Debt Interest Distributions, plus (c) all scheduled amortization in respect of Debt, in each case payable by the Borrower and its Consolidated Subsidiaries during the immediately succeeding four fiscal quarters.

         "Pro Forma Debt Service Coverage Ratio" means the ratio as of the last day of any fiscal quarter of (i) Annualized EBITDA for the Borrower and its Consolidated Subsidiaries for any period then ended to (ii) the Pro Forma Consolidated Debt Service for the immediately succeeding four-fiscal quarter period.

         "Pro Rata Share" means (i) with respect to all payments, computations and other matters relating to the Term Loan of any Lender, the percentage obtained by dividing (a) the Term Loan Exposure of that Lender by (b) the aggregate Term Loan Exposure of all Lenders; (ii) with respect to all payments, computations and other matters relating to the Revolving Credit Commitment or Revolving Loans of any Lender or any Letters of Credit issued or participations purchased therein by any Lender, the percentage obtained by dividing (a) the Revolving Credit Exposure of that Lender by (b) the aggregate Revolving Credit Exposure of all Lenders; and (iii) with respect to all payments, computations and other matters relating to the Incremental Facility Loan of any Lender, the percentage obtained by dividing (a) the Incremental Facility Exposure of that Lender by (b) the aggregate Incremental Facility Exposure of all Lenders. For all other purposes with respect to each Lender, "Pro Rata Share" means the percentage obtained by dividing (A) an amount equal to the sum of the Term Loan Exposure, the Revolving Credit Exposure and the Incremental Facility Exposure of that Lender, by (B) an amount equal to the sum of the aggregate Term Loan Exposure, the aggregate Revolving Credit Exposure and the aggregate Incremental Facility Exposure of all Lenders.

         "Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

         "Projections" means the consolidated financial projections (including balance sheets, income statements and cash flow statements) for NCI, NCH and the Borrower and their respective Consolidated Subsidiaries for a period of not less than eight years from the Restatement Effective Date, which projections are attached hereto as Schedule 6.1(j).

         "Property" means property of all kinds, real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto), whether owned or acquired on or after the Restatement Effective Date.

         "Qualified Telecommunications Investment" means:

         (i)      the acquisition of FreBon prior to the Restatement Effective
Date;

         (ii) the acquisition of Vision IT prior to the Restatement Effective Date;

         (iii) to the extent made using Capital Stock of NCI in lieu of cash paid or Debt assumed or incurred, investments in and acquisitions of Telecommunications Assets or Telecommunications Businesses by the Borrower and/or its Restricted Subsidiaries;

         (iv) to the extent made using Capital Expenditures in accordance with Section 9.16(c) hereof, acquisitions of Telecommunications Assets by the Borrower and/or its Restricted

Subsidiaries but only to the extent such Telecommunications Assets are capital assets required to be capitalized in accordance with GAAP;

         (v) to the extent made with cash paid or Debt assumed or incurred in connection with investments in and acquisitions of Telecommunications Assets or Telecommunications Businesses by the Borrower and/or its Restricted Subsidiaries, the aggregate amount of such cash paid (including, without limitation, any cash paid or payable with respect to any obligation in the nature of an earnout or other contingent deferred payment) or Debt assumed or incurred not to exceed in the aggregate, since the Restatement Effective Date, the sum of (x) $10,000,000, plus (y) the positive difference, if any, between
(1) the amount of net cash proceeds from equity offerings received by NCI and contributed to the Borrower as cash equity since the Restatement Effective Date in excess of $75,000,000 (inclusive of the $65,000,000 required by Section 6.1(f)) and (2) the amount of such contributions used to increase either the permitted amount of acquisitions under subclause (vii) of this definition or the permitted amount of Capital Expenditures in accordance with Section 9.16(c) hereof;

         (vi) to the extent made with cash paid or Debt assumed or incurred, other investments in Telecommunications Assets or Telecommunications Businesses by the Borrower and/or its Restricted Subsidiaries not to exceed $15,000,000 in aggregate amount since June 28, 2000; provided, that the ratio of Total Debt of NCI and its Consolidated Subsidiaries to Annualized EBITDA of the Borrower and its Consolidated Subsidiaries as of the end of the most recently completed fiscal quarter, giving pro forma effect to the EBITDA gains and losses and other financial attributes of the investment or associated with the investment, would be less than 7.00:1.00; and

         (vii) to the extent made with cash paid or Debt assumed or incurred, other acquisitions of Telecommunications Assets or Telecommunications Businesses by the Borrower and/or its Restricted Subsidiaries not to exceed in aggregate amount since June 28, 2000 the sum of (x) $25,000,000, plus (y) the positive difference, if any, between (1) the amount of net cash proceeds from equity offerings received by NCI and contributed to the Borrower as cash equity since the Restatement Effective Date (exclusive of the $65,000,000 required by Section 6.1(f)) and (2) the amount of such contributions used to increase either the permitted amount of investments and acquisitions under subclause (v) of this definition or the permitted amount of Capital Expenditures in accordance with
Section 9.16(c); provided, that the ratio of Total Debt of NCI and its Consolidated Subsidiaries to Annualized EBITDA of the Borrower and its Consolidated Subsidiaries as of the end of the most recently completed fiscal quarter, giving pro forma effect to the EBITDA gains and losses and other financial attributes of the acquired company or associated with the acquired assets, would be less than 7.00:1.00;

provided, further, that no acquisition or investment will qualify as a Qualified Telecommunications Investment unless (I) the Loan Parties would have been in compliance with the covenants contained in Section 9.16 as of the end of the last two most recently completed fiscal quarters, giving pro forma effect to the EBITDA gains and losses and other financial attributes of the acquired company or investment or associated with the acquired assets or investment, (II) the projections for the Loan Parties, giving effect to the acquisition or investment, would be in compliance with the covenants contained in Section 9.16 of this

Agreement as of the end of the next two fiscal quarters, and (III) immediately prior to, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom.

         "Quarterly Date" means the last day of each March, June, September and December of each year, the first of which shall be June 30, 2001.

         "RBC" means as specified in the initial paragraph of this Agreement.

         "Receivables" means, as at any date of determination thereof, each and every "account" as such term is defined in the UCC and includes, without limitation, the unpaid portion of the obligation, as stated on the respective invoice, or, if there is no invoice, other writing, of a customer of the Borrower or any of its Restricted Subsidiaries in respect of services rendered by the Borrower or any of its Restricted Subsidiaries.

         "Reference Bank" means The Toronto Dominion Bank.

         "Register" means as specified in Section 12.8(d).

         "Registered Note" means as specified in Section 2.3(b).

         "Registered Note Register" means as specified in Section 12.8(h).

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

         "Regulatory Change" means, with respect to any Lender, any change after the Restatement Effective Date in any U.S. federal or state or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of lenders including such Lender of or under any U.S. federal or state or foreign laws or regulations (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

         "Reimbursement Date" means as specified in Section 2.2(d).

         "Release" means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, discharge, disposal, dispersement, leaching or migration of Hazardous Materials into the indoor or outdoor environment or into or out of Property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water or ground water.

         "Remedial Action" means all actions required to (a) cleanup, remove, respond to, treat or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) perform studies and investigations on the extent and nature of any actual or suspected contamination, the remedy or remedies to be used or health effects or risks of such contamination, or (d) perform post-remedial monitoring, care or remedy of a contaminated site.

         "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA other than any such event for which the 30-day notice requirement has been waived in regulations issued by the PBGC.

         "Required Additional Approvals" means as specified in Section 8.16.

         "Required Lenders" means one or more Lenders having or holding Term Loan Exposure, Revolving Credit Exposure, and/or Incremental Facility Exposure representing at least 51% of the sum of (i) the aggregate Term Loan Exposure of all Lenders plus (ii) the aggregate Revolving Credit Exposure of all Lenders plus (iii) the aggregate Incremental Facility Exposure of all Lenders; provided, however, that if Nortel Networks is one of the Lenders comprising the 51%, then a minimum of two additional Lenders must vote affirmatively on such issue unless the total number of Lenders hereunder (including Nortel Networks) is four or less, in which case a minimum of one-half of the total number of Lenders hereunder must vote affirmatively.

         "Required Payment" means as specified in Section 3.4.

         "Resale Access Lines" means Access Lines that do not terminate on one of the Borrower's or its Subsidiaries' switches.

         "Reserve Requirement" means, for any Eurodollar Loan of any Lender for any Interest Period therefor, the maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under any regulations of the Board of Governors of the Federal Reserve System (or any successor) by such Lender for deposits exceeding $1,000,000 against "Eurocurrency Liabilities" as such term is used in Regulation D. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such Lenders by reason of any Regulatory Change against (a) any category of liabilities which includes deposits by reference to which the Eurodollar Rate or the Adjusted Eurodollar Rate is to be determined or (b) any category of extensions of credit or other assets which include Eurodollar Loans.

         "Responsible Officer" means, as to any Loan Party, the chief executive officer, the president, any vice president, the chief financial officer, the chief operating officer or the treasurer of such Person.

         "Restatement Effective Date" means as specified in Section 12.24.

         "Restricted Payment" means (a) any dividend or other distribution (whether in cash, Property or obligations), direct or indirect, on account of (or the setting apart of money for a sinking or other analogous fund for) any shares of any class of Capital Stock of NCH or the Borrower or any of their Restricted Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of NCH or the Borrower or any of their Restricted Subsidiaries now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, or interest on, or any redemption, conversion, exchange, purchase, retirement or defeasance of, or payment with respect to, any Subordinated Debt; (d) any loan, advance or payment to any officer, director or shareholder of NCH or the Borrower or any of their Restricted Subsidiaries (other than a shareholder consisting of NCH or the Borrower or a Wholly-Owned Subsidiary of NCH or the Borrower), exclusive of reasonable compensation paid to officers or directors paid in the ordinary course of business; and (e) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of NCH or the Borrower or any of their Restricted Subsidiaries now or hereafter outstanding.

         "Restricted Subsidiaries" means each of the Subsidiaries of NCI, NCH or the Borrower that are in existence on the Restatement Effective Date and any future Subsidiaries of the Borrower, which in each case shall be signatories to the Guaranties (other than the Borrower) and the Security Documents.

         "Revenue Equivalent Lines" means Access Lines installed and generating revenue for the Borrower or its Consolidated Subsidiaries.

         "Revolving Credit Commitment" means the Revolving Credit Commitment of a Lender to make or otherwise fund any Credit Extension (other than any Term Loan or any Incremental Facility Loan) and "Revolving Credit Commitments" means such commitments of all Lenders in the aggregate. The amount of each Lender's Revolving Credit Commitment, if any, is set forth on Appendix A-2 or in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Revolving Loan Commitments as of the Restatement Effective Date is $100,000,000.

         "Revolving Credit Commitment Period" means the period from the Restatement Effective Date to but excluding the Revolving Credit Commitment Termination Date.

         "Revolving Credit Commitment Termination Date" means the earliest to occur of (i) September 30, 2007, (ii) the date on which the Revolving Credit Commitments are permanently reduced to zero pursuant to Sections 2.4, 2.8 or
2.14 and (iii) the date of the termination of the Revolving Credit Commitments pursuant to Section 10.2.

         "Revolving Credit Exposure" means, with respect to any Lender as of any date of determination, (i) prior to the termination of the Revolving Credit Commitments, that Lender's Revolving Credit Commitment; and (ii) after the termination of the Revolving Credit Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Lender, (b) in the case of the Issuing Bank, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (net of any participations by Lenders in such Letters of Credit), and (c) the aggregate amount of all participations by that Lender in any outstanding Letters of Credit or any unreimbursed drawing under any Letter of Credit.

         "Revolving Loan" means a Loan made by a Lender to the Borrower pursuant to Section 2.1(b).

         "Revolving Loan Note" means a promissory note substantially in the form of Exhibit B-2 hereto, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof and all substitutions therefor (including Revolving Loan promissory notes issued by the Borrower pursuant to Section 12.8).

         "Security Agreements" means the Borrower Security Agreement, the Master Subsidiary Security Agreement, the NCH Security Agreement and any and all security agreements, pledge agreements, securities pledge agreements and other agreements, documents or instruments evidencing or creating a Lien as security for the Obligations or any portion thereof including, without limitation, a Pledge and Security Agreement substantially in the form of Exhibit F hereto or otherwise in form and substance satisfactory to the Administrative Agent, executed by any Loan Party, in favor of the Administrative Agent for the benefit of the Agents, the Lenders and the Lender Counterparties, and any such agreement, document or instrument subsequently executed in accordance or connection with this Agreement or any other Loan Document, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

         "Security Documents" means the Security Agreements and the Mortgages, as they may be amended, modified, supplemented, renewed, extended or restated from time to time, and any and all other agreements, deeds of trust, mortgages, chattel mortgages, security agreements, pledges, guaranties, assignments of proceeds, assignments of income, assignments of contract rights, assignments of partnership interests, assignments of royalty interests, assignments of performance or other collateral assignments, subordination agreements, undertakings and other agreements, documents, instruments and financing statements now or hereafter executed and/or delivered by any Person in connection with or as security or assurance for the payment or performance of the Obligations or any part thereof.

         "Senior Debt" means, at any particular time, that portion of Total Debt which is not Subordinated Debt.

         "Solvent" means, with respect to any Person as of the date of any determination, that on such date (a) the fair value of the Property of such Person (both at fair valuation and at present fair saleable value) is greater than the total liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to current and anticipated future capital requirements and current and anticipated future business conduct and the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount which, in light of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Subordinated Debt" means unsecured Debt of NCI or NCH the payment of which is structurally or contractually subordinated to the payment of the Loans on terms satisfactory to the Administrative Agent and the Required Lenders and as to which the payment of principal of (and premium, if any) and interest and other payment obligations in respect of such Debt shall be subordinate to the prior payment in full of the Obligations to at least the following extent: (a) no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Debt may be permitted for so long as any Default in the payment of principal (or premium, if any) or interest on the Obligations exists; and (b) such Debt may not (i) provide for payments of principal of such Debt at the stated maturity thereof or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof (including any redemption, retirement or repurchase which is contingent upon events of circumstances but excluding any retirement required by virtue of acceleration of such Debt upon any event of default thereunder), in each case prior to 6 months after the final stated maturity of the Loans or (ii) permit redemption or other retirement (including pursuant to an offer to purchase made by the obligor thereon) of such other Debt at the option of the holder thereof prior to the final stated maturity of the Loans, other than a redemption or other retirement at the option of the holder of such Debt (including pursuant to an offer to purchase made by NCI, NCH or any of their respective Subsidiaries) which is conditioned upon a change of control of NCI or NCH pursuant to provisions set forth in the instruments evidencing such Debt.

         "Subordinated Debt Documents" means any and all agreements, documents and instruments now or hereafter evidencing or governing any Subordinated Debt.

         "Subsidiary" means, with respect to any Person, any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (irrespective of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

         "Supplemental Agreement" means the Amended and Restated Supplemental Agreement dated as of the Restatement Effective Date among NCI, the Loan Parties and the Administrative Agent.

         "Syndication Agent" means as specified in the initial paragraph of this Agreement.

         "TDSI" means as specified in the initial paragraph of this Agreement.

         "TD Texas" means as specified in the initial paragraph of this Agreement.

         "Telecommunications Assets" means all assets, rights (contractual or otherwise) and properties, whether tangible or intangible, used or intended for use in connection with a Telecommunications Business.

         "Telecommunications Business" means the business of (a) transmitting, or providing services relating to the transmission of, voice, data, video and/or internet systems and services through owned or leased transmission facilities,
(b) owning, operating, constructing, creating, developing, marketing or maintaining communications related network equipment, software and other devices for use in a telecommunications or information services business or (c) evaluating, participating or pursuing any other business or activity that is primarily related to those businesses, services or activities identified in clauses (a) or (b) above, provided that the determination of what constitutes a Telecommunications Business shall be made in good faith by the Board of Directors.

         "Term Loan" means as defined in Section 2.1(a)(i).

         "Term Loan Commitment" means the Commitment of a Lender to make or otherwise fund a Term Loan to the Borrower and "Term Loan Commitments" means such commitments of all Lenders in the aggregate. The amount of each Lender's outstanding Term Loan and Term Loan Commitment, if any, are set forth on Appendix A-1 or in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate sum of the outstanding Term Loan and the Term Loan Commitments as of the Restatement Effective Date is $100,000,000.

         "Term Loan Commitment Period" means the period from the Restatement Effective Date to but excluding the Term Loan Commitment Termination Date.

         "Term Loan Commitment Termination Date" means December 31, 2001.

         "Term Loan Exposure" means, with respect to any Lender, as of any date of determination, (i) prior to the Term Loan Commitment Termination Date, such Lender's Term Loan Commitment; and (ii) after the Term Loan Commitment Termination Date, the outstanding principal amount of the Term Loans of such Lender.

         "Term Loan Maturity Date" means September 30, 2007, or such earlier date on which all Term Loans shall become due and payable in full hereunder, whether by acceleration or otherwise.

         "Term Loan Note" means a promissory note substantially in the form of Exhibit B-1 hereto and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof and all substitutions therefor (including Term Loan promissory notes issued by the Borrower pursuant to Section 12.8).

         "Total Capitalization" means, as to any Person and its Consolidated Subsidiaries and as of any date, the sum of (without duplication) (a) the Total Debt of such Person and its Consolidated Subsidiaries as of such date plus (b) the Contributed Capital of such Person and its

Consolidated Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

         "Total Debt" means, as to any Person and its Consolidated Subsidiaries and as of any date, the aggregate principal amount of all Debt of such Person and its Consolidated Subsidiaries outstanding.

         "Total Debt to Annualized EBITDA Ratio" means, as at any date of determination, the ratio of Total Debt to Annualized EBITDA calculated pursuant to Section 9.16(b)(i).

         "Total Utilization of Revolving Credit Commitments" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (other than Revolving Loans made for the purpose of reimbursing the Issuing Bank for any amount drawn under any Letter of Credit, but not yet so applied) and (ii) the Letter of Credit Usage.

         "Type" means any type of Loan (i.e., a Prime Rate Loan or Eurodollar
Loan).

         "UCC" means the Uniform Commercial Code as in effect in the State of New York and/or any other jurisdiction, the laws of which may be applicable to or in connection with the creation, perfection or priority of any Lien on any Property created pursuant to any Security Document.

         "U.S." means the United States of America.

         "U.S. Person" means a citizen or resident of the U.S., a corporation, partnership or other entity created or organized in or under any laws of the U.S. or any estate or trust that is subject to U.S. Federal income taxation regardless of the source of its income.

         "U.S. Taxes" means any present or future tax, assessment or other charge or levy imposed by or on behalf of the U.S. or any taxing authority thereof.

         "Virtual Co-location" means as defined in 47 C.F.R. Section 64.1401(e).

         "Vision Acquisition" means the merger of Net2000 Communications of California, Inc., with and into Vision IT, with Vision IT being the survivor, pursuant to the Vision Acquisition Agreement.

         "Vision Acquisition Agreement" means that certain Agreement and Plan of Merger, dated December 6, 2000 by and between Net2000 Communications of California, Inc., Vision IT, Randy Harnell and James Bailey, as extended by that certain Extension thereto dated as of _______________.

         "Vision IT" means Vision I.T., a California corporation, an indirect Wholly-Owned Restricted Subsidiary of the Borrower as survivor of the merger with Net2000 Communications of California, Inc. resulting from consummation of the Vision Acquisition.

         "Vision IT Earnout" means the Earnout, if any, as defined in the Vision Acquisition Agreement on the Earnout Payment Date (as defined thereunder).

         "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only for so long as no senior class of securities has such voting power by reason of any contingency.

         "Wholly-Owned Subsidiary" means, with respect to any Person, a Restricted Subsidiary of such Person all of whose outstanding Capital Stock (other than directors' qualifying shares, if any) shall at the time be owned by such Person and/or one or more of its Wholly-Owned Subsidiaries.

         Section 1.2 Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The term "continuing", "continuation" or "continuance" means, in reference to any Default or Event of Default that has occurred, that such Default or Event of Default has not been either cured to the reasonable satisfaction of the Administrative Agent within the applicable grace period (if any) specified in this Agreement or the other Loan Documents (as applicable) or waived in writing by the requisite Lenders in accordance with Section 12.11. Unless otherwise specified, all Article and Section references pertain to this Agreement. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC. All references in this Agreement to any agreement shall be deemed to mean and refer to such agreement as it may be amended, modified or supplemented from time to time if (but only if) such amendment, modification or supplement has been approved by the Administrative Agent and the Required Lenders, is expressly referred to in such reference or is otherwise expressly permitted by the terms of this Agreement.

         Section 1.3     Accounting Terms and Determinations.

         (a)      Except as may be expressly provided herein to the contrary,
(i) all accounting terms (whether or not specifically defined herein) shall be construed in accordance with GAAP (subject to year end adjustments, if applicable) consistent with such accounting principles applied in the preparation of the audited financial statements referred to in Section 7.2(a),
(ii) all financial statements and reports required to be delivered pursuant to this Agreement and the other Loan Documents and all financial information delivered to the Administrative Agent pursuant to Section 8.1 shall be prepared in accordance with GAAP (subject to year end adjustments, if applicable) applied on a basis consistent with such accounting principles applied in the preparation of the audited financial statements of the applicable Person referred to in
Section 7.2 or in accordance with Section 8.7, (iii) all financial covenants contained in this Agreement shall be determined in accordance with GAAP (except as may be expressly provided to the contrary herein), and (iv) with respect to accounting terms or financial information defined or described in reference to a Person and its Consolidated Subsidiaries, all such terms and information shall be construed as applying to such Person and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP. If and to the extent that financial statements, reports or covenants are to be prepared or determined on a consolidated basis, they shall be prepared or determined on a consolidated basis for NCI and its Restricted Subsidiaries (including, without limitation, NCH and the Borrower), NCH and its Restricted Subsidiaries (including, without limitation, the Borrower) and the Borrower and its Restricted Subsidiaries, as the case may be (except as may be expressly provided to the contrary herein).

         (b) The Borrower shall deliver to the Administrative Agent and the Lenders, at the same time as the delivery of any annual or quarterly financial statement under Section 8.1, (i) a description, in reasonable detail, of any material variation between the application of GAAP employed in the preparation of the next preceding annual or quarterly financial statements prepared in accordance with the last sentence of Section 1.3(a) preceding as to which no objection has been made by the Administrative Agent and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

         (c) To enable the ready and consistent determination of compliance with the covenants set forth in this Agreement, the Borrower will not change the last day of its fiscal year from December 31 or the last days of the first three fiscal quarters of the Borrower in each of its fiscal years from March 31, June 30 and September 30, respectively.

         (d) Unless otherwise expressly provided herein to the contrary, all references herein to the Restatement Effective Date shall be deemed to mean and refer to the Restatement Effective Date after giving effect to all transactions which occur on or before such date.


                                 ARTICLE 2 Loans

         Section 2.1     Commitments.

         (a) (i) Term Loans. Subject to the terms and conditions of this Agreement (including, without limitation, Section 2.14(a)), each Lender severally agrees to make one or more loans in Dollars to the Borrower from time to time from and including the Restatement Effective Date to but excluding the Term Loan Commitment Termination Date up to but not exceeding the amount of such Lender's Term Loan Commitment as then in effect; provided, that on the date of making any Term Loan after giving effect thereto, in no event shall the aggregate principal amount of Term Loans made on such date exceed the Term Loan Commitments then in effect; and provided further that so long as there is availability (giving effect to the restrictions thereon set forth in the proviso to Section 2.11(a) hereof) under the Incremental Facility Commitment for uses permitted by Section 2.11 hereunder, the Borrower may only request a Term Loan under the Term Loan Commitment after the Incremental Facility Commitment is fully funded or canceled. (Such loans referred to in this Section 2.1(a)(i) now or hereafter made by the Lenders to the Borrower, including, without limitation, such loans which remain outstanding after the Term Loan Commitment Termination Date, are hereinafter collectively called the "Term Loans".) The Borrower may not reborrow the Term Loans which have been repaid. The unused portion of each Lender's Term Loan Commitment shall expire and such Lender's Term Loan Commitment shall automatically be permanently reduced by such amount on the Term Loan Commitment Termination Date.

                  (ii) Incremental Facility Loans. Subject to the terms and conditions of this Agreement (including, without limitation, Sections
         2.11 and 2.14(a)), each Lender with an Incremental Facility Commitment severally agrees to make one or more loans in Dollars to the Borrower from time to time from and including the Restatement Effective Date to but excluding the Incremental Facility Commitment Termination Date up to but not exceeding the amount of such Lender's Incremental Facility Commitment as then in effect; provided, that after giving effect to the making of any Incremental Facility Loans in no event shall the aggregate principal amount of Incremental Facility Loans made through such date exceed the Incremental Facility Commitments then in effect. (Such loans referred to in this Section 2.1(a)(ii) now or hereafter made by the Lenders to the Borrower, including, without limitation, such loans which remain outstanding after the Incremental Facility Commitment Termination Date, are hereinafter collectively called the "Incremental Facility Loans".) The Borrower may not reborrow the Incremental Facility Loans which have been repaid. The unused portion of the each Lender's Incremental Facility Commitment shall expire and such Lender's unused portion of Incremental Facility Commitment shall automatically be permanently reduced by such amount on the Incremental Facility Commitment Termination Date.

         (b) Revolving Loans. During the Revolving Credit Commitment Period, subject to the terms and conditions hereof, each Lender severally agrees to make Revolving Loans in Dollars to the Borrower in the aggregate amount up to but not exceeding such Lender's Revolving Credit Commitment; provided, after giving effect to the making of any Revolving Loans in no event shall the Total Utilization of Revolving Credit Commitments exceed the Revolving Credit Commitments then in effect; provided further, that the Borrower may only request a Revolving Loan under the Revolving Loan Commitment (i) after the Term Loan Commitment is fully funded or canceled and (ii) so long as there is availability (giving effect to the restrictions thereon set forth in the proviso to Section 2.11(a) hereof) under the Incremental Facility Commitment for uses permitted by
Section 2.11 hereunder, after the Incremental Facility Commitment is fully funded or canceled. Amounts borrowed pursuant to this Section 2.1(b) may be repaid and reborrowed during the Revolving Credit Commitment Period. Each Lender's Revolving Credit Commitment shall expire on the Revolving Credit Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Credit Commitments shall be paid in full no later than such date.

         (c) Prior Loans. Certain of the Lenders made the Existing Loans to the Borrower pursuant to Section 2.1(a) of the Existing Credit Agreement. As of the Restatement Effective Date, the aggregate unpaid principal amount of such loans is $95,000,000.00, which amount shall (i) be deemed outstanding as Term Loans made under this Agreement and (ii) be allocated among the Lenders with a Term Loan Commitment based upon each such Lender's Pro Rata Share of such Existing Loans.

         (d) Continuation and Conversion of Loans. Subject to the terms and conditions of this Agreement, the Borrower may borrow the Loans as Prime Rate Loans or Eurodollar Loans and, until the Term Loan Maturity Date, in the case of Term Loans, the Revolving Credit Commitment Termination Date, in the case of Revolving Loans, and the Incremental Facility Maturity Date, in the case of Incremental Facility Loans, the Borrower may Continue Eurodollar Loans or Convert Loans of one Type into Loans of the other Type.

         (e) Lending Offices. Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

         Section 2.2 Issuance of Letters of Credit and Purchase of Participations Therein.

         (a) Letters of Credit. During the Revolving Credit Commitment Period, subject to the terms and conditions hereof, the Issuing Bank agrees to issue Letters of Credit for the account of the Borrower in the aggregate amount up to but not exceeding the Letter of Credit Sublimit; provided, (i) each Letter of Credit shall be denominated in Dollars; (ii) the stated amount of each Letter of Credit shall not be less than $10,000 or such lesser amount as is acceptable to the Issuing Bank; (iii) after giving effect to such issuance, in no event shall the Total Utilization of Revolving Credit Commitments exceed the Revolving Credit Commitments then in effect; (iv) after giving effect to such issuance, in no event shall the Letter of Credit Usage exceed the Letter of Credit Sublimit then in effect; (v) in no event shall any standby Letter of Credit have an expiration date later than the earlier of (1) the date which is five Business Days prior to the Revolving Credit Commitment Termination Date and (2) the date which is one year from the date of issuance of such standby letter of credit; and (vi) in no event shall any commercial Letter of Credit (x) have an expiration date later than the earlier of (1) the date which is five Business Days prior to the Revolving Credit Commitment Termination Date and (2) the date which is 180 days from the date of issuance of such commercial Letter of Credit or (y) be issued if such commercial Letter of Credit is otherwise unacceptable to the Issuing Bank in its reasonable discretion. Subject to the foregoing, the Issuing Bank may agree that a standby Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each, unless the Issuing Bank elects not to extend for any such additional period; provided, the Issuing Bank shall not extend any such Letter of Credit if it has received written notice that an Event of Default has occurred and is continuing at the time the Issuing Bank must elect to allow such extension.

         (b) Notice of Issuance. Whenever the Borrower desires the issuance of a Letter of Credit, it shall deliver to the Administrative Agent an Issuance Notice no later than 12:00 p.m. (New York City time) at least three Business Days (in the case of standby Letters of Credit) or five Business Days (in the case of commercial Letters of Credit), or in each case such shorter period as may be agreed to by the Issuing Bank in any particular instance, in advance of the proposed date of issuance. Upon satisfaction or waiver of the conditions set forth in Section 6.2, the Issuing Bank shall issue the requested Letter of Credit only in accordance with the Issuing Bank's standard operating procedures. Upon the issuance of any Letter of Credit or amendment or modification to a Letter of Credit, the Issuing Bank shall promptly notify each Lender of such issuance, which notice shall be accompanied by a copy of such Letter of Credit or amendment or modification to a Letter of Credit and the amount of such Lender's respective participation in such Letter of Credit pursuant to Section 2.2(e). Within fifteen (15) days after the end of each month ending after the Restatement Effective Date, so long as any Letter of Credit shall have been outstanding during such month, the Issuing Bank shall deliver to each Lender a report setting forth for such month the daily aggregate amount available to be drawn under the Letters of Credit that were outstanding during such month.

         (c) Responsibility of the Issuing Bank With Respect to Requests for Drawings and Payments. In determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, the Issuing Bank shall be responsible only to examine the documents delivered under such Letter of Credit with reasonable care so as to ascertain whether they appear on their face to be in accordance with the terms and conditions of such Letter of Credit. As between the Borrower and the Issuing Bank, the Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by the Issuing Bank, by the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;
(ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Issuing Bank, including any Governmental Acts; none of the above shall affect or impair, or prevent the vesting of, any of the Issuing Bank's rights or powers hereunder. Without limiting the foregoing and in furtherance thereof, any action taken or omitted by the Issuing Bank under or in connection with the Letters of Credit or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put the Issuing Bank under any resulting liability to the Borrower. Notwithstanding anything to the contrary contained in this Section 2.2(c), the Borrower shall retain any and all rights it may have against the Issuing Bank for any liability arising solely out of the gross negligence or willful misconduct of the Issuing Bank.

         (d) Reimbursement by the Borrower of Amounts Drawn or Paid Under Letters of Credit. In the event the Issuing Bank has determined to honor a drawing under a Letter of Credit, it shall immediately notify the Borrower and the Administrative Agent. Upon such notification to it, the Borrower shall reimburse the Issuing Bank on or before the Business Day immediately following the date on which such drawing is honored (the "Reimbursement Date") in an amount in Dollars and in same day funds equal to the amount of such honored drawing; provided, anything contained herein to the contrary notwithstanding,
(i) unless the Borrower shall have notified the Administrative Agent and the Issuing Bank prior to 10:00 a.m. (New York

City time) on the date such drawing is honored that the Borrower intends to reimburse the Issuing Bank for the amount of such honored drawing with funds other than the proceeds of Revolving Loans, the Borrower shall be deemed to have given a timely Funding Notice to the Administrative Agent (and the Administrative Agent shall promptly notify each Lender having a Revolving Credit Commitment of such deemed notice) requesting Lenders to make Revolving Loans that are Prime Rate Loans on the Reimbursement Date in an amount in Dollars equal to the amount of such drawing, and (ii) subject to satisfaction or waiver of the conditions specified in Section 6.2, Lenders shall, on the Reimbursement Date, make Revolving Loans that are Prime Rate Loans in the amount of such honored drawing, the proceeds of which shall be applied directly by the Administrative Agent to reimburse the Issuing Bank for the amount of such honored drawing; and provided further, if for any reason proceeds of Revolving Loans are not received by the Issuing Bank on the Reimbursement Date in an amount equal to the amount of such honored drawing, the Borrower shall reimburse the Issuing Bank, on demand, in an amount in same day funds equal to the excess of the amount of such honored drawing over the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this Section 2.2(d) shall be deemed to relieve the Borrower of its obligation to reimburse any drawing under any Letter of Credit, or any Lender from its obligation to make Revolving Loans on the terms and conditions set forth herein, and the Borrower shall retain any and all rights it may have against any Lender resulting from the failure of such Lender to make such Revolving Loans under this Section 2.2(d).

         (e) Lenders' Purchase of Participations in Letters of Credit. Immediately upon the issuance of each Letter of Credit, each Lender having a Revolving Credit Commitment shall be deemed to have purchased, and hereby agrees to irrevocably purchase, from the Issuing Bank a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Lender's Pro Rata Share (with respect to the Revolving Credit Commitments) of the maximum amount which is or at any time may become available to be drawn thereunder. In the event that the Borrower shall fail for any reason to reimburse the Issuing Bank as provided in Section 2.2(d) and any Revolving Loans required thereunder shall have not been advanced, the Issuing Bank shall promptly notify each Lender of the unreimbursed amount of such honored drawing and of such Lender's respective participation therein based on such Lender's Pro Rata Share of the Revolving Credit Commitments. Each Lender shall make available to the Issuing Bank an amount equal to its respective participation, in Dollars and in same day funds, at the office of the Issuing Bank specified in such notice, not later than 12:00 p.m. (New York City time) on the first Business Day after the date notified by the Issuing Bank. In the event that any Lender fails to make available to the Issuing Bank on such Business Day the amount of such Lender's participation in such Letter of Credit as provided in this Section 2.2(e), the Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest thereon which shall accrue for the first three Business Days following such failure at the rate customarily used by the Issuing Bank for the correction of errors among banks and thereafter at the Prime Rate. Nothing in this Section 2.2(e) shall be deemed to prejudice the right of any Lender to recover from the Issuing Bank any amounts made available by such Lender to the Issuing Bank pursuant to this Section in the event that it is determined that the payment with respect to a Letter of Credit in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of the Issuing Bank. In the event the Issuing Bank shall have been reimbursed by other Lenders pursuant to this Section 2.2(e) for all or any portion of any drawing honored by the Issuing Bank under a Letter of Credit, such the Issuing Bank shall distribute to each Lender which has paid all amounts payable by it under this Section 2.2(e) with respect to such honored drawing such Lender's Pro Rata Share of all payments subsequently received by the Issuing Bank from the Borrower in reimbursement of such honored drawing when such payments are received. Any such distribution shall be made to a Lender at its Applicable Lending Office or at such other address as such Lender may request.

         (f) Obligations Absolute. The obligation of the Borrower to reimburse the Issuing Bank for drawings honored under the Letters of Credit issued by it and to repay any Revolving Loans made by Lenders pursuant to
Section 2.2(d) and the obligations of Lenders under Section 2.2(e) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms hereof under all circumstances including any of the following circumstances: (i) any lack of validity or enforceability of any Letter of Credit; (ii) the existence of any claim, set-off, defense or other right which the Borrower or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), the Issuing Bank, Lender or any other Person or, in the case of a Lender, against the Borrower, whether in connection herewith, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Borrower or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured); (iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) payment by the Issuing Bank under any Letter of Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit; (v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of NCH or any of its Subsidiaries; (vi) any breach hereof or any other Loan Document by any party thereto; (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or (viii) the fact that an Event of Default or a Default shall have occurred and be continuing; provided, in each case, that payment by the Issuing Bank under the applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of the Issuing Bank under the circumstances in question.

         (g) Indemnification. Without duplication of any obligation of the Borrower under Section 11.4 or 12.2, in addition to amounts payable as provided herein, the Borrower hereby agrees to protect, indemnify, pay and save harmless the Issuing Bank from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which the Issuing Bank may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by the Issuing Bank, other than as a result of (1) the gross negligence or willful misconduct of the Issuing Bank or (2) the wrongful dishonor by the Issuing Bank of a proper demand for payment made under any Letter of Credit issued by it, or (ii) the failure of the Issuing Bank to honor a drawing under any such Letter of Credit as a result of any Governmental Act.

         Section 2.3       Notes.

         (a) Notes. If so requested by any Lender by written notice to the Administrative Agent at least two Business Days prior to the Restatement Effective Date, or at any time thereafter, the Loans made (and deemed made) by each Lender shall be evidenced by a single promissory note of the Borrower, in substantially the form of Exhibit B-1 with respect to Term Loan Notes, Exhibit B-2 with respect to Revolving Loan Notes, and Exhibit B-3 with respect to Incremental Facility Loan Notes dated the Restatement Effective Date (or such later date on which such Lender requests such Notes or becomes a party to this Agreement), payable to the order of such Lender in a principal amount equal to the sum of (i) the aggregate principal amount of Loans of such Lender plus (ii) the aggregate principal amount of the unfunded Commitment of such Lender as originally in effect and otherwise duly completed. Each Lender is hereby authorized by the Borrower to endorse on the schedule (or a continuation thereof) attached to the Note of such Lender, to the extent applicable, the date, amount and Type of and the Interest Period for each applicable Loan made by such Lender to the Borrower and the amount of each payment or prepayment of principal of such Loan received by such Lender, provided that any failure by such Lender to make any such endorsement shall not affect the obligations of the Borrower under any such Note or this Agreement in respect of any such Loan.

         (b) Registered Notes. Any Lender that is not a U.S. Person and that could become completely exempt from withholding of U.S. Taxes in respect of payment of any Obligations due to such Lender hereunder relating to any of its Loans if such Loans were in registered form for U.S. Federal income tax purposes may request the Borrower (through the Administrative Agent), and the Borrower agrees thereupon, to exchange such Lender's Note evidencing its Loans for a promissory note registered as provided in Section 12.8(h) hereof (a "Registered Note"). Registered Notes may not be exchanged for Notes that are not in registered form.

         Section 2.4     Scheduled Repayment of Loans/Commitment Reductions.

         (a) Scheduled Repayment of Term Loans. The Borrower shall pay to the Administrative Agent for the account of each Lender the principal of each of the Term Loans outstanding as of the Term Loan Commitment Termination Date (and the principal of each of the Term Loans outstanding as of the Term Loan Commitment Termination Date shall be due and payable) in 16 quarterly installments, commencing on December 31, 2003 and continuing on each Quarterly Date thereafter through and including the Term Loan Maturity Date, each of which installments shall be in an amount equal to the percentage of the principal amount of the Term Loans outstanding as of the Term Loan Commitment Termination Date specified opposite such installment in the following table:

              ========================================== ==========================================

                                                         Percentage of the Aggregate
                                                         Principal Amount of each of the
              Quarterly Date                             Term Loans Due and Payable
              --------------                             ------------------------------------

              December 31, 2003                                   3.75%
              ------------------------------------------ ------------------------------------------

              March 31, 2004                                      3.75%
              ------------------------------------------ ------------------------------------------


              ========================================== ==========================================

                                                         Percentage of the Aggregate
                                                         Principal Amount of each of the
              Quarterly Date                             Term Loans Due and Payable
              --------------                             ------------------------------------
              ------------------------------------------ ------------------------------------------
              June 30, 2004                                       3.75%
              ------------------------------------------ ------------------------------------------

              September 30, 2004                                  3.75%
              ------------------------------------------ ------------------------------------------

              December 31, 2004                                   5.00%
              ------------------------------------------ ------------------------------------------

              March 31, 2005                                      5.00%
              ------------------------------------------ ------------------------------------------

              June 30, 2005                                       5.00%
              ------------------------------------------ ------------------------------------------

              September 30, 2005                                  5.00%
              ------------------------------------------ ------------------------------------------

              December 31, 2005                                   10.00%
              ------------------------------------------ ------------------------------------------

              March 31, 2006                                      10.00%
              ------------------------------------------ ------------------------------------------

              June 30, 2006                                       10.00%
              ------------------------------------------ ------------------------------------------

              September 30, 2006                                  10.00%
              ------------------------------------------ ------------------------------------------

              December 31, 2006                                   6.25%
              ------------------------------------------ ------------------------------------------

              March 31, 2007                                      6.25%
              ------------------------------------------ ------------------------------------------

              June 30, 2007                                       6.25%
              ------------------------------------------ ------------------------------------------

              September 30, 2007                                  6.25%
              ========================================== ==========================================

         In addition, the Borrower shall pay to the Administrative Agent for the account of each Lender all outstanding principal of the Term Loans (and all outstanding principal of the Term Loans shall be due and payable) on the Term Loan Maturity Date.

         (b) Scheduled Commitment Reductions. The Revolving Credit Commitments shall be permanently reduced in 16 quarterly installments, commencing on December 31, 2003 and continuing on each Quarterly Date thereafter through and including the Revolving Credit Commitment Termination Date, each of which installments shall be in an amount equal to the percentage of the Revolving Credit Commitment (as in effect on December 30, 2003) specified opposite such installment in the following table:

              ========================================== ==========================================

                                                         Percentage of the Revolving
              Quarterly Date                             Credit Commitment Reduction
              --------------                             ---------------------------

              December 31, 2003                                   3.75%
              ------------------------------------------ ------------------------------------------

              March 31, 2004                                      3.75%
              ------------------------------------------ ------------------------------------------

              June 30, 2004                                       3.75%
              ------------------------------------------ ------------------------------------------

              September 30, 2004                                  3.75%
              ------------------------------------------ ------------------------------------------

              December 31, 2004                                   5.00%
              ------------------------------------------ ------------------------------------------

              March 31, 2005                                      5.00%
              ------------------------------------------ ------------------------------------------

              June 30, 2005                                       5.00%
              ------------------------------------------ ------------------------------------------

              September 30, 2005                                  5.00%
              ------------------------------------------ ------------------------------------------

              December 31, 2005                                   10.00%
              ------------------------------------------ ------------------------------------------

              March 31, 2006                                      10.00%
              ------------------------------------------ ------------------------------------------

              June 30, 2006                                       10.00%
              ------------------------------------------ ------------------------------------------

              September 30, 2006                                  10.00%
              ------------------------------------------ ------------------------------------------

              December 31, 2006                                   6.25%
              ------------------------------------------ ------------------------------------------

              March 31, 2007                                      6.25%
              ------------------------------------------ ------------------------------------------

              June 30, 2007                                       6.25%
              ------------------------------------------ ------------------------------------------

              September 30, 2007                                  6.25%
              ========================================== ==========================================

         In addition, the Revolving Credit Commitments shall be permanently reduced to zero on the Revolving Credit Commitment Termination Date.

         (c) Scheduled Repayment of Incremental Facility Loans. The Borrower shall pay to the Administrative Agent for the account of each Lender the principal of each of the Incremental Facility Loans outstanding (and the principal of each of the Incremental Facility Loans outstanding shall be due and payable) in 16 quarterly installments, commencing on December 31, 2003 and continuing on each Quarterly Date thereafter through and including the Incremental Facility Maturity Date, each of which installments shall be in an amount equal to (i) for

December 31, 2003, 3.75% of the Incremental Facility Commitment as in effect on December 30, 2003; (ii) for March 31, 2004, 3.75% of the principal amount of the Incremental Facility Loans outstanding as of the Incremental Facility Commitment Termination Date, reduced by the difference between (A) the actual amount of the installment paid on December 31, 2003 and (B) the amount of the installment on December 31, 2003 which would have been payable if the required amortization thereon was calculated based on the Incremental Facility Loans outstanding on the Incremental Facility Commitment Termination Date; and (iii) for June 30, 2004 and thereafter, the percentage of the principal amount of the Incremental Facility Loans outstanding as of the Incremental Facility Commitment Termination Date specified opposite such installment in the following table:

              ========================================== ====================================================

                                                                 Percentage of the Aggregate Principal
                                                              Amount of each of the Incremental Facility
                           Quarterly Date                                Loans Due and Payable
                           --------------                                ---------------------
              ------------------------------------------ ----------------------------------------------------

              June 30, 2004                                       3.75%
              ------------------------------------------ ----------------------------------------------------

              September 30, 2004                                  3.75%
              ------------------------------------------ ----------------------------------------------------

              December 31, 2004                                   5.00%
              ------------------------------------------ ----------------------------------------------------

              March 31, 2005                                      5.00%
              ------------------------------------------ ----------------------------------------------------

              June 30, 2005                                       5.00%
              ------------------------------------------ ----------------------------------------------------

              September 30, 2005                                  5.00%
              ------------------------------------------ ----------------------------------------------------

              December 31, 2005                                   10.00%
              ------------------------------------------ ----------------------------------------------------

              March 31, 2006                                      10.00%
              ------------------------------------------ ----------------------------------------------------

              June 30, 2006                                       10.00%
              ------------------------------------------ ----------------------------------------------------

              September 30, 2006                                  10.00%
              ------------------------------------------ ----------------------------------------------------

              December 31, 2006                                   6.25%
              ------------------------------------------ ----------------------------------------------------

              March 31, 2007                                      6.25%
              ------------------------------------------ ----------------------------------------------------

              June 30, 2007                                       6.25%
              ------------------------------------------ ----------------------------------------------------

              September 30, 2007                                  6.25%
              ========================================== ====================================================

         In addition, the Borrower shall pay to the Administrative Agent for the account of each Lender all outstanding principal of the Incremental Facility Loans (and all outstanding principal of the Incremental Facility Loans shall be due and payable) on the Incremental Facility Maturity Date.

         Section 2.5     Interest.

         (a) Interest Rate. The Borrower shall pay to the Administrative Agent for the account of each Lender interest on the unpaid principal amount of each Loan made by such Lender (or deemed made by such Lender with respect to a Loan assigned to such Lender after the making of such Loan) to the Borrower for the period commencing on the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

                  (i) during the periods such Loan is a Prime Rate Loan, the lesser of (A) the Prime Rate plus the Applicable Margin or (B) the Maximum Rate; and

                  (ii) during the periods such Loan is a Eurodollar Loan, the lesser of (A) the Adjusted Eurodollar Rate plus the Applicable Margin or (B) the Maximum Rate.

         (b) Payment Dates. Accrued interest on the Loans shall be due and payable as follows:

                  (i) in the case of Prime Rate Loans, on each Quarterly Date in arrears;

                  (ii) in the case of each Eurodollar Loan, on the last day of the Interest Period with respect thereto and, in the case of an Interest Period greater than three months, at three-month intervals after the first day of such Interest Period in arrears;

                  (iii) upon the payment or prepayment (whether mandatory or optional) of any Loan or the Conversion of any Loan to a Loan of the other Type (but only on the principal amount so paid, prepaid or Converted); and

                  (iv) with respect to all Term Loans, on the Term Loan Maturity Date, with respect to Revolving Loans, on the Revolving Credit Commitment Termination Date and with respect to Incremental Facility Loans, on the Incremental Facility Maturity Date, in each case in arrears.

In addition, accrued interest on the Existing Loans which was not paid in full on or before the Restatement Effective Date shall be due and payable on the last day of the "Interest Period" (as such term is defined in the Existing Credit Agreement) with respect thereto.

         (c)      Interest on Letter of Credit Drawings.

                  (i) The Borrower agrees to pay to the Issuing Bank, with respect to drawings honored under any Letter of Credit, interest on the amount paid by the Issuing Bank in respect of each such honored drawing from the date such drawing is honored to but excluding the date such amount is reimbursed by or on behalf of the Borrower at a rate equal to (A) for the period from the date such drawing is honored to but excluding the applicable Reimbursement Date, the rate of interest otherwise payable hereunder with respect to Revolving Loans that are Prime Rate Loans, and (B) thereafter, a rate which is 2% per annum in excess of the rate of interest otherwise payable hereunder with respect to Revolving Loans that are Prime Rate Loans. Revolving Loans made pursuant to Section 2.2(d) shall be applied immediately to repay outstanding draws under the Letters of Credit.

                  (ii) Interest payable pursuant to Section 2.5(c)(i) shall be computed on the basis of a 365-day or 366-day year, as the case may be, for the actual number of days elapsed in the period during which it accrues, and shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full. Promptly upon receipt by the Issuing Bank of any payment of interest pursuant to Section 2.5(c)(i), the Issuing Bank shall distribute to each Lender, out of the interest received by the Issuing Bank in respect of the period from the date such drawing is honored to but excluding the date on which the Issuing Bank is reimbursed for the amount of such drawing (including any such reimbursement out of the proceeds of any Revolving Loans), the amount that such Lender would have been entitled to receive in respect of the Letter of Credit fee that would have been payable in respect of such Letter of Credit for such period if no drawing had been honored under such Letter of Credit. In the event the Issuing Bank shall have been reimbursed by Lenders for all or any portion of such honored drawing, the Issuing Bank shall distribute to each Lender which has paid all amounts payable by it under Section 2.2(e) with respect to such honored drawing such Lender's Pro Rata Share of any interest received by the Issuing Bank in respect of that portion of such honored drawing so reimbursed by Lenders for the period from the date on which the Issuing Bank was so reimbursed by Lenders to but excluding the date on which such portion of such honored drawing is reimbursed by the Borrower.

         (d) Default Interest. Notwithstanding the foregoing, the Borrower shall pay to the Administrative Agent for the account of each Lender interest at the applicable Default Rate (i) at all times during which any Event of Default has occurred and is continuing, on any principal of any Loan outstanding, and
(ii) to the fullest extent permitted by law, any other amount payable by the Borrower under this Agreement or any other Loan Document to or for the account of such Lender which is not paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand by the Administrative Agent.

         Section 2.6 Borrowing Procedure. (a) The Borrower shall give the Administrative Agent notice of each borrowing hereunder in accordance with
Section 2.10 and the Administrative Agent shall promptly notify each Lender thereof. Not later than 1:00 p.m. (New York, New York time) on the date specified for each borrowing hereunder, each Lender will make available the amount of the Loan to be made by it on such date to the Administrative Agent, at the Principal Office, in immediately available funds, for the account of the Borrower. The amount of each borrowing hereunder so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available, for and on behalf of the Borrower, in immediately available funds by no later than 1:00 p.m. (New York, New York time).

         (b) Except pursuant to 2.2(d), Revolving Loans that are Prime Rate Loans shall be made in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount, and Revolving Loans that are Eurodollar Rate Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount.

         (c) Term Loans that are Prime Rate Loans shall be made in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount, and Term Loans that are Eurodollar Rate Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount.

         (d) Incremental Facility Loans that are Prime Rate Loans shall be made in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount, and Incremental Facility Loans that are Eurodollar Rate Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount; provided that Incremental Facility Loans made for payment of purchase orders under the Master Purchase Agreement may be in the amount of such purchase orders.

         Section 2.7 Optional Prepayments, Conversions and Continuations of Loans. Subject to Section 2.9, the Borrower shall have the right from time to time to prepay the Loans in whole or in part, to Convert all or part of a Loan of one Type into a Loan of another Type or to Continue Eurodollar Loans; provided that: (a) the Borrower shall give the Administrative Agent notice of each such prepayment, Conversion or Continuation as provided in Section 2.10,
(b) Eurodollar Loans may only be Converted on the last day of the Interest Period and any prepayment of Eurodollar Loans on any day other than the last day of the Interest Period shall be subject to payment of the additional compensation specified in Section 4.5, (c) except for Conversions of Eurodollar Loans into Prime Rate Loans, no Conversions or Continuations shall be made while a Default has occurred and is continuing, and (d) optional prepayments of the Loans shall be applied to the principal of the Loans pro rata to the then remaining installments of such principal. No amounts prepaid pursuant to this
Section 2.7 may be reborrowed.

         Section 2.8     Mandatory Prepayments.

         (a) Asset Dispositions, etc. The Borrower shall, within two Business Days after NCH or any of its Restricted Subsidiaries receives any Net Proceeds of any Asset Disposition, in excess of $5,000,000 in the aggregate from the Restatement Effective Date through the applicable date of determination (the amount of such Net Proceeds or proceeds exceeding $5,000,000 received during any such period are herein called the "Excess Proceeds Amount"), pay to the Administrative Agent as a prepayment of the Term Loans, the Incremental Facility Loans and/or the Revolving Credit Commitments shall be permanently reduced as set forth in Section 2.8(f), an aggregate amount equal to all of the Excess Proceeds Amount; provided that, so long as no Default or Event of Default shall have occurred and be continuing, no such prepayment will be required if and to the extent that the Excess Proceeds Amount is fully re-invested within eighteen (18) months after receipt of such proceeds in (x) acquisitions permitted under Section 9.5(i) provided that the Borrower has given the Administrative Agent notice of the specific acquisition within 365 days after receipt of such proceeds and such acquisition is consummated within 180 days after such notice or (y) Capital Expenditures permitted under Section 9.16(c) for long term productive assets of the general type used in the business of the Borrower and its Restricted Subsidiaries. Notwithstanding the foregoing, Net Proceeds received from the sale of Resale Access Lines in an aggregate amount from the Restatement Effective Date not to exceed $10,000,000 will not be required to be applied to prepay Loans and/or reduce Commitments; provided, however, that any Net Proceeds received from the sale of Resale Access Lines in excess of such amount shall be subject to the first sentence of this Section 2.8(a).

         (b) Insurance/Condemnation Proceeds. No later than the first Business Day following the date of receipt by NCH or any of its Restricted Subsidiaries, or the Administrative Agent as loss payee, of the proceeds of any Insurance Recovery or the proceeds of any condemnation awards, the Borrower shall pay to the Administrative Agent as a prepayment of the Term Loans, the Incremental Facility Loans and/or the Revolving Credit Commitments shall be permanently reduced as set forth in Section 2.8(f), an aggregate amount equal to such Insurance Recovery and condemnation proceeds; provided, (i) so long as no Default or Event of Default shall have occurred and be continuing, and (ii) to the extent that the aggregate of any such Insurance Recoveries and condemnation proceeds in any period of 12 consecutive months do not exceed $1,000,000, the Borrower shall have the option, directly or through one or more of its Restricted Subsidiaries to invest such Insurance Recoveries and condemnation proceeds within 365 days of receipt thereof in long term productive assets of the general type used in the business of the Borrower and its Restricted Subsidiaries, which investment may include the repair, restoration or replacement of the applicable assets thereof.

         (c) Issuance of Subordinated Debt. On the date of receipt by NCH or any of its Restricted Subsidiaries of any cash proceeds (net of any underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses) from incurrence of any Subordinated Debt of NCI or NCH, in excess of $300,000,000 in the aggregate from the Restatement Effective Date through the applicable date of determination (the amount of such net proceeds exceeding $300,000,000 received during any such period are herein called the "Excess Debt Proceeds Amount"), pay to the Administrative Agent as a prepayment of the Term Loans, the Incremental Facility Loans and/or the Revolving Credit Commitments shall be permanently reduced as set forth in Section 2.8(f), an aggregate amount equal to all of the Excess Debt Proceeds Amount.

         (d) Excess Cash Flow. The Borrower shall, commencing on March 31, 2003 and on each March 31st thereafter, pay (or cause to be paid) to the Administrative Agent, as a prepayment of the Term Loans, the Incremental Facility Loans and/or the Revolving Credit Commitments shall be permanently reduced as set forth in Section 2.8(f), an aggregate amount equal to 50% of Excess Cash Flow for the Borrower and its Consolidated Subsidiaries for the fiscal year then most recently ended.

         (e) Revolving Loans. The Borrower shall from time to time prepay the Revolving Loans to the extent necessary so that the Total Utilization of Revolving Credit Commitments shall not at any time exceed the Revolving Credit Commitments then in effect.

         (f) Application of Mandatory Prepayments. All prepayments pursuant to Sections 2.8(a) through (d) shall be applied on a pro rata basis to permanently prepay Term Loans, Revolving Loans and Incremental Facility Loans and/or reduce the Term Loan Commitments, Revolving Credit Commitments and Incremental Facility Commitments, as applicable, across the scheduled repayments, for Term Loans and Incremental Facility Loans, and commitment reductions, for Revolving Credit Commitments, set forth in Section 2.4 hereof on a pro rata basis.

No prepayment shall be required to be made by the Borrower pursuant to Section
2.8 until such date as the Borrower may make such prepayment without incurring an additional cost or expense under Section 4.5(a) as a result of such prepayment.

         (g) No Reborrowing. No amounts of the Loans prepaid pursuant to this Section 2.8 (other than pursuant to Section 2.8(e)) may be reborrowed.

         Section 2.9 Minimum Amounts. Except for Conversions and prepayments pursuant to Section 2.8 and Article 4 and as provided in Section 2.6(d), each borrowing, each Conversion and each optional prepayment of principal of the Loans shall be in an amount at least equal to $1,000,000 or an integral multiple of $500,000 in excess thereof (borrowings, prepayments or Conversions of or into Loans of different Types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder shall be deemed separate borrowings, prepayments and Conversions for purposes of the foregoing, one for each Type or Interest Period).

         Section 2.10 Certain Notices. Notices by the Borrower to the Administrative Agent of terminations or reductions of Commitments, of borrowings, Conversions, Continuations and prepayments of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 1:00 p.m. (New York, New York, time) on the applicable Business Day prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below:

================================================== ===================================

         Notice                                     Number of Business Days Prior
================================================== ===================================

Terminations or Reductions of Commitments           3
-------------------------------------------------- -----------------------------------

Borrowings of Loans which are Prime Rate Loans      1
-------------------------------------------------- -----------------------------------

Borrowings of Loans which are Eurodollar Loans      3
-------------------------------------------------- -----------------------------------

Prepayments of Loans which are Prime Rate Loans     1
-------------------------------------------------- -----------------------------------

-------------------------------------------------- -----------------------------------

Prepayments of Loans which are Eurodollar Loans     3
================================================== ===================================

Each such notice of termination or reduction shall specify the amount of the Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or prepayment shall specify the Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to Section 2.9 hereof) and Type of the Loans to be borrowed, Converted, Continued or prepaid (and, in the case of a Conversion, the Type of Loans to result from such Conversion) and the date of borrowing, Conversion, Continuation or prepayment (which shall be a Business Day). Each such notice of termination, reduction, borrowing, Conversion, Continuation or prepayment shall be in the form of Exhibit C-1 hereto, appropriately completed as applicable. Each notice of borrowing (a "Notice of Borrowing") shall certify that all proceeds of the requested Loans are, concurrently with the making of such Loans, being used by the Borrower for the purpose specified in Section 2.11. Each notice which includes reference to the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Administrative Agent shall promptly notify the Lenders of the contents of each such notice. In the event the Borrower fails to select the Type of Loan, or the duration of any Interest Period for any Eurodollar Loan, within the time period and otherwise as provided in this
Section 2.10, such Loan (if outstanding as Eurodollar Loan) will be automatically Converted into a Prime Rate Loan on the last day of preceding Interest Period for such Loan or (if outstanding as a Prime Rate Loan) will remain as, or (if not then outstanding) will be made as, a Prime Rate Loan. The Borrower may not borrow any Eurodollar Loans, Convert any Loans into Eurodollar Loans or Continue any Loans as Eurodollar Loans if the interest rate for such Eurodollar Loans would exceed the Maximum Rate.

         Section 2.11    Use of Proceeds.

         (a) Loans. The proceeds of the Term Loans, the Revolving Loans, the Incremental Facility Loans and the Letters of Credit shall be applied by the Borrower for working capital and general corporate purposes of the Borrower and its Restricted Subsidiaries, including acquisitions, Capital Expenditures, distributions and Investments permitted under this Agreement; provided, however, except as otherwise consented to in writing by Nortel Networks in its sole discretion, the proceeds of any Incremental Facility Loan made by Nortel Networks hereunder shall be used by the Borrower and its Restricted Subsidiaries solely to pay the purchase price for Nortel Networks Goods and Services provided by Nortel Networks under the Master Purchase Agreement which Nortel Networks Goods and Services shall be used in the construction and operation of the Network (it being acknowledged that this proviso shall not apply to any Incremental Facility Loan made by a Lender other than Nortel Networks).

         (b) Margin Stock. None of the proceeds of any Loan may be used to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act or to purchase or carry any margin stock (within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System).

         Section 2.12      Fees.


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

         (a) The Borrower agrees to pay to Lenders having Revolving Credit Exposure

                  (i) commitment fees equal to (A) the average of the daily difference between (1) the Revolving Credit Commitments then in effect, and (2) the sum of (x) the aggregate principal amount of outstanding Revolving Loans plus (y) the Letter of Credit Usage, times (B) the Applicable Commitment Fee Percentage; and

                  (ii) Letter of Credit fees equal to (A) the Applicable Margin for Revolving Loans that are Eurodollar Rate Loans, times (B) the average daily maximum amount available to be drawn under all such Letters of Credit (regardless of whether any conditions for drawing could then be met and determined as of the close of business on any date of determination).

All fees referred to in this Section 2.12(a) shall be paid to the Administrative Agent at its Principal Office and upon receipt, the Administrative Agent shall promptly distribute to each Lender its Pro Rata Share thereof.

         (b)      (i)    The Borrower agrees to pay to Lenders having Term Loan
         Commitments commitment fees equal to (A) the average of the daily difference between (1) the Term Loan Commitments, and (2) the aggregate principal amount of outstanding Term Loans, times (B) the Applicable Commitment Fee Percentage.

                  (ii) The Borrower agrees to pay to Lenders having Incremental Facility Commitments commitment fees equal to (A) the average of the daily difference between (1) the Incremental Facility Commitments, and (2) the aggregate principal amount of outstanding Incremental Facility Loans, times (B) the Applicable Commitment Fee Percentage.

All fees referred to in this Section 2.12(b) shall be paid to the Administrative Agent at its Principal Office and upon receipt, the Administrative Agent shall promptly distribute to each Lender its Pro Rata Share thereof.

         (c) The Borrower agrees to pay directly to the Issuing Bank, for its own account, the following fees:

                  (i) a fronting fee equal to 0.125% per annum times the aggregate daily amount available to be drawn under all Letters of Credit (determined as of the close of business on any date of determination); and

                  (ii) such documentary and processing charges for any issuance, amendment, transfer or payment of a Letter of Credit as are in accordance with the Issuing Bank's standard schedule for such charges and as in effect at the time of such issuance, amendment, transfer or payment, as the case may be.

         (d) All fees referred to in Section 2.12(a), 2.12(b)(i), 2.12(b)(ii) and 2.12(c)(i) shall be calculated on the basis of a 360-day year and the actual number of days elapsed and shall be payable quarterly in arrears on each Quarterly Date of each year during the Revolving Credit Commitment Period, Term Loan Commitment Period and Incremental Facility Commitment Period, as applicable, commencing on the first such date to occur after the Restatement Effective Date, and ending on the Revolving Credit Commitment Termination Date, the Term Loan Commitment Termination Date or the Incremental Facility Commitment Termination Date, as applicable.

         (e) Subject to Section 12.12, the Borrower agrees to pay to the Administrative Agent such additional fees as are specified in the Administrative Agent's Letter, which fees shall be payable in such amounts and on such dates as are specified therein.

         Section 2.13 Computations. Interest payable under Sections 2.5(a) and (d) and fees payable under Section 2.12 shall be computed (i) in the case of Prime Rate Loans and in respect of any other amount payable by the Borrower under this Agreement or any other Loan Document which is not paid when due (whether at stated maturity, by acceleration or otherwise), on the basis of a 365-day or 366-day year, as the case may be, and (ii) in the case of Eurodollar Loans and such fees, on the basis of a 360-day year, in each case for the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

         Section 2.14    Termination or Reduction of Commitments.

         (a) Notwithstanding anything to the contrary contained in this Agreement, the Commitments shall automatically terminate upon the occurrence of any Change in Control.

         (b) The Borrower shall have the right to terminate or reduce in part at any time and from time to time, without premium or penalty, the Revolving Credit Commitments in an amount up to the amount by which the Revolving Credit Commitments exceed the Total Utilization of Revolving Credit Commitments at the time of such proposed termination or reduction; provided, however, that no such termination or reduction shall be effective unless the Borrower shall have given notice of each such termination or reduction as provided in Section 2.10 and each partial reduction of the Revolving Credit Commitments shall be in an aggregate amount at least equal to $5,000,000.

         (c) The Commitments may not be reinstated after they have been terminated or increased after they have been reduced.


                               ARTICLE 3 Payments

         Section 3.1     Method of Payment.

         (a) All payments of principal, interest, fees and other amounts to be made by the Borrower under this Agreement and the other Loan Documents shall be made to the Administrative Agent at the Principal Office for the account of each Lender's Applicable Lending Office in Dollars and in immediately available funds, without setoff, deduction or counterclaim, not later than 1:00 p.m. (New York, New York time) on the date on which such payment shall be due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrower shall, at the time of making each such payment, specify to the Administrative Agent the sums payable by the Borrower under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event that the Borrower fails to so specify, unless an Event of Default has occurred and is continuing, the Administrative Agent shall apply such payment to the Obligations in the order and manner set forth in Section 3.1(b) below). Upon the occurrence and during the continuation of an Event of Default, all proceeds of any Collateral, and all other funds of the Borrower in the possession of the Administrative Agent or any Lender, shall be applied by the Administrative Agent to the Obligations in the order and manner set forth in Section 10.4 hereof. Each payment received by the Administrative Agent under this Agreement or any other Loan Document for the account of a Lender shall be paid promptly to such Lender, in immediately available funds, for the account of such Lender's Applicable Lending Office. Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.

         (b) Unless an Event of Default has occurred and is continuing hereunder, if some but less than all amounts due from the Borrower are received by the Administrative Agent with respect to the Obligations, the Administrative Agent shall distribute such amounts in the following order of priority, all in accordance where applicable with the respective Commitment Percentages of the Lenders for the applicable Commitment: (i) to the pro rata payment of any fees or expenses then due and payable to the Administrative Agent and the Lenders, or any of them; (ii) to the pro rata payment of interest then due and payable on the Loans; (iii) to the pro rata payment of all other amounts not otherwise referred to in this Section 3.1(b) then due and payable to the Administrative Agent and the Lenders, or any of them, hereunder or under the Notes or any other Loan Document; and (iv) to the pro rata payment of principal then due and payable on the Loans.

         Section 3.2 Pro Rata Treatment. Except to the extent otherwise provided in this Agreement, including, without limitation, Sections 2.8, 3.1 and
10.4 hereof: (a) each Loan (other than Loans made under the Incremental Facility Commitment for purposes other than the purchase of Nortel Goods and Services in accordance with Section 2.11(a) hereof, except as otherwise consented to in writing by Nortel Networks in its sole discretion so long as Nortel Networks is a Lender hereunder) shall be made by the Lenders under Section 2.1, each payment of commitment fees under Section 2.12 shall be made for the account of the Lenders, and each termination or reduction of the Commitments under Section 2.14 shall be applied to the Commitments of the Lenders, pro rata according to the respective unused Commitments; (b) the making, Conversion and Continuation of Loans of a particular Type (other than Conversions provided for by Section 4.4 and other than Loans made under the Incremental Facility Commitment for purposes other than the purchase of Nortel Goods and Services in accordance with Section 2.11(a) hereof, except as otherwise consented to in writing by Nortel Networks in its sole discretion so long as Nortel Networks is a Lender hereunder) shall be made pro rata among the Lenders holding Loans of such Type according to the amounts of their respective Commitments; (c) each payment and prepayment by the Borrower of principal of or interest on

Loans of a particular Type shall be made to the Administrative Agent for the account of the Lenders holding Loans of such Type pro rata in accordance with the respective unpaid principal amounts of such Loans held by such Lenders; and
(d) Interest Periods for Loans of a particular Type shall be allocated among the Lenders holding Loans of such Type pro rata according to the respective principal amounts held by such Lenders.

         Section 3.3 Sharing of Payments, Etc. If a Lender shall obtain payment of any principal of or interest on any of the Obligations due to such Lender hereunder through the exercise of any right of setoff, banker's lien, counterclaim or similar right, or otherwise, it shall promptly purchase from the other Lenders participations in the Obligations held by the other Lenders in such amounts, and make such adjustments from time to time, as shall be equitable to the end that all the Lenders shall share pro rata in accordance with the unpaid principal and interest on the Obligations then due to each of them. To such end, all of the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any Lender so purchasing a participation in the Obligations by the other Lenders may exercise all rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Obligations in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness, liability or obligation of the Borrower.

         Section 3.4 Non-Receipt of Funds by the Administrative Agent. Unless the Administrative Agent shall have been notified by a Lender or the Borrower (the "Payor") prior to the date (or, in the case of Prime Rate Loans, prior to 1:00 p.m. (New York New York time) on such date) on which such Lender is to make payment to the Administrative Agent of the proceeds of a Loan to be made by it hereunder or the Borrower is to make a payment to the Administrative Agent for the account of one or more of the Lenders, as the case may be (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient of such payment shall, on demand, pay to the Administrative Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such period.

         Section 3.5     Taxes.

         (a) All payments by the Borrower of principal of and interest on the Loans and of all fees and other amounts payable under the Loan Documents shall be made free and clear of, and without withholding or deduction by reason of, any present or future taxes, levies, duties, imposts, assessments or other charges levied or imposed by any Governmental Authority (other than franchise taxes and taxes on the overall net income of any Lender). If any such taxes, levies, duties, imposts, assessments or other charges are so levied or imposed, the Borrower will (i) make additional payments in such amounts so that every net payment of principal of and interest on the Loans and of all other amounts payable by it under the Loan Documents, after withholding or deduction for or on account of any such present or future taxes, levies, duties, imposts, assessments or other charges (including any tax imposed on or measured by net income of a Lender attributable to payments made to or on behalf of a Lender pursuant to this Section 3.5 and any penalties or interest attributable to such payments), will not be less than the amount provided for herein or therein absent such withholding or deduction (provided that the Borrower shall not have any obligation to pay such additional amounts to any Lender to the extent that such taxes, levies, duties, imposts, assessments or other charges are levied or imposed by reason of the failure of such Lender to comply with the provisions of Section 3.6), (ii) make such withholding or deduction and (iii) remit the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law. Without limiting the generality of the foregoing, the Borrower will, upon written request of any Lender, reimburse each such Lender for the amount of (A) such taxes, levies, duties, imports, assessments or other charges so levied or imposed by any Governmental Authority and paid by such Lender as a result of payments made by the Borrower under or with respect to the Loans other than such taxes, levies, duties, imports, assessments and other charges previously withheld or deducted by the Borrower which have previously resulted in the payment of the required additional amount to such Lender, and (B) such taxes, levies, duties, assessments and other charges so levied or imposed with respect to any Lender reimbursement under the foregoing clause (A), so that the net amount received by such Lender (net of payments made under or with respect to the Loans) after such reimbursement will not be less than the net amount such Lender would have received if such taxes, levies, duties, assessments and other charges on such reimbursement had not been levied or imposed. The Borrower shall furnish promptly to the Administrative Agent for distribution to each affected Lender, as the case may be, upon request of such Lender, official receipts evidencing any such payment, withholding or reduction.

         (b) The Borrower will indemnify the Administrative Agent and each Lender (without duplication) against, and reimburse the Administrative Agent and each Lender for, all present and future taxes, levies, duties, imposts, assessments or other charges (including interest and penalties) levied or collected (whether or not legally or correctly imposed, assessed, levied or collected), excluding, however, any taxes imposed on the overall net income of the Administrative Agent or such Lender or any lending office of the Administrative Agent or such Lender by any jurisdiction in which the Administrative Agent or such Lender or any such lending office is located, on or in respect of this Agreement, any of the Loan Documents or the Obligations or any portion thereof (the "reimbursable taxes"). Any such indemnification shall be on an after-tax basis, taking into account any such reimbursable taxes imposed on the amounts paid as indemnity.

         (c) Without prejudice to the survival of any other term or provision of this Agreement, the obligations of the Borrower under this Section
3.5 shall survive the payment of the Loans and the other Obligations and termination of the Commitments.

         Section 3.6 Withholding Tax Exemption. Each Lender that is not incorporated or otherwise formed under the laws of the U.S. or a state thereof agrees that it will, prior to or on or about the Restatement Effective Date or the date upon which it initially becomes a party to this Agreement and if it is legally able to do so, deliver to the Borrower and the Administrative Agent two duly completed copies of U.S. Internal Revenue Service Form W-8BEN, W-8EIC or W-8 or other equivalent documents, as appropriate, certifying in any case that such Lender is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any U.S. federal income taxes. Each Lender which so delivers a Form W-8BEN, W-8EIC or W-8 or other equivalent documents, as appropriate, further undertakes to deliver to the Borrower and the Administrative Agent, to the extent it may legally do so, two additional copies of such form (or a successor form) on or before the date such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent, in each case certifying that such Lender is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any U.S. federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving such payments without any deduction or withholding of U.S. federal income tax.

         Section 3.7 Reinstatement of Obligations. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, if the payment of any amount of principal of or interest with respect to the Loans or any other amount of the Obligations, or any portion thereof, is rescinded, voided or must otherwise be refunded by the Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise for any reason whatsoever, then each of (a) the Obligations, (b) the Loan Documents (including, without limitation, this Agreement, the Notes and the Security Documents), (c) the indebtedness, liabilities and obligations of the Borrower and any other Loan Parties and (d) all Liens for the benefit of the Agents, the Lenders and the Lender Counterparties created under or evidenced by the Loan Documents, will be automatically reinstated and become automatically effective and in full force and effect, all to the extent that and as though such payment so rescinded, voided or otherwise refunded had never been made.

         Section 3.8 No Force Majeure, Disputes. The Borrower's obligation to pay all amounts due under the Loans and the other Obligations shall not be affected by (a) any set-off, counterclaim, recoupment, deduction, abatement, suspension, diminution, reduction, defense or other right which the Borrower may have against any Agent or any Lender for any reason whatsoever (b) any insolvency, bankruptcy, reorganization or similar proceedings by or against the Borrower or affecting any of its Properties, (c) any action of any Governmental Authority or any damage to or destruction of or any taking of the Borrower's Property or any part thereof, (d) any change, waiver, extension, indulgence or failure to perform or comply with, or other action or omission herein or in the other Loan Documents (except for express written modifications to this Agreement or other Loan Documents as and in the manner permitted under this Agreement



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

or the other Loan Documents), (e) any dissolution of the Borrower or Change of Control, (f) any inability or illegality with respect to the use or ownership of the Borrower's Property, (g) any failure to obtain, or expiration, suspension or other termination of, or interruption to, any required licenses, permits, consents, authorizations, approvals or other legal requirements, (h) the invalidity or unenforceability of any of the Loan Documents or any other infirmity therein or any lack of power or authority of the Administrative Agent or any Lender or the Borrower, or (i) any other event or circumstance whatsoever, whether or not similar to any of the foregoing and whether or not the Borrower shall have notice or knowledge of any of the foregoing, it being the intention of the Administrative Agent and the Lenders and the Borrower that the Obligations of the Borrower shall be absolute and unconditional and shall be separate and independent covenants and agreements and shall continue unaffected unless the requirements to pay or perform the same shall have been terminated pursuant to an express provision thereof or of any of the other Loan Documents.


                    ARTICLE 4 Yield Protection and Illegality

         Section 4.1     Additional Costs.

         (a) The Borrower shall pay directly to each Lender from time to time, promptly upon the request of such Lender, the costs incurred by such Lender which such Lender determines are attributable to its making or maintaining of any Eurodollar Loans or its obligation to make any of such Loans, or any reduction in any amount receivable by such Lender hereunder in respect of any such Loans or obligations (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:

                  (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Notes in respect of any of such Loans (other than taxes imposed on the overall net income of such Lender or its Applicable Lending Office for any of such Loans by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

                  (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (including any of such Loans or any deposits referred to in the definition of "Eurodollar Rate" in
         Section 1.1 hereof, but excluding the Reserve Requirement to the extent it is included in the calculation of the Adjusted Eurodollar Rate); or

                  (iii) imposes any other condition affecting this Agreement or the Notes or any extensions of credit or liabilities or commitments contemplated hereunder or thereunder.

Each Lender will notify the Borrower (with a copy to the Administrative Agent) of any event occurring after the Restatement Effective Date which will entitle such Lender to compensation pursuant to this Section 4.1(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and (if so requested by the Borrower) will designate a different Applicable Lending Office for the Eurodollar Loans of such Lender if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, violate any law, rule or regulation or be in any way disadvantageous to such Lender, provided that such Lender shall have no obligation to so designate an Applicable Lending Office located in the U.S. Each Lender will furnish the Borrower with a certificate setting forth the basis and the amount of each request of such Lender for compensation under this Section 4.1(a). If any Lender requests compensation from the Borrower under this Section 4.1(a), the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or Continue making, or Convert Prime Rate Loans into, Eurodollar Loans until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 4.4 hereof shall be applicable).

         (b) Without limiting the effect of the foregoing provisions of this Section 4.1, in the event that, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender which includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to the Borrower (with a copy to the Administrative Agent), the obligation of such Lender to make or Continue making, or Convert Prime Rate Loans into, Eurodollar Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 4.4 hereof shall be applicable).

         (c) Determinations and allocations by any Lender for purposes of this Section 4.1 of the effect of any Regulatory Change on its costs of maintaining its obligation to make Loans or of making or maintaining Loans or on amounts receivable by it in respect of Loans and of the additional amounts required to compensate such Lender in respect of any Additional Costs, shall be conclusive in the absence of manifest error, provided that such determinations and allocations are made on a reasonable basis. Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to make any payment of Additional Costs to any Lender pursuant to this Section 4.1 with respect to Additional Costs relating to any period of time which is more than 120 days prior to such Lender's request for such Additional Costs, provided that the foregoing provisions of this sentence shall not apply to Additional Costs attributable to any Regulatory Change which takes effect retroactively.

         Section 4.2 Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if with respect to any Eurodollar Loans for any Interest Period therefor:

         (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section
1.1 hereof are not being provided in the relative amounts or for the relative maturities for purposes of determining the rate of interest for such Loans as provided in this Agreement; or

         (b) the Required Lenders determine (which determination shall be conclusive absent manifest error) and notify the Administrative Agent that the relevant rates of interest referred to in the definition of "Eurodollar Rate" or "Adjusted Eurodollar Rate" in Section 1.1 hereof on the basis of which the rate of interest for such Loans for such Interest Period is to be determined do not accurately reflect the cost to the Lenders of making or maintaining such Loans for such Interest Period;

then the Administrative Agent shall give the Borrower prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to make Eurodollar Loans or to Convert Prime Rate Loans into Eurodollar Loans and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or Convert such Loans into Prime Rate Loans in accordance with the terms of this Agreement.

         Section 4.3 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to (a) honor its obligation to make Eurodollar Loans or (b) maintain Eurodollar Loans, then such Lender shall promptly notify the Borrower (with a copy to the Administrative Agent) thereof and such Lender's obligation to make or maintain Eurodollar Loans and to Convert Prime Rate Loans into Eurodollar Loans hereunder shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 4.4 hereof shall be applicable).

         Section 4.4 Treatment of Affected Loans. If the obligation of any Lender to make or Continue, or to Convert Prime Rate Loans into, Eurodollar Loans is suspended pursuant to Sections 4.1 or 4.3 hereof, such Lender's Eurodollar Loans shall be automatically Converted into Prime Rate Loans on the last day(s) of the then current Interest Period(s) for the Eurodollar Loans (or, in the case of a Conversion required by Sections 4.1(b) or 4.3 hereof, on such earlier date as such Lender may specify to the Borrower with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Sections 4.1 or 4.3 hereof which gave rise to such Conversion no longer exist:

         (a) to the extent that such Lender's Eurodollar Loans have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Prime Rate Loans; and

         (b) all Loans which would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made as or Converted into Prime Rate Loans and all Loans of such Lender which would otherwise be Converted into Eurodollar Loans shall be Converted instead into (or shall remain as) Prime Rate Loans.

If such Lender gives notice to the Borrower that the circumstances specified in Sections 4.1 or 4.3 hereof which gave rise to the Conversion of such Lender's Eurodollar Loans pursuant to this Section 4.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans are outstanding, such Lender's Prime Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest



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

Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurodollar Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

         Section 4.5 Compensation. The Borrower shall pay to the Administrative Agent for the account of each Lender, promptly upon the request of such Lender through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense incurred by it as a result of:

         (a) Any payment, prepayment or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the outstanding Loans pursuant to Section 10.2) on a date other than the last day of an Interest Period for such Loan; or

         (b) Any failure by the Borrower for any reason (including, without limitation, the failure of any conditions precedent specified in Article 6 to be satisfied) to borrow, Convert or prepay a Eurodollar Loan on the date for such borrowing, Conversion or prepayment specified in the relevant notice of borrowing, prepayment or Conversion under this Agreement.

         Section 4.6 Capital Adequacy. If, after the Restatement Effective Date, any Lender shall have determined that the adoption or implementation of any applicable law, rule or regulation regarding capital adequacy (including, without limitation, any law, rule or regulation implementing the Basle Accord), or any change therein, or any change in the interpretation or administration thereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by such Lender (or its parent) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any central bank or other Governmental Authority (including, without limitation, any guideline or other requirement implementing the Basle Accord), has or would have the effect of reducing the rate of return on such Lender's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which such Lender (or its parent) could have achieved but for such adoption, implementation, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within ten Business Days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender (or its parent) for such reduction. A certificate of such Lender claiming compensation under this Section 4.6 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error, provided that the determination thereof is made on a reasonable basis. In determining such amount or amounts, such Lender may use any reasonable averaging and attribution methods. Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to make any payment of additional amounts to any Lender pursuant to this Section 4.6 with respect to additional amounts relating to any period of time which is more than 120 days prior to such Lender's request for such additional amounts, provided that the foregoing provisions of this sentence shall not apply to additional amounts attributable to any such change as is described in the first sentence of this Section 4.6 which takes effect retroactively.



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
         Section 4.7 Additional Interest on Eurodollar Loans. Without duplication of Section 2.5 or amounts directly included in the definition of the term "Adjusted Eurodollar Rate", the Borrower shall pay, directly to each Lender from time to time, additional interest on the unpaid principal amount of each Eurodollar Loan held by such Lender, from the date of the making of such Eurodollar Loan until such principal amount is paid in full, at an interest rate per annum determined by such Lender in good faith equal to the positive remainder (if any) of (a) the Adjusted Eurodollar Rate applicable to such Eurodollar Loan minus (b) the Eurodollar Rate applicable to such Eurodollar Loan. Each payment of additional interest pursuant to this Section 4.7 shall be payable by the Borrower on each date upon which interest is payable on such Eurodollar Loan pursuant to Section 2.5(b); provided, however, that the Borrower shall not be obligated to make any such payment of additional interest until the first Business Day after the date when the Borrower has been informed (i) that such Lender is subject to a Reserve Requirement and (ii) of the amount of such Reserve Requirement (after which time the Borrower shall be obligated to make all such payments of additional interest, including, without limitation, such payment of additional interest that otherwise would have been payable by the Borrower on or prior to such time had the Borrower been earlier informed).

         Section 4.8 Replacement of Lenders. If at any time a Lender becomes a
(i) Gross Up Lender (as defined in this Section 4.8) the Borrower shall have the right to replace such Gross Up Lender with another Person; provided that (a) such other Person shall be an Eligible Assignee and such other Person shall execute an Assignment and Acceptance, (b) neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find such other Person,
(c) in the event of a replacement of a Gross Up Lender, in order for the Borrower to be entitled to replace such Lender, such replacement must take place no later than 90 days after the date the Gross Up Lender shall notify the Borrower and the Administrative Agent of its desire to be paid any amounts pursuant to Sections 3.5, 4.1 or 4.6, and (d) if the Borrower replaces one Gross Up Lender, it must replace all Gross Up Lenders or, if less than all, reallocate the affected Loans of all Gross Up Lenders on a pro rata basis to such other Person. Each Lender agrees to its replacement at the option of the Borrower pursuant to this Section 4.8 and in accordance with Section 12.8; provided that the successor Lender shall purchase without recourse such Lender's interest in the Obligations of the Borrower to such Lender for cash in an aggregate amount equal to the aggregate unpaid principal thereof, all unpaid interest accrued thereon, all unpaid commitment fees accrued for the account of such Lender, any breakage costs incurred by the selling Lender because of the prepayment of any Eurodollar Loans, all other fees (if any) applicable thereto and all other amounts (including any amounts under this Article 4) then owing to such Lender hereunder or under any other Loan Document and the Loan Parties shall execute a release addressed to such Lender releasing such Lender from all claims arising in connection with the Loan Documents. Any Lender who requests a payment pursuant to Sections 3.5, 4.1 or 4.6 shall be deemed a "Gross Up Lender".


                               ARTICLE 5 Security

         Section 5.1 Collateral. To secure the full and complete payment and performance of the Obligations, the Borrower will, and will cause NCH, NII, NCO, FreBon, Vision IT and each




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

of the other Restricted Subsidiaries of the Borrower to, grant to the Administrative Agent for the benefit of the Agents, the Lenders and the Lender Counterparties a perfected, first priority Lien on all of its right, title and interest in and to the Collateral, whether now owned or hereafter acquired, pursuant to the Security Documents, including, without limitation, the following:

         (a) all Capital Stock of the Borrower and its Subsidiaries owned by NCH, the Borrower or any Restricted Subsidiary of the Borrower;

         (b) all of the Property (as such Property is more specifically described in the Security Documents) of the Borrower, NCH, and each of the Restricted Subsidiaries of the Borrower, including, without limitation, the following: Investments (including certificates of deposit); accounts; inventory (including, without limitation, work in process); equipment; deposit accounts (including cash collateral accounts), contract rights (including, without limitation, all contracts relating to the construction or operation of the Network, including rights of way, easements, leases and all related contracts); customer deposits in connection with purchase orders; general intangibles; Mortgaged Properties; instruments; chattel paper; Permits; Intellectual Property; and intercompany Debt;

         (c) all cash and non-cash proceeds and products of any of the foregoing;

         (d)      all intercompany Debt of the Borrower and its Subsidiaries;
and

         (e) all real Properties and interests therein (if any) in which the Administrative Agent is required to have been or to be granted a Lien in accordance with Section 5.4 of the Existing Credit Agreement or Section 5.4 hereof.

         Section 5.2 Guaranties. The Borrower shall cause NCH and each of their respective Restricted Subsidiaries (whether owned as of the Restatement Effective Date or thereafter organized or created) to Guarantee the payment and performance of the Obligations pursuant to the Guaranties.

         Section 5.3 New Subsidiaries; Additional Capital Stock.
Contemporaneously with the creation or acquisition of any Subsidiary of the Borrower after the Restatement Effective Date, the Borrower shall:

         (a) grant or cause to be granted to the Administrative Agent, for the benefit of the Agents, the Lenders and the Lender Counterparties, a perfected, first priority security interest in all Capital Stock of such Subsidiary owned by the Borrower or any Subsidiary of the Borrower;

         (b) cause each such Subsidiary to Guarantee the payment and performance of the Obligations by executing and delivering to the Administrative Agent a Guaranty or a joinder therein acceptable to the Administrative Agent; and

         (c) cause each such Subsidiary to execute and deliver to the Administrative Agent a Security Agreement and such other Security Documents, in form and substance acceptable to the Administrative Agent, as the Administrative Agent may request to grant the Administrative


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

Agent, for the benefit of the Agents, the Lenders and the Lender Counterparties, a perfected, first priority Lien on all Property of such Subsidiary.

Contemporaneously with the issuance of any additional Capital Stock of the Borrower or any of the Subsidiaries of NCH or the Borrower after the Restatement Effective Date, the Borrower shall, and shall cause NCH and each of the Restricted Subsidiaries of the Borrower to, grant or cause to be granted to the Administrative Agent, for the benefit of the Agents, the Lenders and the Lender Counterparties, a perfected, first priority security interest in all Capital Stock or other ownership interests in the Borrower or such Subsidiary owned by NCH, the Borrower or any Restricted Subsidiary of NCH or the Borrower. The Borrower covenants that none of the Capital Stock to be pledged in accordance with this Section 5.3 shall be subject to any transfer restriction, shareholders' agreement or other restriction except for such restrictions under applicable securities laws, such restrictions existing as of the Restatement Effective Date which have been disclosed to the Administrative Agent in the Security Documents and such restrictions, if any, as may be reasonably acceptable to the Administrative Agent. In connection with and in addition to the foregoing, the Borrower shall, and shall cause NCH and each of the Restricted Subsidiaries of the Borrower and other appropriate Persons (as applicable) to, execute and/or deliver such further agreements, documents and instruments (including, without limitation, stock certificates, stock powers and financing statements) as the Administrative Agent may reasonably request in order for it to obtain and maintain the perfected, first priority Liens to be granted in accordance with this Section 5.3.

         Section 5.4 New Mortgaged Properties; Landlord Waivers. The Borrower shall, and shall cause each of the other Loan Parties to, contemporaneously with the acquisition of any fee real Property, execute, acknowledge and deliver to the Administrative Agent a Mortgage or an amendment or modification to an existing Mortgage covering all fee real Property acquired by any such Loan Party subsequent to the Restatement Effective Date, together with evidence satisfactory to the Administrative Agent and its counsel that the Mortgage creates a valid, first priority Lien on the fee estate, in favor of the Administrative Agent for the benefit of the Agents, the Lenders and the Lender Counterparties. Following the date of each such acquisition of Property, if reasonably requested by the Administrative Agent, the Borrower shall, and shall cause each of such Loan Parties with an interest in such Property to, provide the Administrative Agent with a current environmental assessment of such Property in form and substance reasonably satisfactory to the Administrative Agent. In addition, with respect to each lease of real Property executed by any Loan Party relating to a real Property location where inventory or equipment of a Loan Party having an aggregate fair market value in excess of $1,000,000 is or will be located, the Borrower will, and will cause each Loan Party to, obtain waivers of landlord's Liens from each lessor and other agreements as reasonably deemed necessary from such lessor and its lenders necessary or appropriate to ensure the Administrative Agent's perfected, first priority Lien on the Collateral or Property affected thereby and the Administrative Agent's access to such Collateral or Property, and, in the case of leases to be entered into in connection with new locations, the Borrower will use reasonable best efforts to include the right of the Administrative Agent, the Lenders or their designee to succeed to the rights of the Loan Party that is the lessee under the lease, in each case in form and substance reasonably satisfactory to the Administrative Agent.




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

         Section 5.5 Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, without notice to the Borrower (any such notice being hereby expressly waived by the Borrower), to set off and apply any and all deposits (general or special, time or demand, provisional or final excluding any trust accounts) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement, such Lender's Note or any other Loan Document, irrespective of whether or not the Administrative Agent or such Lender shall have made any demand under this Agreement, such Lender's Note or any such other Loan Document and although such Obligations may be unmatured. Each Lender agrees promptly to notify the Borrower (with a copy to the Administrative Agent) after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Lender may have.


                         ARTICLE 6 Conditions Precedent

         Section 6.1 Restatement Effective Date. The occurrence of the Restatement Effective Date pursuant to Section 12.24, and the obligation of each Lender to make its initial Credit Extension under this Agreement (other than the loans made pursuant to the Existing Credit Agreement which are deemed outstanding hereunder as provided in Section 2.1(c)) and the obligation of the Issuing Bank to issue Letters of Credit, in each case on the Restatement Effective Date, are, in addition to the conditions precedent specified in Sections 6.2 and 6.3, subject to the receipt by the Administrative Agent, on or before the Restatement Effective Date, of all of the following in form and substance satisfactory to the Administrative Agent and, in the case of actions to be taken, the taking of the following required actions and evidence that such actions have been taken to the satisfaction of the Administrative Agent:

         (a)      Agreement. This Agreement duly executed;

         (b) Notes. The Notes, to the extent requested by a Lender pursuant to Section 2.3(a), duly completed and executed by the Borrower (one payable to the order of each requesting Lender with respect to its Commitment);

         (c) Collateral Documents. The following duly executed Loan Documents delivered by the Loan Parties:

                  (i)      the Master Subsidiary Guaranty;

                  (ii)     the NCH Guaranty;

                  (iii)    the Borrower Security Agreement;

                  (iv)     the Master Subsidiary Security Agreement;




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

                  (v)      the NCH Security Agreement;

                  (vi)     the Contribution Agreement;

                  (vii)    the Supplemental Agreement; and

                  (viii) secretary's certificates for each of the Loan Parties, including a certificate of incumbency with respect to each Authorized Signatory of each Loan Party, together with the following items: (A) a true, complete and correct copy of the Articles of Incorporation or Articles of Formation, as applicable, and By-laws of the Loan Party as in effect on the Restatement Effective Date, (B) certificates of good standing for the Loan Party issued by the Secretary of State or similar state official for the state of incorporation, principal place of business and location of books and records of the Loan Party, (C) a true, complete and correct copy of the corporate resolutions of the Loan Party authorizing such Loan Party to execute, deliver and perform this Agreement and the other Loan Documents, and (D) a true, complete and correct copy of any shareholders' agreements or voting trust agreements, if any, in effect with respect to the stock of the Loan Party (except for NCI).

         (d) Insurance Certificates and Policies. Certificates evidencing all insurance policies required by this Agreement and the other Loan Documents and, if requested by the Administrative Agent, copies of all such insurance policies;

         (e) New Master Purchase Agreement. The New Master Purchase Agreement shall have been executed and delivered by all parties thereto, and the Administrative Agent shall have received a photocopy of the New Master Purchase Agreement as so executed and delivered, certified by a Responsible Officer of the Borrower as being a true and correct copy of such document as of the Restatement Effective Date;

         (f) Capital Contribution. Evidence, satisfactory to the Administrative Agent, that on or prior to the Restatement Effective Date that
(i) NCI shall have received a minimum of $65,000,000 in cash equity proceeds on substantially the terms and conditions set forth in that certain term sheet dated February 16, 2001 from Boston Ventures Management, Inc. to NCI and subject to documentation reasonably satisfactory to the Administrative Agent and (ii) that NCI shall have contributed such cash equity proceeds to the Borrower, such that the total aggregate cash equity contributions made by NCI to Borrower is not less than $325,000,000;

         (g) Payment of Fees and Expenses. The Borrower shall have paid all fees due on or before the Restatement Effective Date as specified in this Agreement or in the Administrative Agent's Letter and all fees, costs and expenses of or incurred by the Administrative Agent and its counsel to the extent billed on or before the Restatement Effective Date and payable pursuant to this Agreement;




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         (h)      Compliance with Laws. As of the Restatement Effective Date, the Borrower and the other Loan Parties shall have complied in all material respects with all Governmental Requirements necessary to consummate the transactions contemplated by this Agreement and the other Loan Documents;

         (i) No Prohibitions. No Governmental Requirement shall prohibit the consummation of the transactions contemplated by this Agreement or any other Loan Document, and no order, judgment or decree of any Governmental Authority or arbitrator shall, and no litigation or other proceeding shall be pending or to the Borrower's knowledge, threatened which would, enjoin, prohibit, restrain or otherwise adversely affect in any material manner the consummation of the transactions contemplated by this Agreement and the other Loan Documents or otherwise have a Material Adverse Effect;

         (j) Financial Statements. (i) Copies of each of the financial statements referred to in Section 7.2 and (ii) copies of Projections;

         (k) Opinions of Counsel. A favorable legal opinion of Piper Marbury Rudnick & Wolfe LLP, counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent, with respect to the Loan Parties and with respect to the Loan Documents and a favorable legal opinion of regulatory counsel to the Borrower and its Subsidiaries in form and substance satisfactory to the Administrative Agent;

         (l) Legal Matters and Loan Documents. All matters of a legal nature relating to the Borrower and the Loan Documents shall be reasonably satisfactory to the Administrative Agent and its counsel, and the Administrative Agent shall have received all such other agreements, documents and instruments, each in form and substance and executed and delivered by all parties, as the Administrative Agent may have reasonably requested to receive;

         (m) Business Plan. A copy of the Business Plan in form and substance satisfactory to the Administrative Agent which shall include a set of the Projections (including balance sheets, income statements and cash flow statements), such Projections giving effect to the Debt to be incurred under the Incremental Facility Commitments;

         (n) Consents. To the extent not referred to in clause (i) preceding, copies of all material consents necessary for the execution, delivery and performance by the Loan Parties of the Loan Documents to which it is a party, including, without limitation, any consents or waivers in connection with the Master Purchase Agreement as the Administrative Agent may require and the grant of a security interest in each Material Contract of each Loan Party (other than agreements relating to other Debt of the Loan Parties), which consents shall be certified by a Responsible Officer of the Borrower as true and correct copies of such consents as of the Restatement Effective Date;

         (o) Permits. Copies of all material Permits affecting the Borrower or any of its Subsidiaries in connection with its businesses or any of the Properties owned or leased by it and in connection with its businesses to be conducted and Properties to be owned or leased as contemplated by the Business Plan and evidence satisfactory to the Administrative Agent that the

Borrower and its Subsidiaries are able to conduct their businesses conducted and to be conducted as contemplated by the Business Plan with the use of such Permits in full force and effect; and the Administrative Agent shall be satisfied that (i) the Borrower has the exclusive, unrestricted right to use each of such Permits pursuant to license agreements or other agreements, documents or instruments in form and substance reasonably satisfactory to the Administrative Agent and (ii) the Borrower has complied with all initial and on-going conditions of the issuance and use of all such Permits;

         (p) Regulatory Approvals. Evidence satisfactory to the Administrative Agent that, except as provided in Section 8.16 hereof, all filings, consents or approvals with or of Governmental Authorities necessary to consummate the transactions contemplated by the Loan Documents have been made and obtained, as applicable;

         (q) No Material Adverse Change. As of the Restatement Effective Date, (i) no material adverse change shall have occurred with respect to the financial condition, results of operations, businesses, operations, capitalization, indebtedness, liabilities, obligations, profitability or prospects or Properties or of the general affairs or management of the Borrower and its Restricted Subsidiaries, taken as a whole, or of the Borrower, in each case since December 31, 1999, and (ii) the Administrative Agent shall be satisfied that the financial performance of the Borrower and its Restricted Subsidiaries and of the Borrower to the Restatement Effective Date is not materially different from the financial projections for such Person(s) through the Restatement Effective Date that were previously submitted to the Administrative Agent;

         (r) Solvency Certificate. A certificate as to the solvency of each of NCH, NII, NCO, the Borrower and its other Restricted Subsidiaries, together with contribution agreements between and among NCH, NII, NCO, the Borrower and its other Restricted Subsidiaries; and

         (s) Closing Date Certificate. A certificate evidencing pro forma compliance with the covenants in Section 9.16 after giving effect to the Credit Extensions made on the Restatement Effective Date and certifying that as of the Restatement Effective Date, after giving effect to the Credit Extensions made on such date, and the application of the proceeds therefrom, no Default or Event of Default would exist or result therefrom.

The Borrower shall deliver, or cause to be delivered, to the Administrative Agent sufficient counterparts of each agreement, document or instrument to be received by the Administrative Agent under this Section 6.1 to permit the Administrative Agent to distribute a copy of the same to each of the Lenders. After the request of the Borrower, the Administrative Agent shall inform the Borrower in writing as to the status of satisfaction of the conditions precedent set forth in this Section 6.1.

         Section 6.2 All Extensions of Credit. The obligation of each Lender to make any Credit Extensions and the occurrence of the Restatement Effective Date under this Agreement is subject to the satisfaction of each of the conditions precedent set forth in Section 6.1 and each of the following additional conditions precedent:

         (a) No Default or Material Adverse Effect. No Default or Material Adverse Effect shall have occurred and be continuing, or would result from such Credit Extension and no event, development or circumstance shall have occurred which could reasonably be expected to have a Material Adverse Effect;

         (b) Representations and Warranties. All of the representations and warranties of the Borrower contained in this Agreement and in the other Loan Documents shall be true and correct on and as of the date of such Credit Extension, both before and after giving effect to such Credit Extension and the application of the proceeds therefrom, with the same force and effect as if such representations and warranties had been made on and as of such date unless they relate solely to an earlier date;

         (c) Use of Proceeds. The Borrower shall have certified to the Administrative Agent that all proceeds of the Loans then being made by the Lenders are, concurrently with the making of such Loans, being used by the Borrower for the purposes specified in Section 2.11;

         (d) Credit Extensions. After making the Credit Extensions requested on the date of such Credit Extension, (i) with respect to any Revolving Loans or Letters of Credit, the Total Utilization of Revolving Credit Commitments shall not exceed the Revolving Credit Commitments then in effect,
(ii) with respect to any Term Loans, the aggregate principal amount of Term Loans made through such date shall not exceed the Term Loan Commitments then in effect, (iii) with respect to any Incremental Facility Loans, the aggregate principal amount of Incremental Facility Loans made through such date shall not exceed the Incremental Facility Commitments then in effect and (iv) unless all Required Additional Approvals have been obtained and are in full force and effect in the Affected States, the aggregate principal outstanding amount of all Credit Extensions shall not exceed $300,000,000;

         (e) Letters of Credit. On or before the date of issuance of any Letter of Credit, the Administrative Agent shall have received all other information required by the applicable Issuance Notice, and such other documents or information as the Issuing Bank may reasonably require in connection with the issuance of such Letter of Credit; and

         (f) Additional Documentation. The Administrative Agent shall have received such additional approvals, agreements, documents and instruments as the Administrative Agent may reasonably request.

Each notice of borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower that the conditions precedent set forth in this Section 6.2 have been satisfied (both as of the date of such notice and, unless the Borrower otherwise notifies the Administrative Agent prior to the date of such borrowing, as of the date of such borrowing).

         Section 6.3 Certificates. The Borrower shall, concurrently with the Restatement Effective Date (with respect to the conditions precedent set forth in Sections 6.1 and 6.2), and concurrently with the date of the making of each Credit Extension, execute and deliver to the Administrative Agent a certificate in form and substance satisfactory to the Administrative Agent certifying as to the satisfaction of each of the conditions precedent set forth in this Article 6


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

which are required to be satisfied on or before such date (without regard to whether such matters are, in fact, satisfactory to the Administrative Agent to the extent that such satisfaction is required hereunder).


                    ARTICLE 7 Representations and Warranties

         The Borrower represents and warrants to the Agents and the Lenders that the following statements are and, after giving effect to the funding of the initial Credit Extensions on the Restatement Effective Date, will be true, correct and complete:

         Section 7.1 Existence. Each of the Loan Parties (a) is a corporation (or other entity) duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation (or organization), (b) has all requisite power and authority to own its Properties and carry on its business as now conducted, and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a Material Adverse Effect. Each of the Loan Parties has the power and authority and legal right to execute, deliver and perform its obligations under the Loan Documents to which it is or may become a party.

         Section 7.2 Financial Statements.

         (a) The Borrower has delivered to the Administrative Agent and the Lenders audited financial statements of NCI and its Consolidated Subsidiaries as of and for the fiscal year ended December 31, 1999 and financial statements of NCI and its Consolidated Subsidiaries as of and for the fiscal quarter ended September 30, 2000. All financial statements required to be delivered to the Administrative Agent in accordance with this Agreement (including, without limitation, those referred to in the immediately preceding sentence) are or will be when delivered (as applicable) true and correct, have been or will be (as applicable) prepared in accordance with GAAP and fairly and accurately present or will fairly and accurately present (as applicable), on a consolidated and consolidating (where applicable) basis, the financial condition of NCI and the Borrower and their respective Consolidated Subsidiaries (as applicable) of the respective dates indicated therein and the results of operations for the respective periods indicated therein. There has not been, as of the Restatement Effective Date, any material adverse change in the financial condition, results of operations, businesses, operations or Properties of the Borrower and its Restricted Subsidiaries, taken as a whole, or of the Borrower on an individual basis, since December 31, 1999.

         (b) The Business Plan and the Projections represent, as of the Restatement Effective Date, the good faith estimate of the Borrower and its senior management concerning the probable financial condition and performance of the Borrower and its Consolidated Subsidiaries for the time period covered thereunder based upon the assumptions believed to be reasonable at the time made.

         Section 7.3 Corporate Action; No Breach. The execution, delivery and performance by each of the Loan Parties of the Loan Documents to which it is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite corporate action and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles or certificates of incorporation or bylaws or other constitutional documents of such Loan Party, (ii) any Governmental Requirement (including, without limitation, the Communications Act, any rule or regulation of the FCC or any rule or regulation of any federal or state public utility commission or other Governmental Authority) or any order, writ, injunction or decree of any Governmental Authority or arbitrator, or (iii) any material agreement, document or instrument to which any Loan Party is a party or by which any Loan Party or any of its Property is bound or subject, or (b) constitute a default under any such material agreement, document or instrument, or result in the creation or imposition of any Lien (except a Lien in favor of the Administrative Agent for and on behalf of the Agents, the Lenders and the Lender Counterparties under the Security Documents as provided in Article 5) upon any of the revenues or Property of any Loan Party.

         Section 7.4 Operation of Business. Each of the Loan Parties (a) possesses all material Permits (including, without limitation, rights-of-way), franchises, and authorizations necessary or appropriate to conduct its businesses substantially as now conducted and as to be conducted as contemplated by the Business Plan, and (b) has complied with all initial and on-going conditions to the issuance and use of all such Permits, franchises, licenses and authorizations, except where failure to comply could not reasonably be expected to have a Material Adverse Effect. None of such Persons is in violation of any such material Permits, franchises, licenses or authorizations which could be expected to result in any termination or cessation thereof. All of such material Permits, franchises, licenses and authorizations required by any Governmental Requirement (including, without limitation, the Communications Act, any rule or regulation of the FCC or any state public utility commission) or issued by any Governmental Authority as of the Restatement Effective Date are summarized by category or type, as relevant to the operation of the Borrower, on Schedule 7.4. As of the Restatement Effective Date, there is not pending before the FCC or any other Governmental Authority any action to cancel, revoke or terminate any License of any Loan Party relating to any Telecommunications Assets or Telecommunications Business. The Borrower and its Subsidiaries are entitled to elect to obtain interconnection rights without negotiation or arbitration with any ILEC by opting to accept the terms of any interconnection agreement which has been approved and is on file with the telecommunications regulatory commission in the jurisdiction in which such Loan Party desires to obtain interconnection rights.

         Section 7.5 Intellectual Property. The Intellectual Property owned or used by each Loan Party in the operation of its business is set forth on
Schedule 7.5. Each of the Loan Parties owns or possesses (or will be licensed or have the full right to use) all Intellectual Property which is necessary or appropriate for the operation of its businesses as presently conducted and as proposed to be conducted, without any known conflict with the rights of others. The consummation of the transactions contemplated by this Agreement and the other Loan Documents will not materially alter or impair, individually or in the aggregate, any of such rights of such Persons. No product or service of any of the Loan Parties infringes upon any Intellectual Property of any other Person, and no claim or litigation is pending or, to the knowledge of the Borrower, threatened against any such Person contesting its right to sell or otherwise use any product or material or service which could reasonably be expected to have a Material Adverse



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Effect. There is no violation by any Loan Party of any right of such Person with respect to any material Intellectual Property owned or used by such Person.

         Section 7.6 Litigation and Judgments. Each material action, suit, investigation or proceeding before or by any Governmental Authority or arbitrator pending or, to the knowledge of the Borrower, threatened against or affecting any Loan Party, or that relates to any of the Loan Documents as of the Restatement Effective Date, is disclosed on Schedule 7.6. None of such actions, suits, investigations or proceedings could, if adversely determined, reasonably be expected to have a Material Adverse Effect. Except as may be disclosed on
Schedule 7.6, as of the Restatement Effective Date, there are no outstanding judgments against any Loan Party. No Loan Party has received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed to any liability or disadvantage that could reasonably be expected to have a Material Adverse Effect.

         Section 7.7 Rights in Properties; Liens. Except as disclosed on
Schedule 7.7, none of the Loan Parties owns any right, title or interest in any real Property. Each of the Loan Parties has good and marketable title to or, with respect to leasehold interests, valid leasehold interests in all of its material Properties and assets, real and personal, including the material Properties, assets and leasehold interests reflected in the financial statements described in Section 7.2(a), except where failure to have good and marketable title or valid leasehold interests could not reasonably be expected to have a Material Adverse Effect, and none of the Properties or leasehold interests of any Loan Party is subject to any Lien, except Permitted Liens. No Loan Party has granted or voluntarily allowed or permitted to exist any Lien to or in favor of any Person (other than the Administrative Agent for and on behalf of the Agents, the Lenders and the Lender Counterparties as security for the Obligations) which attaches or relates to any of the Collateral and the Liens on the Collateral in favor of the Administrative Agent are perfected, first priority Liens subject only to Permitted Liens which are expressly permitted to be equal or prior to the Liens of the Administrative Agent in the definition of the term "Permitted Liens".

         Section 7.8 Enforceability. The Loan Documents have been duly and validly executed and delivered by each of the Loan Parties that is a party thereto, and such Loan Documents constitute the legal, valid and binding obligations of such Persons, enforceable against each such Person in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

         Section 7.9 Approvals. No authorization, approval or consent of, and no filing or registration with or notice to, any Governmental Authority or third party is or will be necessary for the execution, delivery or performance by any Loan Party of any of the Loan Documents or any of the Material Contracts to which it is or will be a party or for the validity or enforceability thereof, except for such consents, approvals and filings as have been validly obtained or made and are in full force and effect. The consummation of the transactions contemplated by the Loan Documents and the Material Contracts does not require the consent or approval of any other Person, except such consents and approvals
(a) as have been validly obtained and are in full force and effect or (b) as to which the failure to obtain is not, individually or in the aggregate, material. No Loan Party has failed to obtain any material consent, approval, license, Permit, franchise or other authorization of any Governmental Authority (including the FCC) necessary for the ownership or use of any of its Properties, conduct of its business and performance of the Business Plan. All filings and registrations with, and notices to, the appropriate Governmental Authorities in the Affected States necessary to obtain the Required Additional Approvals have been made on or prior to the Restatement Effective Date.

         Section 7.10 Debt. As of the Restatement Effective Date, NCI and its Subsidiaries do not have any Debt other than (a) the Obligations, and (b) the Debt disclosed on Schedule 7.10 hereto.

         Section 7.11 Taxes. Each of the Loan Parties has filed (a) all tax returns (federal, state and local) and reports required to be filed including all income, franchise, employment, Property and sales tax returns, and (b) all other material tax returns and reports required to be filed except where failure to file could not reasonably be expected to have a Material Adverse Effect, and has paid all federal and other material taxes (shown on such returns or reports to be due and payable), assessments, fees and other governmental charges levied or imposed upon it or its Properties, income or assets otherwise due and payable before they become delinquent, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP and no notice of Lien has been filed or recorded or, as to such Subsidiaries only, except where failure to pay could not reasonably be expected to have a Material Adverse Effect. There is no proposed tax assessment against any Loan Party which could, if the assessment were made, reasonably be expected to have a Material Adverse Effect.

         Section 7.12 Margin Securities. None of the Loan Parties is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

         Section 7.13 ERISA. None of the Loan Parties or any ERISA Affiliate maintains or contributes to, or has any obligation under, any Pension Plan other than the Pension Plans identified on Schedule 7.13. Each Plan of the Loan Parties is in compliance in all material respects with all applicable provisions of ERISA and the Code. Neither a Reportable Event nor a Prohibited Transaction has occurred within the last 60 months with respect to any Plan that could reasonably be expected have a Material Adverse Effect. No notice of intent to terminate a Pension Plan has been filed, nor has any Pension Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Pension Plan, nor has the PBGC instituted any such proceedings. None of the Borrower, its Subsidiaries nor any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. Each of the Borrower, its Subsidiaries and NCH and each ERISA Affiliate have met their minimum funding requirements under ERISA and the Code or with respect to all of their Pension Plans subject to such requirements, and, as of the Restatement Effective Date except as specified on
Schedule 7.13, the present value of all vested benefits under each funded Plan (exclusive of any Multiemployer Plan) does not and will not exceed the



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

fair market value of all such Plan assets allocable to such benefits, as determined on the most recent valuation date of such Plan and in accordance with ERISA. Neither the Borrower nor any of its Subsidiaries nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA. No litigation is pending or, to the Borrower's knowledge, threatened concerning or involving any Plan that could reasonably be expected to have a Material Adverse Effect. There are no unfunded or unreserved liabilities (on either a going-concern basis or a wind-up basis) relating to any Plan that could, individually or in the aggregate, have a Material Adverse Effect if the Borrower were required to fund or reserve such liability in full. As of the Restatement Effective Date, no funding waivers have been or will have been requested or granted under Section 412 of the Code with respect to any Plan. No unfunded or unreserved liability for benefits under any Plan or Plans (exclusive of any Multiemployer Plans) exceeds $1,000,000, with respect to any such Plan, or $2,000,000 with respect to all such Plans, in the aggregate as of the Restatement Effective Date, on either a going-concern basis or a wind-up basis.

         Section 7.14 Disclosure. No written statement, information, report, representation or warranty made by any Loan Party in any Loan Document or furnished to any Agent or any Lender by or on behalf of any Loan Party in connection with the Loan Documents or any transaction contemplated hereby or thereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances in which made, taken as a whole, not misleading. There is no fact known to the Borrower which has had a Material Adverse Effect, and there is no fact known to the Borrower which could be reasonably likely in the future have a Material Adverse Effect except as may have been disclosed in writing to the Administrative Agent.

         Section 7.15 Subsidiaries. Schedule 7.15 attached hereto contains, as of the Restatement Effective Date, complete and accurate information regarding
(a) the identities of each of the Subsidiaries of NCI, NCH and the Borrower, (b) the number of issued and outstanding shares (or other units) of each class of Capital Stock issued by each of such Subsidiaries and the identities of, and number and percentage of each of such shares (or other units) held by, the owner(s) (both of record and beneficially) of such Capital Stock, and (c) the jurisdiction of incorporation or other organization of each such Subsidiary.

         Section 7.16 Compliance with Laws. None of the Borrower, its Subsidiaries or NCH is in violation of any Governmental Requirement, except for instances of non-compliance that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 7.17 Investment Company Act. None of the Borrower, its Subsidiaries or NCH is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Section 7.18 Public Utility Holding Company Act. None of the Borrower, its Subsidiaries or NCH is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.



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

         Section 7.19 Environmental Matters.

         (a) Except for instances of noncompliance with or exceptions to any of the following representations and warranties that could not have, individually or in the aggregate, a Material Adverse Effect:

                  (i) The Borrower, each of its Subsidiaries and NCH and all of their respective Properties and operations are in full compliance with all Environmental Laws. The Borrower is not aware of, and neither the Borrower nor any of its Subsidiaries has received written notice of, any past, present or future conditions, events, activities, practices or incidents which may interfere with or prevent the compliance or continued compliance by the Borrower and its Subsidiaries with all Environmental Laws;

                  (ii) The Borrower, each of its Subsidiaries and NCH has obtained all Permits that are required under applicable Environmental Laws, and all such Permits are in good standing and all such Persons are in compliance with all of the terms and conditions thereof;

                  (iii) No Hazardous Materials exist on, about or within or have been (to the knowledge of the Borrower) or are being used, generated, stored, transported, disposed of on or Released from any of the Properties of the Borrower, any of its Subsidiaries or NCH except in compliance with applicable Environmental Laws. The use which the Borrower, its Subsidiaries or NCH makes and intends to make its respective Properties will not result in the use, generation, storage, transportation, accumulation, disposal or Release of any Hazardous Material on, in or from any of their currently owned Properties except in compliance with applicable Environmental Laws; and

                  (iv) There are no conditions or circumstances associated with the currently owned or leased Properties or operations of the Borrower, any of its Subsidiaries or NCH that could reasonably be expected to give rise to any Environmental Liabilities or claims resulting in any Environmental Liabilities.

                  (v) None of the Loan Parties nor any of their respective currently or previously owned or leased Properties or operations are subject to any outstanding or, to the knowledge of the Borrower, threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or administrative proceeding with respect to (A) any failure to comply with Environmental Laws, (B) any Remedial Action, or (C) any Environmental Liabilities;

                  (vi) None of the Loan Parties is subject to, or has received written notice of any claim from any Person alleging that it is or will be subject to, any Environmental Liabilities;

                  (vii) None of the Properties of any of the Loan Parties is a treatment facility (except for the recycling of Hazardous Materials generated on-site and the treatment of liquid wastes subject to the Clean Water Act or other applicable Environmental Law for temporary storage of Hazardous Materials generated on-site prior to their disposal off-site) or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., regulations thereunder or any comparable provision of state law. The Loan Parties are in compliance with all applicable financial responsibility requirements of all Environmental Laws; and

                  (viii) None of the Loan Parties has failed to file any notice required under applicable Environmental Law reporting a Release.

         (b) No Lien arising under any Environmental Law that could have, individually or in the aggregate, a Material Adverse Effect has attached to any Property or revenues of any of the Loan Parties.

         Section 7.20 Labor Disputes and Acts of God. Neither the business nor the Properties of any of the Loan Parties are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that is having or could reasonably be expected to have a Material Adverse Effect.

         Section 7.21 Material Contracts. Attached hereto as Schedule 7.21 is a complete list, as of the Restatement Effective Date, of all Material Contracts of the Loan Parties, other than the Loan Documents. All of the Material Contracts are in full force and effect and neither the Borrower nor any of its Restricted Subsidiaries is in default under any Material Contract and, to the knowledge of the Borrower after due inquiry, no other Person that is a party thereto is in default under any of the Material Contracts. None of the Material Contracts prohibits the transactions contemplated under the Loan Documents. Except as may be provided on Schedule 7.21, (a) each of such Material Contracts has been transferred or assigned to, or is currently in the name of, a Loan Party and (b) each of such Material Contracts (other than agreements relating to other Debt of the Loan Parties) is assignable to the Administrative Agent as collateral and is assignable by the Administrative Agent to a transferee if an Event of Default were to occur. The Borrower has delivered to the Administrative Agent a complete and current copy of each Material Contract (other than purchase orders entered into in the ordinary course of business) existing on the Restatement Effective Date.

         Section 7.22 Bank Accounts. As of the Restatement Effective Date,
Schedule 7.22 sets forth the account numbers and location of all bank accounts (including lock box and special deposit accounts) of the Borrower and its Restricted Subsidiaries.

         Section 7.23 Outstanding Securities. As of the Restatement Effective Date, all outstanding securities (as defined in the Securities Act of 1933, as amended, or any successor thereto, and the rules and regulations of the Securities and Exchange Commission thereunder) of the Loan Parties have been offered, issued, sold and delivered in compliance with all applicable Governmental Requirements.

         Section 7.24 Solvency. Each of the Loan Parties, as a separate entity, is Solvent, both before and after giving effect to the Loans.

         Section 7.25 Employee Matters. Except as set forth on Schedule 7.25, as of the Restatement Effective Date (a) none of the Loan Parties nor any of their employees is subject to any collective bargaining agreement, and (b) no petition for certification or union election is pending with respect to the employees of the Loan Parties, and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of any such Person. There are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of the Borrower after due inquiry, threatened against, any of the Loan Parties or its respective employees which could have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 7.25, as of the Restatement Effective Date, none of the Loan Parties is subject to an employment contract.

         Section 7.26 Insurance. Schedule 7.26 sets forth a complete and accurate description of all policies of insurance that will be in effect as of the Restatement Effective Date for the Loan Parties and their Properties. To the extent such policies have not been replaced, no notice of cancellation has been received for such policies and the Borrower and the owner and holder of each such policy are in compliance with all of the terms and conditions of such policies.

         Section 7.27 Common Enterprise. NCH and its Subsidiaries (including, without limitation, the Borrower) are members of an affiliated group with each other such Person and are collectively engaged in a common enterprise with one another. Each of the Loan Parties expects to derive substantial benefit (and may reasonably be expected to derive substantial benefit), directly and indirectly, from the Loans contemplated by this Agreement, both in its separate capacity and as a member of an affiliated and integrated group.

         Section 7.28 No Material Adverse Change. Since December 31, 1999, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect.


                         ARTICLE 8 Affirmative Covenants

         The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder, it will perform and observe, or cause to be performed and observed, the following covenants:

         Section 8.1 Reporting Requirements. The Borrower will furnish to the Administrative Agent and each Lender:

         (a) Annual Financial Statements. As soon as available, and in any event within 90 days after the end of each fiscal year of the Borrower, beginning with the fiscal year ending December 31, 2000, (i) a copy of the form 10-K (including all financial statements contained therein) filed by NCI as of the end of and for such fiscal year then ended, together with audited consolidating schedules for each of NCI and its Subsidiaries with respect to the financial statements contained therein, (ii) if NCH has any Subordinated Indebtedness outstanding, a copy of the unaudited consolidated balance sheet of NCH and its Restricted Subsidiaries (including, without limitation, the Borrower) as at the end of such fiscal year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, and (iii) a copy of the unaudited consolidated balance sheet of the Borrower and its Restricted Subsidiaries as at the end of such fiscal year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, in each case (other than with respect to the consolidating schedules) setting forth in comparative form the figures for the previous fiscal year, and in the case of audited financial statements, accompanied by the opinion of independent certified public accountants of recognized standing reasonably acceptable to the Administrative Agent, which opinion shall state that such consolidated financial statements present fairly the financial position and results of operations for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and which opinion shall not be qualified or limited because of a restricted or limited examination by such accountant of any material portion of such Person's records;

         (b) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the end of each of the quarters of each fiscal year of the Borrower, beginning with the fiscal quarter ending March 31, 2001,
(i) a copy of the form 10-Q (including all financial statements contained therein) filed by NCI as of the end of and for such fiscal quarter then ended, together with unaudited consolidating schedules for each of NCI and its Subsidiaries with respect to each of the financial statements contained therein,
(ii) if NCH has any Subordinated Indebtedness outstanding, a copy of the unaudited consolidated balance sheet of NCH and its Restricted Subsidiaries as at the end of such quarter and the related consolidated statements of income or operations, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and (iii) a copy of the unaudited consolidated balance sheet of the Borrower and its Restricted Subsidiaries as at the end of such quarter and the related consolidated statements of income or operations, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, in each case (other than with respect to the consolidating schedules) setting forth in comparative form the quarterly operating results for the corresponding period of the preceding fiscal year, and certified by an appropriate Responsible Officer of the Borrower as fairly presenting, in accordance with GAAP, the financial position and the results of operations of such Person and its Consolidated Subsidiaries (except for year-end adjustments and financial statement footnotes required by GAAP);

         (c) Compliance Certificate. Concurrently with the delivery of each of the financial statements referred to in Sections 8.1(a) and 8.1(b), a Compliance Certificate of a Responsible Officer of the Borrower substantially in the form of Exhibit D hereto, appropriately completed, setting forth reasonably detailed calculations demonstrating compliance with Section 9.16 and stating that, to the best of such officer's knowledge, no Default has occurred and is continuing or, if a Default has occurred and is continuing, stating the nature thereof and the action that has been taken and is proposed to be taken with respect thereto;

         (d) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits and proceedings before any Governmental Authority or arbitrator affecting any Loan Party which, if determined adversely to the Borrower or any such Subsidiary, could reasonably be expected to have a Material Adverse Effect;

         (e) Notice of Default, etc. As soon as possible and in any event immediately upon (i) the Borrower's knowledge of the occurrence of any Default, a written notice setting forth the details of such Default and the action that the Borrower has taken and, if and to the extent known, proposes to take with respect thereto and (ii) the failure of any Loan Party to make any required payment of principal, premium (if any), interest or other payment of or with respect to any Subordinated Debt, a written notice setting forth the details thereof and the action that such Loan Party has taken or proposes to take with respect thereto;

         (f) ERISA Plan Reports. Promptly after the filing or receipt thereof, copies of all reports, including annual reports, and notices which the Borrower or any of its ERISA Affiliates files with or receives from the PBGC or the U.S. Department of Labor under ERISA with respect to a Pension Plan or for which the Borrower has any potential liability; and as soon as possible and in any event within five days after the Borrower knows or has reason to know that any Pension Plan is insolvent, or that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or Multiemployer Plan, or that the PBGC, or the Borrower or any ERISA Affiliate has instituted or will institute proceedings under ERISA to terminate or withdraw from or reorganize any Pension Plan, a certificate of a Responsible Officer of the Borrower setting forth the details as to such insolvency, withdrawal, Reportable Event, Prohibited Transaction or termination and the action that the Borrower has taken and proposes to take with respect thereto;

         (g) Proxy Statements, Etc. As soon as available, one copy of each (if any) financial statement, report, notice or proxy statement sent by NCI to its stockholders or other security holders generally and one copy of each (if any) regular, periodic or special report (including, without limitation, reports on forms 10-K, 10-Q and 8-K), registration statement or prospectus filed by NCI with any securities exchange or the Securities and Exchange Commission or any successor agency;

         (h) Insurance. Within 60 days prior to the end of each fiscal year of the Borrower, a report in form and substance reasonably satisfactory to the Administrative Agent summarizing all material insurance coverage maintained by the Loan Parties as of the date of such report and all material insurance coverage planned to be maintained by such Persons in the subsequent fiscal year;

         (i) Plan Information. From time to time, as reasonably requested by the Administrative Agent or any Lender, such books, records and other documents relating to any Pension Plan as the Administrative Agent or any Lender shall specify; prior to any termination, partial termination or merger of a Pension Plan covering employees of the Borrower or any ERISA Affiliate, or a transfer of assets of a Pension Plan covering employees of the Borrower or any ERISA Affiliate, written notification thereof; promptly upon NCI's or the Borrower's receipt thereof, a copy of any determination letter or advisory opinion regarding any Pension Plan received from any Governmental Authority and any amendment or modification thereto as may be necessary as a condition to obtaining a favorable determination letter or advisory opinion; and promptly upon the occurrence thereof, written notification of any action requested by any

Governmental Authority to be taken as a condition to any such determination letter or advisory opinion;

         (j) Business Plan, etc. Not later than the earlier to occur of (i) three days after approval of such update by the Board of Directors of the Borrower or (ii) January 31st of each year, an update of the Business Plan in reasonable detail generally consistent with the form and substance of the Business Plan provided to the Administrative Agent on or before the Restatement Effective Date, which update shall reflect the corresponding information for the prior year, and, promptly upon the Borrower's preparation thereof, any proposed amendment, modification or supplement to the Business Plan;

         (k) Management Letters. Promptly upon each receipt thereof by any Loan Party, a copy of any management letter or other written report submitted to such Loan Party by independent certified public accountants with respect to the business, condition (financial or otherwise), operations, prospects or Properties of any such Person;

         (l) Reports to Other Creditors. Promptly after the furnishing thereof, a copy of any financial or other material statement or report furnished by any Loan Party to any other party pursuant to the terms of any indenture, loan, stock purchase or credit or similar agreement and not otherwise required to be furnished to the Administrative Agent and the Lenders pursuant to any other clause of this Section 8.1;

         (m) Notice of Material Adverse Effect. Within two Business Days after the Borrower becomes aware thereof, written notice of any matter that could reasonably be expected to have a Material Adverse Effect;

         (n) Environmental Assessments and Notices. Promptly after the receipt thereof, a copy of each environmental assessment (including any analysis relating thereto) prepared with respect to any Property of any Loan Party and each notice sent by any Governmental Authority relating to any failure or alleged failure to comply with any Environmental Law or any liability with respect thereto;

         (o) Notices Under Material Contracts. Promptly after the receipt thereof by the Borrower or any Subsidiary of the Borrower and promptly after the delivery thereof by the Borrower or any Subsidiary of the Borrower, a copy of each written notice delivered under any Material Contract, which notice (i) relates to any alleged default under or noncompliance with or proposed termination of such Material Contract or (ii) otherwise relates to any matter under any Material Contract which could reasonably be expected to have a Material Adverse Effect; and

         (p) General Information. Promptly, such other business, financial (including, information relating to intercompany Debt), corporate affairs and other similar information concerning the Borrower and/or the Collateral as the Administrative Agent or any Lender may from time to time reasonably request.

         Section 8.2 Maintenance of Existence; Conduct of Business. Except as expressly permitted in connection with mergers undertaken in accordance with
Section 9.3, the Borrower



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will, and will cause its Restricted Subsidiaries to, preserve and maintain its corporate existence and all of its leases, privileges, licenses, Permits, franchises, qualifications, Intellectual Property, intangible Property and rights that are necessary in the ordinary conduct of its business except to the extent that failure to so preserve and maintain such could not reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, each of the Loan Parties will timely enter into such long-distance carrier and interconnection agreements as are, at any time of determination, then necessary to the conduct of its business in accordance with the Business Plan except to the extent that the failure to do so could not reasonably be expected to cause a Material Adverse Effect. The Borrower will, and will cause its Restricted Subsidiaries to, conduct its business in an orderly and efficient manner in accordance with good business practices and the Business Plan.

         Section 8.3 Maintenance of Properties and Permits. The Borrower will, and will cause its Restricted Subsidiaries to, maintain, keep and preserve all of its Properties and Permits (including, without limitation, rights-of-way) necessary in the proper conduct of its businesses in good repair, working order and condition (ordinary wear and tear excepted) and make all necessary repairs, renewals and replacements and improvements thereof.

         Section 8.4 Taxes and Claims. The Borrower will, and will cause its Restricted Subsidiaries to, pay or discharge before becoming delinquent (a) all taxes, levies, assessments and governmental charges imposed on it or its income or profits or any of its Property and (b) all lawful claims for labor, material and supplies, which, if unpaid, might become a Lien upon any of its Property; provided, however, that neither the Borrower nor any of its Restricted Subsidiaries shall be required to pay or discharge any tax, levy, assessment or governmental charge, or claim for labor, material or supplies, whose amount, applicability or validity is being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established under GAAP.

         Section 8.5 Insurance.

         (a) The Borrower will, and will cause each of the other Loan Parties to, keep insured by financially sound and reputable insurers all Property of a character usually insured by responsible corporations engaged in the same or a similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations or entities and carry such other insurance as is usually carried by such corporations or entities, provided that in any event the Borrower and the other Loan Parties will maintain:

                  (i) Property Insurance. Insurance against loss or damage covering substantially all of the tangible real and personal Property (including, without limitation, the Network and related equipment) and improvements of such Person by reason of any Peril (as defined below) in such amounts (subject to any deductibles as shall be satisfactory to the Administrative Agent) as shall be reasonable and customary and sufficient to avoid the insured named therein from becoming a co-insurer of any loss under such policy, but in any event in such amounts as are reasonably available as determined by the Borrower's independent insurance broker reasonably acceptable to the Administrative Agent.

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

                  (ii) Automobile Liability Insurance for Bodily Injury and Property Damage. Insurance in respect of all vehicles (whether owned, hired or rented by such Person) at any time located at, or used in connection with, its Properties or operations against liabilities for bodily injury and Property damage in such amounts as are then customary for vehicles used in connection with similar Properties and businesses, but in any event to the extent required by applicable law.

                  (iii) Comprehensive General Liability Insurance. Insurance against claims for bodily injury, death or Property damage occurring on, in or about the Property (and adjoining streets, sidewalks and waterways) of such Person, in such amounts as are then customary for Property similar in use in the jurisdictions where such Properties are located.

                  (iv) Worker's Compensation Insurance. Worker's compensation insurance (including employers' liability insurance) to the extent required by applicable law, which may be self-insurance to the extent permitted by applicable law.

Without limiting the generality of the foregoing, the Borrower shall purchase and maintain in effect all-risk, property and casualty insurance (including casualty insurance covering earthquake and flood damage) reasonably acceptable and in amounts reasonably acceptable to the Administrative Agent covering all equipment related to the Network and liability insurance covering the operations of the Borrower and its Subsidiaries. Such insurance shall be written by financially responsible companies selected by the Borrower and having an A.M. Best Rating of "A-" or better and being in a financial size category of "VI" or larger, or by other companies reasonably acceptable to the Administrative Agent. Each policy referred to in this Section 8.5 shall name the Administrative Agent (for the benefit of the Agents and the Lenders) as loss payee (with respect to casualty insurance policies) and additional insured (with respect to liability insurance policies) and shall provide that it will not be canceled, amended or reduced except after not less than 30 days' prior written notice to the Administrative Agent and shall also provide that the interests of the Administrative Agent and the Lenders shall not be invalidated or reduced by any act, omission or negligence of any Loan Party. The Borrower will advise the Administrative Agent promptly of any policy cancellation, reduction or amendment. For purposes hereof, the term "Peril" shall mean, collectively, fire, lightning, flood, windstorm, hail, explosion, riot and civil commotion, vandalism and malicious mischief, damage from aircraft, vehicles and smoke and other perils covered by the "all-risk" endorsement then in use in the jurisdictions where the Properties of the Loan Parties are located.

         (b) The Borrower will cause each Insurance Recovery (other than any portion of an Insurance Recovery payable to a landlord to repair or replace Property leased by the Borrower or any of its Subsidiaries) payable by any insurance company to be deposited promptly with the Administrative Agent as security for the Obligations if a Default has then occurred and is continuing, and will promptly pay all Insurance Recoveries to the Administrative Agent for application against the Obligations if and to the extent required in accordance with Section 2.8(b).



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

         (c) If a Default shall have occurred and be continuing, the Borrower will cause all proceeds of insurance paid on account of the loss of or damage to any Property of any Loan Party and all awards of compensation for any Property of any Loan Party taken by condemnation or eminent domain to be promptly paid directly to the Administrative Agent to be applied against or held as security for the Obligations, at the election of the Administrative Agent and the Required Lenders.

         Section 8.6 Inspection Rights. The Borrower will, and will cause each of the Loan Parties to, permit representatives and agents of the Administrative Agent and each Lender, during normal business hours and upon reasonable notice to the Borrower, to examine, copy and make extracts from its books and records, to visit and inspect its Properties and to discuss its business, operations and financial condition with its officers and independent certified public accountants. The Borrower will authorize, and will cause each of the Loan Parties to authorize, its accountants in writing (with a copy to the Administrative Agent) to comply with this Section 8.6. The Administrative Agent or its representatives may, at any time and from time to time at the Borrower's expense, conduct field exams for such purposes as the Administrative Agent may reasonably request, provided, however, that, prior to the occurrence of a Default, no more than two such field exams during any fiscal year shall be at the Borrowers expense.

         Section 8.7 Keeping Books and Records. The Borrower will, and will cause each of the Loan Parties to, maintain appropriate books of record and account in accordance with GAAP consistently applied in which true, full and correct entries will be made of all their respective dealings and business affairs. If any changes in accounting principles from those used in the preparation of the financial statements referenced in Section 8.1 are hereafter required or permitted by GAAP and are adopted by the Borrower with the concurrence of its independent certified public accountants and such changes in GAAP result in a change in the method of calculation or the interpretation of any of the covenants, standards or terms contained in this Agreement, the Borrower and the Required Lenders agree to amend any such affected terms and provisions so as to reflect such changes in GAAP with the result that the criteria for evaluating the financial condition or performance of the Loan Parties shall be the same after such changes in GAAP as if such changes in GAAP had not been made.

         Section 8.8 Compliance with Laws. The Borrower will, and will cause each of the Loan Parties to, comply with all applicable Governmental Requirements, except for instances of noncompliance that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         Section 8.9 Compliance with Agreements. The Borrower will, and will cause each of the Loan Parties to, comply with all agreements, documents and instruments binding on it or affecting its Properties or business, except for instances of noncompliance that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         Section 8.10 Further Assurances. The Borrower will execute and deliver and will cause each of the Loan Parties to execute and deliver such further agreements, documents and instruments (including, without limitation, financing statements and amendments to financing statements specifying each item of the Collateral and the serial number therefor) and take such



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further action as may be requested by the Administrative Agent to carry out the terms and provisions and purposes of this Agreement and the other Loan Documents, to evidence the Obligations and to create, preserve, maintain and perfect the Liens of the Administrative Agent for the benefit of the Agents, the Lenders and the Lender Counterparties in and to the Collateral and the required priority of such Liens.

         Section 8.11 ERISA. The Borrower will, and will cause each of its ERISA Affiliates to, comply with all minimum funding requirements and all other material requirements of ERISA so as not to give rise to any material liability thereunder.

         Section 8.12 Interest Rate Protection. The Borrower shall, no later than ninety (90) days following the Restatement Effective Date, maintain in full force and effect one or more Interest Rate Protection Agreements for a term of not less than three years and otherwise reasonably satisfactory to the Administrative Agent with one or more counterparties reasonably acceptable to the Administrative Agent rated in one of the two of the highest rating categories of Standard & Poor's Rating Services (a Division of The McGraw Hill Companies, Inc.) or Moody's Investors Services, Inc. and otherwise reasonably acceptable to the Administrative Agent that enable the Borrower to fix or place a limit upon a rate of interest with respect to not less than an aggregate notional amount (not less than zero) equal to (x) fifty percent (50%) of NCI's and its Subsidiaries' Total Debt minus (y) the amount of such Total Debt with a fixed interest rate; provided that for purposes of determining compliance with this Section 8.12 at any time prior to the end of the term of the Interest Rate Protection Agreements as in effect on the Restatement Effective Date that are reasonably satisfactory to the Administrative Agent, such existing Interest Rate Protection Agreements shall be deemed to satisfy the "not less than three years" requirement set forth above.

         Section 8.13 Miscellaneous Business Covenants.

         (a) Non-Consolidation. The Borrower will, and will cause each other Loan Party to: (i) maintain entity records and books of account separate from those of any other entity which is an Affiliate of such Loan Party; (ii) not commingle its funds or assets with those of any other entity which is an Affiliate of such Loan Party; and (iii) provide that its board of directors or other analogous governing body will hold all appropriate meetings to authorize and approve such Person's entity actions, which meetings will be separate from those of other Loan Parties.

         (b) Ownership of Telecommunications Assets. The Borrower will cause, and by its execution of the Supplemental Agreement or Guaranty, as applicable, NCI and NCH, respectively, agree to cause, all Telecommunications Assets of NCI, NCH and their respective Subsidiaries which are contemplated by or material to the Business Plan to be owned by the Borrower and/or its Restricted Subsidiaries.

         (c) Syndication of Credit Facilities. The Borrower and NCH shall provide prompt assistance to the Agents and the Lenders in connection with their respective efforts in syndicating the Loans. Such assistance will include making senior officers of the Borrower and NCH available for meetings with potential Lenders, providing, in a timely manner, such assistance as may be reasonably requested by the Administrative Agent or its advisors, including


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providing information to and responding to inquiries from prospective Lenders with respect to the business, operations, Business Plan, results and other matters relating to the business of NCH, the Borrower and the other Guarantors.

         Section 8.14 Trade Accounts Payable. The Borrower will, and will cause the other Loan Parties to, pay all trade accounts payable before the same become more than 90 days past due, except (a) trade accounts payable contested in good faith or (b) trade accounts payable in an aggregate amount not to exceed $100,000 at any time outstanding and with respect to which no proceeding to enforce collection has been commenced or, to the knowledge of the Borrower, threatened.

         Section 8.15 Delivery of Certain Amendments and Material Contracts. The Borrower will, and will cause each other Loan Party to, promptly deliver to the Administrative Agent any amendment, modification or supplement to (a) the articles of incorporation, articles of organization, bylaws, regulations or other constitutional documents of the Borrower or any other Loan Party, and (b) any Material Contract to which it is a party or any License or Permit which it possesses. The Borrower will, and will cause each of its Restricted Subsidiaries to, (i) deliver to the Administrative Agent, promptly after such Material Contract comes into existence, a true and correct copy of each Material Contract which is not identified on Schedule 7.21, and (ii) use its best efforts to ensure that such Material Contract is assignable to the Administrative Agent as collateral and is assignable by the Administrative Agent to a transferee if an Event of Default were to occur.

         Section 8.16 Regulatory Approvals. Within thirty (30) days of the Restatement Effective Date, the Borrower shall provide evidence satisfactory to the Administrative Agent that all filings and registrations with, and notices to, the appropriate Governmental Authorities which are required in order for the aggregate principal amount of all Credit Extensions made under this Agreement to exceed $300,000,000 and which are identified on Schedule 8.16 (such approvals from such Governmental Authorities, the "Required Additional Approvals") in the states listed on such Schedule (such states, the "Affected States") have been made.


                          ARTICLE 9 Negative Covenants

         The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder, it will perform and observe, or cause to be performed and observed, the following covenants:

         Section 9.1 Debt. The Borrower will not, and will not permit NCI, NCH or any Restricted Subsidiary of the Borrower to, incur, create, assume or permit to exist any Debt, except:

         (a)      Debt to the Lenders pursuant to the Loan Documents;

         (b) Subordinated Debt of NCH and/or NCI not to exceed $300,000,000 in aggregate principal amount at any time outstanding; provided, the net proceeds of such Subordinated Debt



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shall be contributed to the Borrower as common equity; provided, further, that no cash payment of interest on such Subordinated Debt shall be made (other than payments of interest made from the proceeds of such Subordinated Debt deposited in an escrow account in accordance with Section 9.4 below) until (i) the Borrower has reported two consecutive fiscal quarters of positive EBITDA (as demonstrated in the Compliance Certificates and the related financial statements delivered to the Administrative Agent and the Lenders pursuant to Sections 8.1(a), (b) and (c)) and (ii) the Interest Coverage Ratio is at least equal to 1.00:1.00 on a pro forma basis after giving effect to such payment; provided, further, that no repayment of principal on such Subordinated Debt shall be made on or prior to the Term Loan Maturity Date, the Revolving Credit Commitment Termination Date or the Incremental Facility Maturity Date;

         (c) intercompany Debt between or among the Borrower and any of its Wholly-Owned Subsidiaries incurred in the ordinary course of business (including, without limitation, Debt owed by the Wholly-Owned Subsidiaries of the Borrower to the Borrower in connection with loans of proceeds of the Loans made by the Borrower to such Wholly-Owned Subsidiaries, the proceeds of which loans are used for the purposes permitted by Section 2.11), subject to the following requirements: any and all of the Debt permitted pursuant to this
Section 9.1(c) shall be properly reflected in the books and records of the Borrower and its Wholly-Owned Subsidiaries, shall be unsecured, the corresponding debt instruments, if any, will be pledged to the Administrative Agent for the benefit of the Agents, the Lenders and the Lender Counterparties and the corresponding debt instruments, if any (including any subordination agreement) shall be in form and substance satisfactory to the Administrative Agent, provided, however, that temporary advances made from time to time in the ordinary course of business not to exceed $100,000 in aggregate principal amount at any time owing by any Wholly-Owned Subsidiary of the Borrower to the Borrower shall not be required to be so evidenced, pledged or subordinated;

         (d) unsecured Debt under the Interest Rate Protection Agreements required to be maintained by Section 8.12, provided, however, that Debt thereunder may be secured if such Debt constitutes a part of the Obligations;

         (e) (i) existing Debt described on Schedule 7.10 hereto and renewals, extensions or refinancings of such Debt which do not increase the outstanding principal amount of such Debt and the terms and provisions of which are not materially more onerous than the terms and conditions of such Debt on the Restatement Effective Date, (ii) purchase money Debt (including Capital Lease Obligations) secured by purchase money Liens, which Debt and Liens are permitted under and meet all of the requirements of clause (g) of the definition of Permitted Liens contained in Section 1.1, and (iii) additional unsecured Debt; provided, however, that the aggregate principal amount of the Debt referred to in this Section 9.1(e) shall not exceed $50,000,000 in aggregate amount at any time outstanding;

         (f) liabilities of the Borrower in respect of unfunded vested benefits under any Plan if and to the extent that the existence of such liabilities will not constitute, cause or result in a Default or an Event of Default;



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

         (g) the Vision IT Earnout so long as payment of the Vision IT Earnout is solely in shares of NCI common stock; and

         (h) the FreBon Earnout so long as payment of the FreBon Earnout is solely in shares of NCI common stock.

         Section 9.2 Limitation on Liens. The Borrower will not, and will not permit NCI, NCH or any Restricted Subsidiary of the Borrower to, incur, create, assume or permit to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, except Permitted Liens and will not enter into any negative pledge or similar arrangement in favor of other creditors (other than such negative pledge or similar arrangement under purchase money Debts and Capital Lease Obligations with respect to the assets financed or secured thereby).

         Section 9.3 Mergers, Etc. The Borrower will not, and will not permit its Restricted Subsidiaries to, (a) become a party to a merger or consolidation,
(b) wind-up, dissolve or liquidate itself, or (c) purchase or acquire all or a material or substantial part of the business or Properties of any Person; provided, however, that (i) the Borrower or its Restricted Subsidiaries may make Qualified Telecommunications Investments and other Investments permitted pursuant to clause (i) of Section 9.5 and (ii) (A) any Restricted Subsidiary of the Borrower may merge with and into the Borrower if the Borrower is the surviving corporation and (B) any Restricted Subsidiary of the Borrower may merge with and into any other Restricted Subsidiary of the Borrower, provided that in the case of either (A) or (B) above, no consideration is given by the surviving corporation in such merger other than the issuance of any Capital Stock of the surviving corporation and such Capital Stock is pledged to the Administrative Agent, on behalf of the Agents, the Lenders and the Lender Counterparties, as security for the Obligations pursuant to Section 9.6. The surviving corporation in any such merger shall ratify the Security Documents and other obligations of the non-surviving corporation under the Loan Documents.

         Section 9.4 Restricted Payments. The Borrower will not, and will not permit NCH or any Restricted Subsidiary of the Borrower to, make any Restricted Payments, except:

         (a) subject to the subordination provisions relating thereto, the Borrower may make distributions to NCH and NCH may make distributions to NCI, as the case may be, in order for such recipient to make regularly scheduled payments of interest accrued on any Subordinated Debt permitted by Section 9.1 if and to the extent (but only if and to the extent) required by the express terms of the Subordinated Debt Documents governing such Subordinated Debt, which terms have been expressly approved in writing by the Administrative Agent; provided, (i) no Default or Event of Default exists at the time of any such Restricted Payment or would result from such payment and (ii) on a pro forma basis after giving effect to such Restricted Payment, the Loan Parties would have been in compliance with the financial covenants contained in Section 9.16 as of the end of the last fiscal quarter; provided further, however, that notwithstanding clauses (i) and (ii) above the Borrower and NCH may make such distributions from the proceeds of such Subordinated Debt which have been deposited in an escrow account for such purpose;

         (b) Subsidiaries of the Borrower may make Restricted Payments to the Borrower; and



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

         (c) the Borrower and its Restricted Subsidiaries may make temporary loans or advances to employees, officers and directors of the Loan Parties in the ordinary course of business that do not exceed $1,000,000 in aggregate amount at any time outstanding.

         Section 9.5 Investments. The Borrower will not, and will not permit NCH or any Restricted Subsidiary of the Borrower to, make or permit to remain outstanding any advance, loan, extension of credit or capital contribution to or investment in any Person, or purchase or own any stock, bonds, notes, debentures or other securities of any Person, or be or become a joint venturer with or partner of any Person (all such transactions being herein called "Investments"), except:

         (a) Investments in obligations or securities received in settlement of debts (created in the ordinary course of business) owing to the Borrower or another Loan Party;

         (b)      existing Investments identified on Schedule 9.5 hereto;

         (c) Investments in securities issued or guaranteed by the U.S. or any agency thereof with maturities of twenty-four (24) months or less from the date of acquisition;

         (d) Investments in certificates of deposit, time deposits, bankers' acceptances and Eurodollar time deposits with maturities of twenty-four
(24) months or less from the date of acquisition, in each case with any Lender or with any domestic commercial bank having a minimum long term credit rating of double-A from Standard & Poor's Rating Services (a Division of The McGraw Hill Companies, Inc.) or Moody's Investors Services, Inc.;

         (e) Investments in repurchase obligations with a term of not more than seven days for securities of the types described in clause (c) preceding with any Lender or with any domestic commercial bank having a minimum long term credit rating of double-A from Standard & Poor's Rating Services (a Division of The McGraw Hill Companies, Inc.) or Moody's Investors Services, Inc.;

         (f) Investments in commercial paper, medium term notes, bonds and asset-backed securities of domestic issuers. Commercial paper must have a credit rating of investment grade or better from Standard & Poor's Rating Services (a Division of The McGraw Hill Companies, Inc.) or Moody's Investors Services, Inc., and medium term notes, bonds and asset-backed securities must have a minimum long term credit rating of A from Standard & Poor's Rating Services (a Division of The McGraw Hill Companies, Inc.) or Moody's Investors Services, Inc. and mature not more than twenty-four (24) months from the date of acquisition;

         (g) (i) Investments (other than intercompany Debt referred to in clause (h) below) by the Borrower in its Restricted Subsidiaries existing on the Restatement Effective Date and by NCH and the Borrower existing as of the Restatement Effective Date or required to occur in accordance with this Agreement, (ii) additional Investments by NCH in the Borrower, and (iii) additional Investments by the Borrower in its Restricted Subsidiaries made after the Restatement Effective Date in the ordinary course of business;



                                       85
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         (h)      intercompany Debt permitted pursuant to Section 9.1(c);

         (i)      Qualified Telecommunications Investments;

         (j)      Interest Rate Protection Agreements permitted by Section 9.1;

         (k)      Capital contributions permitted pursuant to Section 9.8(c);
and

         (l) temporary loans or advances to employees, officers and directors of the Loan Parties in the ordinary course of business that do not exceed $1,000,000 at any time outstanding in aggregate amount;

provided, however, that no Investments may be made by the Borrower pursuant to clauses (g), (h) or (i) preceding if a Default exists at the time of such Investment or would result therefrom.

         Section 9.6 Limitation on Issuance of Capital Stock of the Borrower. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, at any time issue, sell, assign or otherwise dispose of (a) any of its Capital Stock, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of its Capital Stock, or (c) any option, warrant or other right to acquire any of its Capital Stock, in each case to any Person other than NCH (with respect to Capital Stock of the Borrower) or the Borrower (with respect to Capital Stock of the Restricted Subsidiaries of the Borrower). All such Capital Stock, securities, options, warrants and other rights issued, sold, assigned or disposed of shall be, and shall continue to be, subject to a first priority Lien in favor of the Administrative Agent as security for the payment and performance of the Obligations.

         Section 9.7 Transactions with Affiliates. The Borrower will not, and will not permit NCH or any Restricted Subsidiary of the Borrower to, enter into any transaction, including, without limitation, the purchase, sale or exchange of Property or the rendering of any service, with any Affiliate of the Borrower except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's business and upon fair and reasonable terms no less favorable to the Borrower, NCH or such Restricted Subsidiary, as the case may be, than would be obtained in a comparable arms-length transaction with a Person not an Affiliate of the Borrower; provided, however, that transactions between or among the Borrower and its Affiliates may be on terms more favorable to the Borrower than would be obtained in a comparable arms-length transaction with a Person not an Affiliate of the Borrower. In addition to the foregoing, no transactions between or among (a) Affiliates of the Borrower and (b) the Borrower and its Subsidiaries relating to the purchases of equipment from any such Affiliate or the provision of services by any such Affiliate for the Network shall be permitted unless the same are purchased or provided at cost to such Affiliate.

         Section 9.8 Disposition of Property. The Borrower will not, and will not permit NCI, NCH or any Restricted Subsidiary of the Borrower to, sell, lease, assign, transfer or otherwise dispose of any of its Property, except:



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         (a)      dispositions of Inventory (other than equipment) in the
ordinary course of business;

         (b) Asset Dispositions of Property, other than accounts and Receivables, by the Borrower or any of its Restricted Subsidiaries made in the ordinary course of business if each of the following conditions have been satisfied: (i)(A) (1) the aggregate fair value of all such Asset Dispositions made at any time on or after June 28, 2000 shall not exceed $5,000,000 and (2) the Borrower or any such Restricted Subsidiary receives fair consideration for such assets, or (B) with respect to Asset Dispositions of Resale Access Lines,
(1) the aggregate fair value of all such Asset Dispositions made at any time on or after June 28, 2000 shall not exceed $10,000,000 and (2) the Borrower or any such Restricted Subsidiary receives fair consideration for such Resale Access Lines, or (C) with respect to Asset Dispositions to ILECs made in connection with the execution of any agreement for Virtual Co-location, the aggregate fair value of all such Asset Dispositions made at any time on or after June 28, 2000 shall not exceed $1,000,000, and (ii) no Default exists at the time of or will result from such Asset Disposition;

         (c) Asset Dispositions of Property, other than equipment, accounts and Receivables, by the Borrower or any of its Restricted Subsidiaries to any Wholly-Owned Subsidiary of the Borrower if each of the following conditions have been satisfied: (i) the assets sold, disposed of or otherwise transferred to a Wholly-Owned Subsidiary of the Borrower shall continue to be subject to a perfected, first priority Lien (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Administrative Agent) in favor of the Agents, the Lenders and the Lender Counterparties, and (ii) no Default exists at the time of or will result from such Asset Disposition;

         (d) dispositions of Property no longer used or useful in the ordinary course of business, including, without limitation, dispositions of equipment being exchanged or replaced with comparable or better equipment; and

         (e) leases in the ordinary course of business between or among the Borrower and any of its Wholly-Owned Restricted Subsidiaries.

         Section 9.9 Sale and Leaseback. The Borrower will not, and will not permit NCI, NCH or any Restricted Subsidiary of the Borrower to, enter into any arrangement with any Person pursuant to which it leases from such Person real or personal Property that has been or is to be sold or transferred, directly or indirectly, by it to such Person.

         Section 9.10 Lines of Business. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, (a) engage in any line or lines of business activity other than the construction, implementation and operation of the Network and related activities reasonably incidental thereto and the holding of Permits used in connection therewith and other telecommunications businesses in the United States as described in and contemplated by the Business Plan or
(b) discontinue any line or lines of business which provide material revenues to the Borrower or such Restricted Subsidiary in which it is engaged on the Restatement Effective Date. The Borrower will not discontinue its engagement in, and will continue to engage in, the Telecommunications Business. The Borrower will not permit NCI or NCH to engage in (i) any

Telecommunications Business or (ii) in any other business other than the ownership of the Capital Stock of its Restricted Subsidiaries and matters incidental thereto, including the raising of capital.

         Section 9.11 Environmental Protection. The Borrower will not, and will not permit NCI, NCH or any Subsidiary of the Borrower to, (a) use (or permit any tenant to use) any of its Properties for the handling, processing, storage, transportation or disposal of any Hazardous Material except in compliance with applicable Environmental Laws, (b) generate any Hazardous Material except in compliance with applicable Environmental Laws, (c) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material in violation of any Environmental Law, or (d) otherwise conduct any activity or use any of its Properties in any manner, that violates or is likely to violate any Environmental Law or create any Environmental Liabilities for which the Borrower or any of its Subsidiaries would be responsible, except for circumstances or events described in clauses (a) through (d) preceding that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 9.12 Intercompany Transactions. Except as may be expressly permitted or required by the Loan Documents and by the terms of any Subordinated Debt, the Borrower will not, and will not permit any of its Restricted Subsidiaries to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of (a) any of its Restricted Subsidiaries to (i) pay dividends or make any other distribution to the Borrower or any of its Restricted Subsidiaries in respect of such Restricted Subsidiary's Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (ii) pay any indebtedness owed to the Borrower or any of its Restricted Subsidiaries, (iii) make any loan or advance to the Borrower or any of its Restricted Subsidiaries, or (iv) except for Property subject to purchase money Liens permitted in accordance with this Agreement, sell, lease, transfer any of its Property to the Borrower or any of its Restricted Subsidiaries, or (b) the Borrower or any of its Restricted Subsidiaries to grant any Lien on any of its Properties to secure the payment and performance of the Obligations.

         Section 9.13 Management Fees. The Borrower and its Restricted Subsidiaries shall not pay any management fees; provided, however, that Restricted Subsidiaries of the Borrower may pay management fees to the Borrower or other Restricted Subsidiaries of the Borrower.

         Section 9.14 Modification of Other Agreements. The Borrower will not, and will not permit NCI, NCH or any Restricted Subsidiary of the Borrower to, consent to or implement any termination, amendment, modification, supplement or waiver of (a) the certificate or articles of incorporation or bylaws or other constitutional documents of the Borrower or any other Loan Party, (b) the Business Plan or (c) any other Material Contract to which it is a party or any Permit which it possesses; provided, however, that the Loan Parties may amend or modify (i) the documents referred to in clause (a) preceding or the Business Plan if and to the extent that such amendment or modification is not substantive or material and could not be adverse to any Loan Party, any of the Agents or the Lenders and (ii) the Material Contracts referred to in clause (b) preceding if and to the extent that such amendment or modification could not reasonably be expected to be materially adverse to any Loan Party or any of its Subsidiaries or any of the Agents or any of the Lenders or, in the case of Material Contracts involving other Debt of the

Loan Parties, to the extent that such amendment or modification does not result in such Loan Party being in breach of any covenant or agreement contained in any Loan Document.

         Section 9.15 ERISA. The Borrower will not, and will not permit NCI, NCH or any Subsidiary of the Borrower to:

         (a) allow, or take (or permit any ERISA Affiliate to take) any action which would cause, any unfunded or unreserved liability for benefits under any Plan (exclusive of any Multiemployer Plan) to exist or to be created that exceeds $200,000 with respect to any such Plan or $500,000 with respect to all such Plans in the aggregate on either a going concern or a wind-up basis; or

         (b) with respect to any Multiemployer Plan, allow, or take (or permit any ERISA Affiliate to take) any action which would cause, any unfunded or unreserved liability for benefits under any Multiemployer Plan to exist or to be created, either individually as to any such Plan or in the aggregate as to all such Plans, that could, upon any partial or complete withdrawal from or termination of any such Multiemployer Plan or Plans, have a Material Adverse Effect.

         Section 9.16 Financial Covenants.

         (a) Phase One To be calculated quarterly on a consolidated basis for each fiscal quarter occurring during the period from the Restatement Effective Date to June 29, 2003:

                  (i) Total Debt to Total Capitalization. The Borrower and NCH will not permit the ratio of (A) Total Debt of NCI and its Consolidated Subsidiaries outstanding as of any date of determination to (B) Total Capitalization of the Borrower and its Consolidated Subsidiaries on such date, to exceed a ratio of 0.75:1.00.

                  (ii) Senior Debt to Total Capitalization. The Borrower and NCH will not permit the ratio of (A) Senior Debt of the Borrower and its Consolidated Subsidiaries outstanding as of any date of determination to (B) Total Capitalization of the Borrower and its Consolidated Subsidiaries on such date, to exceed the correlative ratio indicated:

==========================================================================================================
                                      PERIOD                                                RATIO
                                      ------                                                -----
----------------------------------------------------------------------------------------------------------
September 30, 2000 through and including March 30, 2001                                   0.30:1.00
----------------------------------------------------------------------------------------------------------

March 31, 2001 through and including December 31, 2001                                    0.375:1.00
----------------------------------------------------------------------------------------------------------

January 1, 2002 through and including March 31, 2002                                      0.40:1.00
----------------------------------------------------------------------------------------------------------

April 1, 2002 through and including September 30, 2002                                    0.45:1.00
----------------------------------------------------------------------------------------------------------

October 1, 2002 through and including June 29, 2003                                       0.475:1.00
==========================================================================================================

                  (iii) Quarterly Minimum Revenue Levels. The Borrower and NCH will not permit Gross Revenues of the Borrower and its Consolidated Subsidiaries for any fiscal quarter as of the last day of any fiscal quarter during the periods set forth below, to be less than the correlative amount indicated:


==========================================================================================================
                                                                                       MINIMUM
                                  PERIOD                                            GROSS REVENUES
                                  ------                                            --------------
----------------------------------------------------------------------------------------------------------


October 1, 2000 through and including December 31, 2000                              $18,200,000
----------------------------------------------------------------------------------------------------------

January 1, 2001 through and including March 31, 2001                                 $21,800,000
----------------------------------------------------------------------------------------------------------

April 1, 2001 through and including June 30, 2001                                    $30,300,000
----------------------------------------------------------------------------------------------------------

July 1, 2001 through and including September 30, 2001                                $40,000,000
----------------------------------------------------------------------------------------------------------

October 1, 2001 through and including December 31, 2001                              $50,900,000
----------------------------------------------------------------------------------------------------------

January 1, 2002 through and including March 31, 2002                                 $58,400,000
----------------------------------------------------------------------------------------------------------

April 1, 2002 through and including June 30, 2002                                    $66,900,000
----------------------------------------------------------------------------------------------------------

July 1, 2002 through and including September 30, 2002                                $77,500,000
----------------------------------------------------------------------------------------------------------

October 1, 2002 through and including December 31, 2002                              $87,100,000
----------------------------------------------------------------------------------------------------------

January 1, 2003 through and including June 29, 2003                                  $98,100,000
==========================================================================================================

                  (iv) Quarterly Minimum EBITDA. The Borrower and NCH will not permit EBITDA of the Borrower and its Consolidated Subsidiaries for any fiscal quarter as of the last day of any fiscal quarter during the periods set forth below, to be less than the correlative amount indicated:

==========================================================================================================
                                   PERIOD                                          MINIMUM EBITDA
                                   ------                                          --------------
----------------------------------------------------------------------------------------------------------

October 1, 2000 through and including December 31, 2000                              ($22,000,000)
----------------------------------------------------------------------------------------------------------

January 1, 2001 through and including March 31, 2001                                 ($28,500,000)
----------------------------------------------------------------------------------------------------------

April 1, 2001 through and including June 30, 2001                                    ($25,000,000)
----------------------------------------------------------------------------------------------------------

July 1, 2001 through and including September 30, 2001                                ($21,500,000)
----------------------------------------------------------------------------------------------------------

October 1, 2001 through and including December 31, 2001                              ($15,200,000)
----------------------------------------------------------------------------------------------------------

January 1, 2002 through and including March 31, 2002                                 ($11,600,000)
==========================================================================================================

==========================================================================================================
                                   PERIOD                                          MINIMUM EBITDA
                                   ------                                          --------------
----------------------------------------------------------------------------------------------------------

April 1, 2002 through and including June 30, 2002                                     ($9,000,000)
----------------------------------------------------------------------------------------------------------

July 1, 2002 through and including September 30, 2002                                 ($4,000,000)
----------------------------------------------------------------------------------------------------------

October 1, 2002 through and including December 31, 2002                                 $2,500,000
----------------------------------------------------------------------------------------------------------

January 1, 2003 through and including June 29, 2003                                     $9,500,000
==========================================================================================================

                  (v) Quarterly Minimum Revenue Equivalent Lines. The Borrower and NCH will not permit Revenue Equivalent Lines of the Borrower and its Consolidated Subsidiaries for any fiscal quarter as of the last day of any fiscal quarter during the periods set forth below, to be less than the correlative amount indicated:

========================================================================================================
                                                                                   MINIMUM REVENUE
                                   PERIOD                                          EQUIVALENT LINES
                                   ------                                          ----------------
--------------------------------------------------------------------------------------------------------

October 1, 2000 through and including December 31, 2000                              65,500
--------------------------------------------------------------------------------------------------------

January 1, 2001 through and including March 31, 2001                                 104,100
--------------------------------------------------------------------------------------------------------

April 1, 2001 through and including June 30, 2001                                    133,500
--------------------------------------------------------------------------------------------------------

July 1, 2001 through and including September 30, 2001                                159,500
--------------------------------------------------------------------------------------------------------

October 1, 2001 through and including December 31, 2001                              192,700
--------------------------------------------------------------------------------------------------------

January 1, 2002 through and including March 31, 2002                                 209,200
--------------------------------------------------------------------------------------------------------

April 1, 2002 through and including June 30, 2002                                    243,200
--------------------------------------------------------------------------------------------------------

July 1, 2002 through and including September 30, 2002                                280,000
--------------------------------------------------------------------------------------------------------

October 1, 2002 through and including December 31, 2002                              316,700
--------------------------------------------------------------------------------------------------------

January 1, 2003 through and including June 29, 2003                                  351,800
========================================================================================================

                  (b)      Phase Two     To be calculated quarterly on a
         consolidated basis for each fiscal quarter commencing with the fiscal quarter ending on June 30, 2003:

                  (i) Total Debt to Annualized EBITDA. The Borrower and NCH will not permit the ratio of (A) Total Debt of NCI and its Consolidated Subsidiaries outstanding as of any date of determination to (B) Annualized EBITDA of the Borrower and its Consolidated Subsidiaries for the fiscal quarter ending on or immediately preceding such date, during the periods set forth below, to exceed the correlative ratio indicated:

=======================================================================================================
                                                                              MAXIMUM TOTAL DEBT TO
                                  PERIOD                                        ANNUALIZED EBITDA
                                  ------                                        -----------------
-------------------------------------------------------------------------------------------------------

On June 30, 2003                                                                    6.50:1.00
-------------------------------------------------------------------------------------------------------

July 1, 2003 through and including December 31, 2003                                5.25:1.00
-------------------------------------------------------------------------------------------------------

January 1, 2004 through and including December 31, 2004                             4.00:1.00
-------------------------------------------------------------------------------------------------------

January 1, 2005 and thereafter                                                      3.00:1.00
=======================================================================================================

                  (ii) Pro Forma Debt Service Coverage Ratio. The Borrower and NCH will not permit the Pro Forma Debt Service Coverage Ratio as of the last day of any fiscal quarter, beginning with the fiscal quarter ending December 31, 2003, to be less than 1.00:1.00.

                  (iii) Interest Coverage Ratio. The Borrower and NCH will not permit the Interest Coverage Ratio as of the last day of any fiscal quarter, during the periods set forth below, to be less than the correlative ratio indicated:

======================================================================================================
                                                                                MINIMUM INTEREST
                                  PERIOD                                         COVERAGE RATIO
                                  ------                                         --------------
------------------------------------------------------------------------------------------------------

On June 30, 2003                                                                    1.50:1.00
------------------------------------------------------------------------------------------------------

July 1, 2003 through and including September 30, 2004                               2.00:1.00
------------------------------------------------------------------------------------------------------

October 1, 2004 and thereafter                                                      2.50:1.00
======================================================================================================

         (c) Capital Expenditures. The Borrower and NCH will not permit cumulative Capital Expenditures of the Borrower and its Consolidated Subsidiaries for any fiscal year indicated below to exceed the corresponding amount (the "Maximum Capital Expenditures Amount") set forth opposite such fiscal year; provided, however, that the Maximum Capital Expenditures Amount for any such fiscal year may be increased by an amount equal to the sum of (1) the excess, if any, of such amount for the prior fiscal year (as adjusted in accordance with this proviso) over the actual amount of Capital Expenditures for such previous fiscal year, plus (2) the amount of net cash proceeds from common equity contributions received by NCI from Williams Communications, Inc. (or another third party reasonably acceptable to the Administrative Agent) and contributed to the Borrower as common equity since the Restatement Effective Date, provided that the aggregate amount of any and all increases made to the Maximum Capital Expenditures Amount as a result of this clause (2) shall not exceed $15,000,000 since the Restatement Effective Date, plus (3) the positive difference, if any, between (A) the amount of net cash proceeds from equity offerings received by NCI and contributed to the Borrower as common equity since the Restatement Effective Date (exclusive of the $65,000,000 required by Section 6.1(f)) and (B) the amount of such contributions to the Borrower's common equity since the Restatement Effective Date (exclusive of the $65,000,000 required by Section 6.1(f)) which are used to increase the amount of permitted acquisitions of Qualified Telecommunications Investments in accordance with clauses (v)(y) and (vii)(y) of the definition of Qualified Telecommunications Investments, provided that the aggregate amount of any and all increases made to the Maximum Capital Expenditures Amount as a result of this clause (3) shall not exceed $100,000,000 since the Restatement Effective
Date:

========================================================================================================
                                                                                        CAPITAL
                                  FISCAL YEAR                                         EXPENDITURES
                                  -----------                                         ------------
--------------------------------------------------------------------------------------------------------

January 1, 2000 through and including December 31, 2000                               $127,600,000
--------------------------------------------------------------------------------------------------------

January 1, 2001 through and including December 31, 2001                               $117,700,000
--------------------------------------------------------------------------------------------------------

January 1, 2002 through and including December 31, 2002                                $86,000,000
--------------------------------------------------------------------------------------------------------

January 1, 2003 through and including December 31, 2003                                $96,400,000
--------------------------------------------------------------------------------------------------------

January 1, 2004 through and including December 31, 2004                                $97,900,000
--------------------------------------------------------------------------------------------------------

January 1, 2005 through and including December 31, 2005                                $90,000,000
--------------------------------------------------------------------------------------------------------

January 1, 2006 through and including December 31, 2006                                $58,900,000
--------------------------------------------------------------------------------------------------------

January 1, 2007 through and including December 31, 2007                                $55,900,000
--------------------------------------------------------------------------------------------------------

January 1, 2008 through and including December 31, 2008 and each Fiscal Year
thereafter                                                                             $47,500,000
========================================================================================================

         Section 9.17 No Prepayment of Debt. The Borrower will not, and will not permit NCI, NCH or any of its Restricted Subsidiaries to, directly or indirectly, make any optional prepayment or distribution on account of, or voluntarily purchase, acquire, redeem or retire, any Debt, prior to 30 days before its originally stated maturity (or its stated maturity on the Restatement Effective Date in the case of Debt outstanding on the Restatement Effective
Date), or in the case of interest, its stated due date, or directly or indirectly become obligated to do any of the foregoing by amending the terms thereof or otherwise, except for:

        (a) prepayments of the Loans or other Obligations pursuant to or as permitted by the Loan Documents;

        (b) prepayments made with the proceeds of new Debt incurred for the purpose of refinancing the Debt being prepaid, provided that (i) no portion of such new Debt matures or is required to be prepaid, purchased or otherwise retired earlier than the corresponding portion of the Debt being prepaid (including as a result of any prepayment or redemption upon the occurrence of a condition), (ii) such new Debt (A) is subordinated to the Obligations to at least the same extent as the Debt being refinanced if such Debt is Subordinated Debt or (B) is permitted in accordance with this Agreement, and (iii) no Default or Event of Default then exists or would result from such prepayment or refinancing; and

        (c) prepayments of trade payables incurred in the ordinary course of the Borrower's or any Restricted Subsidiary's business and not overdue by more than 120 days.


                               ARTICLE 10 Default

        Section 10.1 Events of Default. Each of the following shall be deemed an "Event of Default":

        (a) (i) The Borrower shall fail to pay, repay or prepay when due, any amount of principal owing to the Administrative Agent or any Lender pursuant to this Agreement or any other Loan Document, (ii) the Borrower shall fail to pay, within two Business Days after the due date thereof, any interest, fee, expense or other amount or other Obligation owing to the Administrative Agent or any Lender pursuant to this Agreement or any other Loan Document, or (iii) the Borrower shall fail to pay when due any amount payable to the Issuing Bank in reimbursement of any drawing under a Letter of Credit.

        (b) Any representation or warranty made or deemed made by or on behalf of any Loan Party in any Loan Document or in any certificate, report, notice or financial statement furnished at any time in connection with this Agreement or any other Loan Document shall be false, misleading or erroneous in any material respect when made or deemed to have been made.

        (c) Any Loan Party shall fail to perform, observe or comply with any covenant, agreement or term contained in Sections 5.1, 8.1(e) or 8.2 or Article 9; any Loan Party shall fail to perform, observe or comply with any covenant, agreement or term contained in Article 5 (other than Section 5.1) or Section 8.1 (other than Section 8.1(e)), 8.3, or 8.5, and such failure is not remedied or waived within ten days after such failure commenced; or any Loan Party shall fail to perform, observe or comply with any other covenant, agreement or term contained in this Agreement or any other Loan Document (other than covenants to pay the Obligations) and such failure is not remedied or waived within the earlier to occur of 30 days after such failure commenced or, if a different grace period is expressly made applicable in such other Loan Documents, such applicable grace period.

        (d) Any Loan Party ceases to be Solvent or shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due.

        (e) Any Loan Party shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or administrator of itself or of all or a substantial part of its Property, (ii) admit in writing its inability to, or be generally unable to, pay its debts as such debts become due, subject to any applicable grace periods, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect, the "Bankruptcy Code"), (v) file a petition seeking to take advantage of any other law providing for the relief of debtors or relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding up, or composition or readjustment of debts, (vi) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or other applicable Governmental Requirement, (vii) dissolve, or (viii) take any corporate action for the purpose of effecting any of the foregoing.

        (f) A proceeding or case shall be commenced, without the application or consent of any Loan Party, in any court of competent jurisdiction, seeking
(i) the liquidation, reorganization, dissolution, arrangement, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, examiner, liquidator, administrator or the like of it or of all or any substantial part of its Property, or (iii) similar relief in respect of it, under any law providing for the relief of debtors or relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding up, or composition or readjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief shall be entered in an involuntary case under the Bankruptcy Code against any Loan Party and shall continue unstayed and in effect for any period of 60 consecutive days.

        (g) Any Loan Party shall fail to discharge within a period of 30 days after the commencement thereof any attachment, sequestration, forfeiture or similar proceeding or proceedings involving an aggregate amount in excess of $2,000,000 against any of its Properties.

        (h) A final judgment or judgments for the payment of money in excess of $2,000,000 in the aggregate shall be rendered by a court or courts against any Loan Party on claims not covered by insurance and the same shall not be discharged, bonded or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and any Loan Party shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

        (i) Any Loan Party shall fail to pay when due any principal of or interest on any Debt of such Loan Party (other than the Obligations) having a principal amount of at least $2,000,000 individually or at least $5,000,000 in the aggregate, or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid prior to the stated maturity thereof, or any event shall have occurred (and shall not have been waived or otherwise cured) that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

        (j) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Loan Party or any Loan Party shall deny that it has further liability or obligation under any of the Loan Documents; or any Lien created or purported to be created by the Loan Documents shall for any reason cease to be or fail to be a valid, first priority perfected Lien upon any of the Collateral purported to be covered thereby (except to the extent that such failure results from the Administrative Agent's failure to file applicable continuation statements under the UCC).

        (k) Any of the following events shall occur or exist with respect to any Loan Party or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Pension Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Pension Plan or the termination of any Pension Plan; (iv) any event or circumstance that could reasonably be expected to constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Pension Plan, or the institution by the PBGC of any such proceedings; (v) any "accumulated funding deficiency" (as defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived, shall exist with respect to any Pension Plan; or (vi) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency or termination of any Pension Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of Required Lenders subject any Loan Party or any ERISA Affiliate to any tax, penalty or other liability to a Plan, a Multiemployer Plan, the PBGC or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed $2,000,000.

        (l) If, at any time, the subordination provisions of any of the Subordinated Debt Documents shall be invalidated or shall otherwise cease to be in full force and effect.

        (m) The occurrence of (i) a default (whether or not such term is used or defined) under any Subordinated Debt Document, unless (A) such default has been waived, cured or consented to in accordance with such documents, (B) such default is not a payment default, (C) the maturity of the Debt affected thereby has not been accelerated, (D) a blockage under such Subordinated Debt Document has not been invoked, and (E) such waiver or consent is not made in connection with any amendment or modification of any of the Subordinated Debt Documents or in connection with any payment to the holders of any Subordinated Debt, (ii) a payment default under any Subordinated Debt Document, (iii) an event of default (whether or not such term is used or defined) under any Subordinated Debt Document, or (iv) any acceleration of the maturity of any Subordinated Debt.

        (n) The occurrence of any breach or default by the Borrower under the Master Purchase Agreement (after giving effect to any grace or cure period specified therein) which breach or default entitles Nortel Networks to exercise a right or remedy under or in connection with the Master Purchase Agreement.

        (o) If, at any time, any event or circumstance shall occur which gives any holder of any Subordinated Debt the right to request or require any Loan Party to redeem, purchase or prepay any Subordinated Debt.

        (p)     The occurrence of any Material Adverse Effect.

        (q)     The occurrence of any Change in Control.

        (r) The occurrence of any "Event of Default" or "Change of Control" as such terms are defined in any Subordinated Debt Document.

        Section 10.2 Remedies. If any Event of Default shall occur and be continuing, the Administrative Agent may and, if directed by the Required Lenders, the Administrative Agent shall do any one or more of the following:

        (a) Acceleration. Declare (i) all outstanding principal of and accrued and unpaid interest on the Loans and all other amounts payable by the Borrower under the Loan Documents and (ii) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (regardless of whether any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letters of Credit) to be immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower;

        (b) Termination of Commitments. Immediately terminate each of the Commitments and the obligation of the Issuing Bank to issue any Letter of Credit without notice to the Borrower or any other Loan Party;

        (c)     Judgment. Reduce any claim to judgment;

        (d) Foreclosure. Foreclose or otherwise enforce any Lien granted to the Administrative Agent for the benefit of the Agents, the Lenders and the Lender Counterparties to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents;

        (e) Security. Direct the Borrower to pay (and the Borrower hereby agrees upon receipt of such notice to pay) to the Administrative Agent such additional amounts of cash, to be held as security for the Borrower's reimbursement Obligations in respect of Letters of Credit then outstanding, equal to the Letter of Credit Usage at such time; or

        (f) Rights. Exercise any and all rights and remedies afforded by the laws of the State of New York or any other jurisdiction, by any of the Loan Documents, by equity or otherwise;


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provided, however, that (i) upon the occurrence of an Event of Default under
Section 10.1(e) or Section 10.1(f), the Commitments of all of the Lenders shall immediately and automatically terminate, and the outstanding principal of and accrued and unpaid interest on the Loans and all other amounts payable by the Borrower under the Loan Documents shall thereupon become immediately and automatically due and payable, and (ii) upon the occurrence of an Event of Default under clause (iv) of Section 10.1(m) or under Section 10.1(o), the outstanding principal of and accrued and unpaid interest on the Loans and all other amounts payable by the Borrower under the Loan Documents shall thereupon become immediately and automatically due and payable, all (with respect to each of clauses (i) and (ii) preceding) without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

        Section 10.3 Performance by the Administrative Agent, etc. If the Borrower shall fail to perform any covenant or agreement in accordance with the terms of the Loan Documents, the Administrative Agent may perform or attempt to perform, or may cause any Lender (with the consent of such Lender) to perform or attempt to perform, such covenant or agreement on behalf of the Borrower. In such event, the Borrower shall, at the request of the Administrative Agent, promptly pay any amount expended by the Administrative Agent or the Lenders in connection with such performance or attempted performance to the Administrative Agent at its Principal Office, together with interest thereon at the applicable Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Administrative Agent nor any Lender shall have any liability or responsibility for the performance of any obligation of the Borrower or any other Person under this Agreement or any of the other Loan Documents.

        Section 10.4 Payments Subsequent to Event of Default. Upon the occurrence and during the continuation of an Event of Default, payments and prepayments under this Agreement made to any of the Administrative Agent and the Lenders or otherwise received by any of such Persons (from realization on Collateral for the Obligations or otherwise) shall be paid over to the Administrative Agent (if necessary) and distributed by the Administrative Agent as follows: first, to the Administrative Agent's reasonable costs and expenses, if any, incurred in connection with the collection of such payment or prepayment, including, without limitation, any reasonable costs incurred by it in connection with the sale or disposition of any Collateral for the Obligations and all amounts under Section 12.1(b) and (c) hereof; second, to the Lenders and the Administrative Agent for any fees hereunder or under any of the other Loan Documents then due and payable; third, to the Lenders pro rata on the basis of their respective unpaid principal amounts, to the payment of any unpaid interest which may have accrued on the Obligations; fourth, to the Lenders pro rata until all Loans have been paid in full (and, for purposes of this clause, obligations under Interest Rate Protection Agreements with the Lenders or their Affiliates or any of them shall be paid on a pro rata basis with the Loans); fifth, to the Lenders pro rata on the basis of their respective unpaid amounts, to the payment of any other unpaid Obligations; and sixth, to the Borrower or as otherwise required by law.

                              ARTICLE 11 The Agents


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        Section 11.1   Appointment, Powers and Immunities. Each Lender hereby
irrevocably appoints and authorizes the Administrative Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Each Lender hereby irrevocably appoints and authorizes TDSI to act as Lead Arranger and Book Manager hereunder and under the other Loan Documents with such powers as are specifically delegated to TDSI by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Each Lender hereby irrevocably appoints and authorizes RBC to act as Syndication Agent hereunder and under the other Loan Documents with such powers as are specifically delegated to RBC by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Each Lender hereby irrevocably appoints and authorizes GSCP to act as a Documentation Agent hereunder and under the other Loan Documents with such powers as are specifically delegated to GSCP by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Each Lender hereby irrevocably appoints and authorizes First Union Securities to act as a co-Documentation Agent hereunder and under the other Loan Documents with such powers as are specifically delegated to First Union Securities by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. No Agent or any of its Affiliates, officers, directors, partners, employees, attorneys or agents shall be liable for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with this Agreement or any of the other Loan Documents except for its or their own gross negligence or willful misconduct. Without limiting the generality of the preceding sentence, each Agent (a) may treat the payee of any Note as the holder thereof until the Administrative Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Administrative Agent, (b) shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee or fiduciary for any Lender, (c) shall not be required to initiate any litigation or collection proceedings hereunder or under any other Loan Document except, in the case of the Administrative Agent, to the extent requested by the Required Lenders, (d) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by any Person to perform any of its obligations hereunder or thereunder,
(e) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, and (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing reasonably believed by it to be genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by this Agreement, each Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Lenders, and such instructions


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of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders; provided, however, that the no Agent shall be required to take any action which exposes such Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable law. No Agent shall be deemed to have any fiduciary relationship with any Lender or any Loan Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against any Agent. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with respect to any Agent is not intended to connote any fiduciary or other express or implied obligation arising under agency doctrine of any applicable law; instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship among independent contracting parties. Each of the Lead Arranger, Book Manager, Syndication Agent and each Documentation Agent, without consent of or notice to any party hereto, may assign any and all of its rights or obligations hereunder to any of its Affiliates. As of the date hereof, any respective obligations of TDSI, in its capacity as Lead Arranger and Book Manager, RBC, in its capacity as Syndication Agent, GSCP, in its capacity as a Documentation Agent, and First Union Securities, in its capacity as a co-Documentation Agent, shall terminate.

        Section 11.2 Rights of each Agent as a Lender. With respect to its Commitments, the Loans made by it and the Note(s) issued to it, each Agent (and any successor acting as such Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties specified herein or in any other Loan Documents, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include each Agent in its individual capacity. Any Agent and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, act as trustee under indentures of, provide merchant banking services to, own securities of, and generally engage in any kind of banking, trust or other business with, the Borrower or any of its Affiliates and any other Person who may do business with or own securities of the Borrower or any of its Affiliates, all as if it were not performing the duties specified herein or in any other Loan Documents and without any duty to account therefor to the Lenders.

        Section 11.3 Defaults. No Agent shall not deemed to have knowledge or notice of the occurrence of a Default (other than, in the case of the Administrative Agent, the non-payment of principal of or interest on the Loans or of commitment fees) unless it has received notice from a Lender or the Borrower specifying such Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders (and shall give each Lender prompt notice of each such non-payment). The Administrative Agent shall (subject to Section 11.1) take such action with respect to such Default as shall be directed by the Required Lenders, provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall seem advisable and in the best interest of the Lenders.

        Section 11.4 INDEMNIFICATION. EACH LENDER HEREBY AGREES TO INDEMNIFY EACH AGENT FROM AND HOLD EACH AGENT HARMLESS AGAINST


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(TO THE EXTENT NOT REIMBURSED UNDER SECTIONS 12.1 AND 12.2, BUT WITHOUT LIMITING
THE OBLIGATIONS OF THE BORROWER UNDER SECTIONS 12.1 AND 12.2), RATABLY IN ACCORDANCE WITH ITS PRO RATA SHARE, ANY AND ALL LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS'
FEES) AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED
ON, INCURRED BY OR ASSERTED AGAINST SUCH AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY SUCH AGENT UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS; PROVIDED, FURTHER, THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF THE FOREGOING TO THE EXTENT CAUSED BY SUCH AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT
LIMITATION OF THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE LENDERS THAT
EACH AGENT SHALL BE INDEMNIFIED HEREUNDER FROM AND HELD HARMLESS AGAINST ALL OF SUCH LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES,
SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES) AND DISBURSEMENTS OF ANY KIND OR NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH AGENT (EXCEPT TO THE EXTENT THE SAME ARE CAUSED BY SUCH AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT). WITHOUT LIMITING ANY OTHER PROVISION OF THIS SECTION 11.4, EACH LENDER AGREES TO REIMBURSE EACH AGENT PROMPTLY UPON DEMAND FOR ITS PRO RATA SHARE OF ANY AND ALL OUT-OF-POCKET
EXPENSES (INCLUDING ATTORNEYS' FEES) INCURRED BY SUCH AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS OR OTHERWISE) OF,
OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS, TO THE EXTENT THAT SUCH AGENT IS NOT PROMPTLY REIMBURSED FOR SUCH EXPENSES BY THE BORROWER.

        Section 11.5 Independent Credit Decisions. Each Lender agrees that it has independently and without reliance on any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower, NCI, NII and NCH and the Subsidiaries of the Borrower, NCI, NII and NCH and its own decision to enter into this Agreement and that it will, independently and without reliance upon any Agent or any other Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. No Agent shall be required to keep itself informed as to the performance or observance by the Borrower (or any other Person) of this Agreement or any other Loan Document or to inspect the Properties or books of the Borrower (or any other Person). Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder or under the other Loan Documents, no Agent shall have any duty or responsibility to


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provide any Lender with any credit or other financial information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the possession of such Agent or any of its Affiliates.

        Section 11.6 Several Commitments. The Commitments and other obligations of the Lenders under this Agreement are several. The default by any Lender in making a Loan in accordance with any of its Commitments shall not relieve the other Lenders of their obligations under this Agreement. In the event of any default by any Lender in making any Loan, each nondefaulting Lender shall be obligated to make its Loan but shall not be obligated to advance the amount which the defaulting Lender was required to advance hereunder. In no event shall any Lender be required to advance an amount or amounts with respect to any of the Loans which would in the aggregate exceed such Lender's Commitment with respect to such Loans. No Lender shall be responsible for any act or omission of any other Lender.

        Section 11.7 Successor Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders will have the right to appoint another Lender as a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the U.S. or any state thereof or of a foreign country if acting through its U.S. branch and having combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges, immunities and duties of the resigning Administrative Agent, and the resigning Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any Administrative Agent's resignation as Administrative Agent, the provisions of this Article 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was the Administrative Agent. Each Administrative Agent (including each successor Administrative Agent) agrees that, so long as it is acting as Administrative Agent under this Agreement, it shall be a Lender under this Agreement.

        Section 11.8   Security Documents and Guaranties.

        (a) Administrative Agent as Agent under Security Documents and Guaranties. Each Lender hereby further authorizes the Administrative Agent, on behalf of and for the benefit of the Lenders, to be the agent for and representative of Lenders with respect to the Guaranties, the Collateral and the Security Documents. Subject to Section 12.11, without further written consent or authorization from the Lenders, the Administrative Agent may execute any documents or instruments necessary to (i) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted hereby or to the release of which the Required Lenders (or such other Lenders as may be required to give such consent under Section 12.11) have otherwise consented, (ii) release any Guarantor from the Guaranties if all of the


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Capital Stock of such Guarantor or any of its successors in interest shall be sold or otherwise disposed of (including by merger or consolidation) in accordance with the terms and conditions of this Agreement or with respect to the release of which the Required Lenders (or such other Lenders as may be required to give such consent under Section 12.11) have otherwise consented, or
(iii) release any Lien encumbering any cash and cash equivalents subject to a Lien permitted by clause (i) of the definition of "Permitted Liens."

        (b) Administrative Agent's Right to Realize on Collateral and Enforce Guaranties. Anything contained in any of the Loan Documents to the contrary notwithstanding, the Borrower, the Administrative Agent and each Lender hereby agree that (i) no Lender shall have any right individually to realize upon any of the Collateral or to enforce the Guaranties, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by the Administrative Agent, on behalf of Lenders in accordance with the terms hereof, and (ii) in the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale, the Administrative Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and the Administrative Agent, as agent for and representative of the Lenders (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent at such sale.


                            ARTICLE 12 Miscellaneous

        Section 12.1 Expenses. The Borrower hereby agrees, on demand, to pay or reimburse the Administrative Agent and each of the Lenders for: (a) all reasonable out-of-pocket costs and expenses of the Administrative Agent accrued in connection with the drafting, preparation, negotiation, execution and delivery of the Loan Documents and in connection with any and all waivers, amendments, modifications, renewals, extensions and supplements of or to the Loan Documents, and the syndication of the Commitments and the Loans, including, without limitation, the reasonable fees and expenses of legal counsel (including all local counsel) for the Administrative Agent, (b) all out-of-pocket costs and expenses of the Administrative Agent and the Lenders in connection with any Default, the exercise of any right or remedy and the enforcement of this Agreement or any other Loan Document or any term or provision hereof or thereof, including, without limitation, the fees and expenses of all legal counsel for the Administrative Agent and/or any Lender, (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all costs, expenses, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any Lien contemplated by this Agreement or any other Loan Document, and (e) all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with due diligence, computer services, copying, appraisals, environmental audits, collateral audits, field exams, insurance, consultants and search reports.


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        Section 12.2   INDEMNIFICATION. THE BORROWER HEREBY AGREES TO INDEMNIFY
EACH AGENT AND EACH LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, PARTNERS, EMPLOYEES, ATTORNEYS AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' AND CONSULTANTS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY FORECLOSURE RIGHT OR OTHER RIGHT OR REMEDY WHETHER OR NOT SUCH EXERCISE IS IN COMPLIANCE WITH LAWS AFFECTING OTHER PERSONS OR RESULTS IN DAMAGES PAYABLE TO OTHER PERSONS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY THE BORROWER OF ANY MATERIAL REPRESENTATION, WARRANTY, COVENANT OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE USE OR PROPOSED USE OF ANY LOAN,
(E) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN OR AFFECTING ANY OF THE PROPERTIES OF THE BORROWER OR ANY OF ITS AFFILIATES, EXCEPT TO THE EXTENT THAT THE LOSS, DAMAGE OR CLAIM IS THE DIRECT RESULT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON TO BE INDEMNIFIED, OR (F) ANY INVESTIGATION, LITIGATION OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING; BUT EXCLUDING ANY OF THE FOREGOING TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON TO BE INDEMNIFIED. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS
SECTION 12.2 SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON. WITHOUT PREJUDICE TO THE SURVIVAL OF ANY OTHER TERM OR PROVISION OF THIS AGREEMENT, THE OBLIGATIONS OF THE BORROWER UNDER THIS SECTION 12.2 SHALL SURVIVE THE REPAYMENT OF THE LOANS AND OTHER OBLIGATIONS AND TERMINATION OF THE COMMITMENTS.

        Section 12.3 Limitation of Liability. None of any Agent, any Lender or any Affiliate, officer, director, employee, partner, attorney or agent thereof shall be liable for any error of judgment or act done in good faith, or be otherwise liable or responsible under any circumstances whatsoever (including such Person's negligence), except for such Person's gross negligence or willful misconduct. None of any Agent, any Lender or any Affiliate, officer, director, partner,


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employee, attorney or agent thereof shall have any liability with respect to, and the Borrower hereby waives, releases and agrees not to sue any of them upon, any claim for any special, indirect, incidental or consequential damages suffered or incurred by the Borrower or any Affiliate of the Borrower in connection with, arising out of or in any way related to this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. The Borrower hereby waives, releases and agrees not to sue any Agent or any Lender or any of their respective Affiliates, officers, directors, partners, employees, attorneys or agents for exemplary or punitive damages in respect of any claim in connection with, arising out of or in any way related to this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

        Section 12.4 No Duty. All attorneys, accountants, appraisers and other professional Persons and consultants retained by any Agent or any Lender shall have the right to act exclusively in the interest of such Agents and such Lenders and shall have no duty of disclosure, duty of loyalty, duty of care or other duty or obligation of any type or nature whatsoever to the Borrower or any of its Affiliates or any other Person.

        Section 12.5 No Fiduciary Relationship. The relationship between the Borrower and each Lender is solely that of debtor and creditor, and neither any Agent nor any Lender has any fiduciary or other special relationship with the Borrower or any of its Affiliates, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Borrower and any Lender, or such Affiliate and any Lender, to be other than that of debtor and creditor. No joint venture or partnership is created by this Agreement among the Lenders or among the Borrower or any of its Affiliates and the Lenders.

        Section 12.6 Equitable Relief. The Borrower recognizes that, in the event it fails to pay, perform, observe or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to the Administrative Agent and the Lenders. The Borrower therefore agrees that the Administrative Agent and the Lenders, if the Administrative Agent or the Lenders so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

        Section 12.7 No Waiver; Cumulative Remedies. No failure on the part of any Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

        Section 12.8   Successors and Assigns.

        (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Borrower may not assign or transfer any


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of its rights or obligations under this Agreement or any other Loan Document without the prior written consent of the Administrative Agent and the Lenders. Any Lender may sell participations in all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments and the Loans owing to
it); provided, however, that (i) such Lender's obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to the Borrower for the performance of such obligations, (iii) such Lender shall remain the holder of its Notes for all purposes of this Agreement, (iv) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents and (v) the Lenders shall not grant any participation under which the participant shall have the right to approve (or under which the consent of the participant must be obtained prior to the Lenders being able to approve) any amendment or waiver of this Agreement or the other Loan Documents, except to the extent that such amendment or waiver (A) increases the participant's participation in the Commitments over the amount then in effect, (B) reduces the interest rate (except in connection with a waiver of applicability of any post-default increase in interest rates) or the amount of principal or fees applicable to the Loans or Commitments in which such participant is participating, (C) extends the final maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Credit Termination Date) in which such participant is participating, (D) releases all or substantially all of the Collateral (except as provided for herein or in any other Loan Document) or the Guaranties of the Obligations, or (E) consents to the assignment or transfer by any Loan Party of any of its rights and obligations under any of the Loan Documents.

        (b) The Borrower and each of the Lenders agree that any Lender (the "Assigning Lender") may at any time, with the consent of the Administrative Agent and the Borrower (such consent not to be (i) unreasonably withheld or delayed and (ii) in the case of the Borrower, required at any time an Event of Default shall have occurred and be continuing), assign to one or more Eligible Assignees all or any part of its rights and/or obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitments and/or Loans) (each an "Assignee"); provided, however, that (A) each such assignment may be of a varying percentage of the Assigning Lender's rights and/or obligations under this Agreement and the other Loan Documents and may relate to some but not all of such rights and/or obligations, (B) except in the case of an assignment of all of a Lender's rights and obligations under this Agreement and the other Loan Documents, the amount of the Commitment(s) and/or Loans of the Assigning Lender being assigned pursuant to each assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 calculated based upon the aggregate amount of the Commitment(s) and/or Loans assigned, (C) the parties to each such assignment shall execute and deliver to the Administrative Agent for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the Note subject to such assignment, and a processing and recordation fee of $3,500 and (D) Nortel Networks shall not sell or assign any of its Incremental Facility Commitment or Incremental Facility Loans to any Person, other than an Affiliate of Nortel Networks, Export Development Corporation or Comdisco, Inc., for a period of ninety (90) days from the Restatement Effective Date. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective


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



date shall be at least five Business Days after the execution thereof or such other date as may be approved by the Administrative Agent, (1) the Assignee thereunder shall be a party hereto as a "Lender" and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and under the Loan Documents, and (2) the Assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a Lender's rights and obligations under the Loan Documents, such Lender shall cease to be a party thereto, provided that such Lender's rights under Article 4,
Section 12.1 and Section 12.2 accrued through the date of assignment shall continue). The Borrower will provide full and prompt assistance to each Lender as it may reasonably request from time to time in connection with such Lender's efforts to assign its Commitments and/or Loans or sell any participation interest therein. Such assistance shall include, without limitation, making senior officers of the Borrower available for meetings with prospective Lenders and participants and providing (in a timely manner) such assistance as may be reasonably requested by such Lender and/or its advisors, including, without limitation, providing information to and responding to inquiries from such prospective Lenders and participants with respect to the businesses, operations, business plan, financial condition and results of operations of the Borrower and its Subsidiaries.

        (c) By executing and delivering an Assignment and Acceptance, the Assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (ii) such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition or results of operations of the Borrower or any of its Affiliates or the performance or observance by the Borrower or any of its Affiliates of its obligations under the Loan Documents; (iii) such Assignee confirms that it has received a copy of the Loan Documents, together with copies of the financial statements referred to in Section 7.2 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Administrative Agent or such Assigning Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such Assignee confirms that it is an Eligible Assignee; (vi) such Assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vii) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.


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        (d)     The Administrative Agent shall maintain at its Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes under the Loan Documents. The Register shall be available for inspection by the Borrower or any Lender as it relates to their Commitments and/or Loans at any reasonable time and from time to time upon reasonable prior notice.

        (e) Upon its receipt of an Assignment and Acceptance executed by an Assigning Lender and Assignee representing that it is an Eligible Assignee, together with the Note(s) subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit A hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and
(iii) give prompt written notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at its expense, shall execute and deliver to the Administrative Agent in exchange for each surrendered Note evidencing the Loans assigned, a new Note evidencing such Loans payable to the order of such Eligible Assignee in an amount equal to such Loans assigned to it and, if the Assigning Lender has retained any Loans, a new Note evidencing each such Loans payable to the order of the Assigning Lender in the amount of such Loans retained by it (each such promissory note shall constitute a "Note" for purposes of the Loan Documents). Such new Notes shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit B-1 hereto, in the case of Term Loan Notes, Exhibit B-2 hereto, in the case of Revolving Loan Notes and Exhibit B-3 hereto, in the case of Incremental Facility Loan Notes.

        (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 12.8, disclose to the Assignee or participant or proposed Assignee or participant any information relating to the Borrower or any of its Affiliates furnished to such Lender by or on behalf of the Borrower or any of its Affiliates; provided that each such actual or proposed Assignee or participant shall agree to be bound by the provisions of Section 12.20.

        (g) (i) Any Lender may assign and pledge any Note held by it to any Federal Reserve Bank or the U.S. Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve System and/or Federal Reserve Bank and (ii) any Lender that is a fund that invests in bank loans may, with the consent of the Administrative Agent, pledge all or a portion of any Note held by it to any trustee or any other representative of holders of obligations owed or securities issued by such fund as security for such obligations or securities; provided, however, that any payment made by the Borrower for the benefit of such assigning and/or pledging Lender in accordance with the terms of the Loan Documents shall satisfy the Borrower's obligations under the Loan Documents in respect thereof to the extent of such payment. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

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        (h)     The Borrower shall maintain, or cause to be maintained, a
register (the "Registered Note Register") (which, at the request of the Borrower (which request the Borrower makes by the execution of this Agreement) shall be kept by the Administrative Agent on behalf of the Borrower at no extra charge to the Borrower at the address to which notices to the Administrative Agent are to be sent hereunder) on which it shall enter the name of the registered owner of each of the Loans which is evidenced by a Registered Note. Notwithstanding anything to the contrary contained in this Section 12.8, a Registered Note and the Loans evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Registered Note and the Loans evidenced thereby on the Registered Note Register (and each Registered Note shall expressly so provide). Any assignment or transfer of all or part of such Loans and the Registered Note evidencing the same shall be registered on the Registered Note Register only upon surrender for registration of assignment or transfer of the Registered Note evidencing such Loans, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the registered noteholder thereof, and thereupon one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the due presentment for registration of transfer of any Registered Note, the Borrower and the Administrative Agent shall treat the Person in whose name such Loans and the Registered Note(s) evidencing the same are registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary. The Registered Note Register shall be available for inspection by the Borrower and any Lender as it relates to their Commitments and/or Loans at any reasonable time upon reasonable prior notice.

        (i) The Borrower will not become a party to any loan agreement, credit agreement or similar agreement which restricts or prohibits the right or ability of any lender which is a party thereto to become a Lender under this Agreement.

        Section 12.9 Survival. All representations and warranties made or deemed made in this Agreement or any other Loan Document or in any document, statement or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of the Loans, and no investigation by any Agent or any Lender or any closing shall affect the representations and warranties or the right of ant Agent or any Lender to rely upon them. Without prejudice to the survival of any other obligation of the Borrower hereunder, the obligations of the Borrower under Article 4 and Sections 12.1 and 12.2 shall survive repayment of the Loans and the Reimbursement Obligations and the other Obligations.

        Section 12.10 ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, TERM SHEETS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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



        Section 12.11 Amendments. No amendment or waiver of any provision of this Agreement, the Notes or any other Loan Document to which the Borrower is a party, nor any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Required Lenders and the Borrower in writing, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, without the written consent of each Lender that would be affected thereby, no amendment, waiver, modification, termination, or consent shall be effective if the effect thereof would: (a) increase any Commitment of such Lender (provided, no amendment, waiver, modification or termination of, or consent to any departure from, any condition precedent, covenant, Default or Event of Default shall constitute an increase in any Commitment of any Lender) or subject such Lender to any additional obligations;
(b) reduce the principal amount of any Loan or any reimbursement obligation in respect of any Letter of Credit or reduce the rate of interest on any Loan (other than any waiver of any increase in the interest rate applicable to any Loan pursuant to Section 2.5(d)) or reduce any fees or other amounts payable hereunder; (c) postpone any date fixed for any scheduled payment (but not any mandatory prepayment of principal) of principal of, or interest on, the Loans or any fees or other amounts payable hereunder; (d) increase the Commitment Percentages or the aggregate unpaid principal amount of the Loans or the number or interests of the Lenders which shall be required for the Lenders or any of them to take any action under this Agreement; (e) change any provision contained in Sections 3.2, 3.3 or 5.1 or this Section 12.11 or modify the definitions of "Required Lenders" or "Pro Rata Share" contained in Section 1.1; (f) extend the stated expiration date of any Letter of Credit beyond the Revolving Credit Commitment Termination Date; (g) extend the expiration date of any Term Loan Commitment, Revolving Credit Commitment or Incremental Facility Commitment; (h) consent to the assignment or transfer by any Loan Party of any of its rights and obligations under any Loan Document; or (i) except as expressly authorized by this Agreement, (x) release or otherwise subordinate all or substantially all of the Collateral from any of the Liens created by the Security Documents or (y) release all or substantially all of the Guarantors from the Guaranties; and provided further, however, that no amendment, waiver or consent relating to Sections 11.1, 11.2, 11.3, 11.4 or 11.5 shall require the agreement of the Borrower. Notwithstanding anything to the contrary contained in this Section 12.11, no amendment, waiver or consent shall be made with respect to (i) Article 11 hereof as the same applied to any Agent, or any other provision hereof as the same applied to the rights or obligations of any Agent, in each case without the prior written consent of such Agent, (ii) any obligation of Lenders relating to the purchase of participations in Letters of Credit as provided in Section 2.2(e) without the written consent of the Administrative Agent and of the Issuing Bank or (iii) the definition of "Master Purchase Agreement", "Nortel Networks Equipment", "Nortel Networks Goods and Services", "Nortel Networks Software", Section 2.11 with respect to the Incremental Facility Commitment hereof or the instructions for application of Incremental Facility Loans contained in the last paragraph of the Notice of Borrowing without the prior written consent of Nortel Networks so long as Nortel Networks is then a Lender hereunder holding an Incremental Facility Commitment.

        Section 12.12  Maximum Interest Rate.

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        (a)     No interest rate specified in this Agreement or any other Loan
Document shall at any time exceed the Maximum Rate. If at any time the interest rate (the "Contract Rate") for any Obligation shall exceed the Maximum Rate, thereby causing the interest accruing on such Obligation to be limited to the Maximum Rate, then any subsequent reduction in the Contract Rate for such Obligation shall not reduce the rate of interest on such Obligation below the Maximum Rate until the aggregate amount of interest accrued on such Obligation equals the aggregate amount of interest which would have accrued on such Obligation if the Contract Rate for such Obligation had at all times been in effect.

        (b) Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, none of the terms and provisions of this Agreement or the other Loan Documents shall ever be construed to create a contract or obligation to pay interest at a rate in excess of the Maximum Rate; and neither the Administrative Agent nor any Lender shall ever charge, receive, take, collect, reserve or apply, as interest on the Obligations, any amount in excess of the Maximum Rate. The parties hereto agree that any interest, charge, fee, expense or other obligation provided for in this Agreement or in the other Loan Documents which constitutes interest under applicable law shall be, ipso facto and under any and all circumstances, limited or reduced to an amount equal to the lesser of (i) the amount of such interest, charge, fee, expense or other obligation that would be payable in the absence of this Section 12.12(b) or (ii) an amount, which when added to all other interest payable under this Agreement and the other Loan Documents, equals the Maximum Rate. If, notwithstanding the foregoing, the Administrative Agent or any Lender ever contracts for, charges, receives, takes, collects, reserves or applies as interest any amount in excess of the Maximum Rate, such amount which would be deemed excessive interest shall be deemed a partial payment or prepayment of principal of the Obligations and treated hereunder as such; and if the Obligations, or applicable portions thereof, are paid in full, any remaining excess shall promptly be paid to the Borrower. In determining whether the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, the Borrower, the Administrative Agent and the Lenders shall, to the maximum extent permitted by applicable law,
(i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Obligations, or applicable portions thereof, so that the interest rate does not exceed the Maximum Rate at any time during the term of the Obligations; provided that, if the unpaid principal balance is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, the Administrative Agent and/or the Lenders, as appropriate, shall refund to the Borrower the amount of such excess and, in such event, the Administrative Agent and the Lenders shall not be subject to any penalties provided by any laws for contracting for, charging, receiving, taking, collecting, reserving or applying interest in excess of the Maximum Rate.

        Section 12.13 Notices. All notices and other communications provided for in this Agreement and the other Loan Documents to which the Borrower is a party shall be given or made by telecopy or in writing and telecopied, mailed by certified mail return receipt requested or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof (or, with respect to a Lender that becomes a party to this Agreement


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pursuant to an assignment made in accordance with Section 12.8, in the
Assignment and Acceptance executed by it); or, as to any party, at such other address as shall be designated by such party in a notice to each other party given in accordance with this Section 12.13. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid; provided, however, that notices to any Agent shall be deemed given when received by such Agent.

        Section 12.14 GOVERNING LAW; SUBMISSION TO JURISDICTION; SERVICE OF PROCESS. THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND EACH OF THE PARTIES HERETO CHOOSE THE LAWS OF THE STATE OF NEW YORK TO GOVERN THIS AGREEMENT PURSUANT TO N.Y. GEN. OBLIG. LAW SECTION 5-1401 (CONSOL.
1995) AND APPLICABLE LAWS OF THE U.S. THE BORROWER HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF EACH OF (1) THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND (2) ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SET FORTH UNDERNEATH ITS SIGNATURE HERETO. THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORM.

        Section 12.15 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        Section 12.16 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

        Section 12.17 Headings. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

        Section 12.18 Construction. The Borrower, the each Agent and each Lender acknowledges that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the parties hereto.

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        Section 12.19  Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

        Section 12.20 Confidentiality. Each Lender agrees to exercise its best efforts to keep any information delivered or made available by the Borrower to it which is clearly indicated to be confidential information, confidential from anyone other than Persons employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans and/or the Letters of Credit; provided that nothing herein shall prevent any Lender from disclosing such information (a) to any other Lender, (b) to any Person if disclosure to such Person is reasonably incidental to the administration of the Loans and/or the Letters of Credit, (c) upon the order of any court or administrative agency, (d) upon the request or demand of any regulatory agency or authority having jurisdiction over such Lender, (e) which has been publicly disclosed other than in violation of these provisions by such Lender, (f) in connection with any litigation to which any Agent, any Lender or their respective Affiliates may be a party, (g) to the extent reasonably required in connection with the exercise of any right or remedy under the Loan Documents, (h) to such Lender's legal counsel, independent auditors and affiliates who agree to the provisions of this Section 12.20, and
(i) to any actual or proposed participant or Assignee of all or part of its rights hereunder, so long as such actual or proposed participant or Assignee agrees to be bound by the provisions of this Section 12.20.

        Section 12.21 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE BORROWER, ANY AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

        Section 12.22 Approvals and Consent. Except as may be expressly provided to the contrary in this Agreement or in the other Loan Documents (as applicable), in any instance under this Agreement of the other Loan Documents where the approval, consent or exercise of judgment of any Agent or any Lender is requested or required, (a) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of such Agent or such Lender, respectively, and such Agent and such Lender shall not, for any reason or to any extent, be required to grant such approval or consent or to exercise such judgment in any particular manner, regardless of the reasonableness of the request or the action or judgment of such Agent or such Lender, and (b) no approval or consent of any Agent or any Lender shall in any event be effective unless the same shall be in writing and the same shall be effective only in the specific instance and for the specific purpose for which given.


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        Section 12.23  Service of Process. The Borrower irrevocably consents to the service of process by the mailing thereof by the Administrative Agent, any other Agent or the Required Lenders by registered or certified mail, postage prepaid, to the Borrower at its address listed on the signature pages hereof. Nothing in this Section 12.23 shall affect the right of the Administrative Agent, any other Agent or the Lenders to serve legal process in any other manner permitted by law or affect the right of the Administrative Agent, any other Agent or any Lender to bring any action or proceeding against the Borrower or its Property in the court of any jurisdiction.

        Section 12.24 Amendment and Restatement. This Agreement shall become effective on April 12, 2001 (the "Restatement Effective Date"), on which date
(i) the Borrower, the Administrative Agent, each other Agent and each of the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same (including by way of facsimile transmission) to the satisfaction of the Administrative Agent and (ii) the conditions contained in Article 6 are met to the satisfaction of the Administrative Agent and the Required Lenders (determined immediately after the occurrence of the Restatement Effective Date). Unless the Administrative Agent has received actual notice from any Lender that the conditions contained in
Article 6 have not been met to its satisfaction, upon the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the conditions described in clause (ii) of the immediately preceding sentence have been met, then the Restatement Effective Date shall have been deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Restatement Effective Date shall not release the Borrower from any liability for failure to satisfy one or more of the applicable conditions contained in Article 6 to the extent such condition was not otherwise waived in writing in accordance with the terms of this Agreement). Effective as of the Restatement Effective Date, this Agreement shall constitute an amendment and restatement of all, but not an extinguishment, discharge, satisfaction or novation of any, indebtedness, liabilities and/or obligations (including, without limitation, the Obligations) of the Loan Parties under the Existing Credit Agreement.

                  [Remainder of Page Intentionally Left Blank]


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



        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


BORROWER:            NET2000 COMMUNICATIONS GROUP, INC.


                            By: /s/Donald Clarke
                               -----------------------------------
                            Name: Donald Clarke
                                 ---------------------------------
                            Title: Chief Financial Officer
                                  --------------------------------

                            Address for Borrower and Credit Support Parties:
                            2180 Fox Mill Road
                            Herndon, Virginia  20171
                            Attention:  Donald E. Clarke
                                       Chief Financial Officer
                            Telecopy No.:  (703) 654-2006
                            Telephone No.: (703) 654-2749


CREDIT SUPPORT              NET2000 COMMUNICATIONS CAPITAL
PARTIES:                    EQUIPMENT, INC.


                            By: /s/Donald Clarke
                               ---------------------------------------
                            Name: Donald Clarke
                                  ------------------------------------
                            Title: Chief Financial Officer
                                   -----------------------------------


                            NET2000 COMMUNICATIONS HOLDINGS, INC.


                            By: /s/Donald Clarke
                               -------------------------------------
                            Name: Donald Clarke
                                 -----------------------------------
                            Title: Chief Financial Officer
                                  ----------------------------------

                            NET2000 COMMUNICATIONS OPERATIONS, INC.


                            By: /s/Donald Clarke
                               -------------------------------------
                            Name: Donald Clarke
                               -------------------------------------
                            Title: Chief Financial Officer
                                 -----------------------------------

                           NET2000 INVESTMENTS, INC.


                            By: /s/Donald Clarke
                               -------------------------------------
                            Name: Donald Clarke
                                 -----------------------------------
                            Title: Chief Financial Officer
                                 -----------------------------------


                            NET2000 COMMUNICATIONS REAL ESTATE, INC.


                            By: /s/Donald Clarke
                               -------------------------------------
                            Name: Donald Clarke
                               -------------------------------------
                            Title: Chief Financial Officer
                                 -----------------------------------


                            NET2000 COMMUNICATIONS SERVICES, INC.


                            By: /s/Donald Clarke
                               -------------------------------------
                            Name: Donald Clarke
                                 -----------------------------------
                            Title: Chief Financial Officer
                                 -----------------------------------


                            NET2000 COMMUNICATIONS OF VIRGINIA, LLC


                            By: /s/Donald Clarke
                               -------------------------------------
                            Name: Donald Clarke
                                 -----------------------------------
                            Title: Chief Financial Officer
                                  ----------------------------------

                            FREBON INTERNATIONAL CORPORATION


                            By: /s/Donald Clarke
                               -------------------------------------
                            Name: Donald Clarke
                                ------------------------------------
                            Title: Chief Financial Officer
                                 -----------------------------------

                            VISION I.T.


                            By: /s/Donald Clarke
                               -------------------------------------
                            Name: Donald Clarke
                                 -----------------------------------
                            Title: Chief Financial Officer
                                 -----------------------------------

LENDERS AND AGENTS:         TORONTO DOMINION (TEXAS), INC., as
                            Administrative Agent and as a Lender


                            By: /s/Lynn Chasin
                               -------------------------------------
                            Name: Lynn Chasin
                                 -----------------------------------
                            Title: Vice President
                                 -----------------------------------


                            THE TORONTO-DOMINION BANK, as Issuing Bank and as a Lender


                            By: /s/Lynn Chasin
                               -------------------------------------
                            Name: Lynn Chasin
                               -------------------------------------
                            Title: Vice President
                                 -----------------------------------

                            Address for Notices:
                            909 Fannin Street
                            Suite 1700
                            Houston, Texas  77010
                            Attention:    Ms. Lynn Chasin
                            Telecopy No.:   (713) 951-9921
                            Telephone No.: (713) 427-8531

                            BARCLAYS BANK PLC, as a Lender


                            By: /s/Daniele Iacovone
                                ----------------------------------------
                            Name: Daniele Iacovone
                                  --------------------------------------
                            Title: Director
                                  --------------------------------------

                            Address for Notices:
                            388 Market Street
                            Suite 1700
                            San Francisco, CA  94111
                            Attention:  Mr. Daniele Iacovone
                            Telecopy No.:    (415) 765-4760
                            Telephone No.:  (415) 765-4737

                            FIRST UNION NATIONAL BANK, as a Lender


                            By: /s/Franklin M. Wessinger
                                ----------------------------------------
                            Name: Franklin M. Wessinger
                                  --------------------------------------
                            Title: Senior Vice President
                                   -------------------------------------

                            Address for Notices:
                            201 South College Street
                            CP-13
                            Charlotte, NC  28288-0130
                            Attention:   Mr. Franklin M. Wessinger
                            Telecopy No.:    (704) 383-6647
                            Telephone No.:  (704) 383-5084

                            GOLDMAN SACHS CREDIT PARTNERS L.P., as a
                            Lender


                            By: /s/Stephen B. King
                                ----------------------------------------
                            Name: Stephen B. King
                                  --------------------------------------
                            Title: Authorized Signatory
                                   -------------------------------------

                            Address for Notices:
                            85 Broadway
                            15th Floor
                            New York, New York  10004
                            Attention:   Mr. Stephen King
                            Telecopy No.:    (212) 357-0932
                            Telephone No.:  (212) 902-8123

                           IBM CREDIT CORPORATION, as a Lender


                            By: /s/Thomas S. Curcio
                                ----------------------------------------
                            Name: Thomas S. Curcio
                                  --------------------------------------
                            Title: Manager of Credit
                                   -------------------------------------


                            Address for Notices:
                            North Castle Drive
                            Armonk, New York  10504
                            Attention:  Mr. Brian O'Hara
                            Telecopy No.:   (914) 765-6271
                            Telephone No.: (914) 765-6241

                            RFC CAPITAL CORPORATION, as a Lender


                            By: /s/Jeff Martin
                                ----------------------------------------
                            Name: Jeff Martin
                                  --------------------------------------
                            Title: Director - Credit Admin.
                                   -------------------------------------


                            Address for Notices:
                            130 East Chestnut Street
                            Suite 400
                            Columbus, Ohio  43215
                            Attention:  Mr. Patrick O. Quinton
                            Telecopy No.:    (614) 229-7980
                            Telephone No.:  (614) 229-7979

                            ROYAL BANK OF CANADA, as a Lender


                            By: /s/Charles Romano
                                 -------------------------------
                            Name: Charles Romano
                                  ------------------------------
                            Title: Senior Manager
                                 -------------------------------

                            Address for Notices:
                            One Liberty Plaza
                            5th Floor
                            New York, New York  10006-1404
                            Attention:  Ms. Stephanie Babich
                            Telecopy No.:    (212) 428-6460
                            Telephone No.:  (212) 428-6319

                            NORTEL NETWORKS INC, as a Lender


                            By: /s/Mitchell L. Stone
                                ----------------------------------------
                            Name: Mitchell L. Stone
                                  --------------------------------------
                            Title: Director, Customer Finance
                                   -------------------------------------

                            Address for Notices:
                            GMS 991 15 A40
                            2221 Lakeside Blvd.
                            Richardson, Texas  75082-4399
                            Attention:  Mitchell L. Stone
                            Telecopy No.:    (972) 684-3679
                            Telephone No.:  (972) 684-0395

                            APPENDIX A-1 TO THIRD AMENDED
                            AND RESTATED CREDIT AGREEMENT


                TERM LOAN COMMITMENTS AND OUTSTANDING TERM LOANS

===================================== ================== ================== =============== ==============

                                         ORIGINAL           REMAINING
                                          TERM LOAN          TERM LOAN       OUTSTANDING         PRO
               LENDER                    COMMITMENT         COMMITMENT        TERM LOANS     RATA SHARE
------------------------------------- ------------------ ------------------ --------------- --------------

Toronto Dominion (Texas), Inc.         $35,000,000         $1,750,000       $33,250,000         35.0%
------------------------------------- ------------------ ------------------ --------------- --------------

Royal Bank of Canada                   $20,000,000         $1,000,000       $19,000,000         20.0%
------------------------------------- ------------------ ------------------ --------------- --------------

Goldman Sachs Credit Partners L.P.     $15,000,000           $750,000       $14,250,000         15.0%
------------------------------------- ------------------ ------------------ --------------- --------------

First Union National Bank              $15,000,000           $750,000       $14,250,000         15.0%
------------------------------------- ------------------ ------------------ --------------- --------------

IBM Credit Corporation                  $5,000,000           $250,000       $4,750,000          5.0%
------------------------------------- ------------------ ------------------ --------------- --------------

Barclays Bank plc                      $10,000,000           $500,000       $9,500,000          10.0%
------------------------------------- ------------------ ------------------ --------------- --------------

        TOTAL                         $100,000,000         $5,000,000       $95,000,000         100%
===================================== ================== ================== =============== ==============

                          APPENDIX A-2 TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                          REVOLVING CREDIT COMMITMENTS

======================================= =================================== ===================

LENDER                                  REVOLVING CREDIT COMMITMENT         PRO RATA SHARE
--------------------------------------- ----------------------------------- -------------------

Toronto Dominion (Texas), Inc.          $30,000,000                         30.0%
--------------------------------------- ----------------------------------- -------------------

Royal Bank of Canada                    $20,000,000                         20.0%
--------------------------------------- ----------------------------------- -------------------

Goldman Sachs Credit Partners L.P.      $15,000,000                         15.0%
--------------------------------------- ----------------------------------- -------------------

First Union National Bank               $15,000,000                         15.0%
--------------------------------------- ----------------------------------- -------------------

IBM Credit Corporation                  $5,000,000                          5.0%
--------------------------------------- ----------------------------------- -------------------

RFC Capital Corporation                 $5,000,000                          5.0%
--------------------------------------- ----------------------------------- -------------------

Barclays Bank plc                       $10,000,000                         10.0%
--------------------------------------- ----------------------------------- -------------------

        TOTAL                           $100,000,000                        100%
======================================= =================================== ===================

                          APPENDIX A-3 TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                        INCREMENTAL FACILITY COMMITMENTS

======================================= =================================== ===================


LENDER                                  INCREMENTAL FACILITY COMMITMENT     PRO RATA SHARE
--------------------------------------- ----------------------------------- -------------------

Nortel Networks Inc.                    $125,000,000                        100%
--------------------------------------- ----------------------------------- -------------------

        TOTAL                           $125,000,000                        100%
======================================= =================================== ===================